REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Brighthouse Variable Annuity Account B
and Board of Directors of
Brighthouse Life Insurance Company of NY

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brighthouse Variable Annuity Account B (the "Separate Account") of Brighthouse Life Insurance Company of NY (the "Company") comprising each of the individual Sub-Accounts listed in Note 2. A as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Sub-Accounts, except for the Sub-Accounts included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Sub-Accounts and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Sub-Accounts Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
BHFTI AB International Bond Sub-Account	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020 and the period from April 29, 2019 (commencement of operations) through December 31, 2019
BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020 and the period from April 29, 2019 (commencement of operations) through December 31, 2019
BlackRock Global Allocation V.I. Sub-Account	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, 2019 and 2018 (commenced July 20, 2015 and began transactions in 2018)

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 30, 2022

We have served as the Separate Account's auditor since 2000.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2021

American Funds® Global Growth Sub-Account
Assets:
Investments at fair value	$28,858,247
Due from Brighthouse Life Insurance Company of NY	14
Total Assets	28,858,261
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—
Total Liabilities	—
Net Assets	$28,858,261
Contract Owners' Equity
Net assets from accumulation units	$28,857,737
Net assets from contracts in payout	524
Total Net Assets	$28,858,261

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account	American Funds® Growth-Income Sub-Account	American Funds® The Bond Fund of America Sub-Account	BHFTI AB Global Dynamic Allocation Sub-Account
Assets:
Investments at fair value	$4,181,618	$57,848,465	$31,034,142	$8,989,242	$126,581,306
Due from Brighthouse Life Insurance Company of NY	5	—	23	—	1
Total Assets	4,181,623	57,848,465	31,034,165	8,989,242	126,581,307
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	16	—	—	—
Total Liabilities	—	16	—	—	—
Net Assets	$4,181,623	$57,848,449	$31,034,165	$8,989,242	$126,581,307
Contract Owners' Equity
Net assets from accumulation units	$4,181,623	$57,791,882	$30,981,391	$8,989,242	$126,581,307
Net assets from contracts in payout	—	56,567	52,774	—	—
Total Net Assets	$4,181,623	$57,848,449	$31,034,165	$8,989,242	$126,581,307

The accompanying notes are an integral part of these financial statements.

	BHFTI AB International Bond Sub-Account	BHFTI Allspring Mid Cap Value Sub-Account	BHFTI American Funds® Balanced Allocation Sub-Account	BHFTI American Funds® Growth Allocation Sub-Account	BHFTI American Funds® Growth Sub-Account
Assets:
Investments at fair value	$1,598,988	$19,946,990	$249,625,497	$144,066,423	$101,719,278
Due from Brighthouse Life Insurance Company of NY	—	3	4	2	4
Total Assets	1,598,988	19,946,993	249,625,501	144,066,425	101,719,282
Liabilities:
Due to Brighthouse Life Insurance Company of NY	1	—	—	—	—
Total Liabilities	1	—	—	—	—
Net Assets	$1,598,987	$19,946,993	$249,625,501	$144,066,425	$101,719,282
Contract Owners' Equity
Net assets from accumulation units	$1,598,987	$19,940,756	$249,482,167	$144,038,702	$101,719,282
Net assets from contracts in payout	—	6,237	143,334	27,723	—
Total Net Assets	$1,598,987	$19,946,993	$249,625,501	$144,066,425	$101,719,282

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTI American Funds® Moderate Allocation Sub-Account	BHFTI BlackRock Global Tactical Strategies Sub-Account	BHFTI BlackRock High Yield Sub-Account	BHFTI Brighthouse Asset Allocation 100 Sub-Account	BHFTI Brighthouse Balanced Plus Sub-Account
Assets:
Investments at fair value	$116,777,128	$234,000,155	$62,139,031	$123,439,722	$468,035,052
Due from Brighthouse Life Insurance Company of NY	3	3	6	—	3
Total Assets	116,777,131	234,000,158	62,139,037	123,439,722	468,035,055
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$116,777,131	$234,000,158	$62,139,037	$123,439,722	$468,035,055
Contract Owners' Equity
Net assets from accumulation units	$116,720,268	$234,000,158	$62,137,971	$123,311,165	$468,035,055
Net assets from contracts in payout	56,863	—	1,066	128,557	—
Total Net Assets	$116,777,131	$234,000,158	$62,139,037	$123,439,722	$468,035,055

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Small Cap Value Sub-Account	BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Sub-Account	BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account	BHFTI Brighthouse/ Templeton International Bond Sub-Account
Assets:
Investments at fair value	$30,335,554	$29,675,083	$11,241,970	$16,378,250	$2,798,658
Due from Brighthouse Life Insurance Company of NY	4	6	1	1	—
Total Assets	30,335,558	29,675,089	11,241,971	16,378,251	2,798,658
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$30,335,558	$29,675,089	$11,241,971	$16,378,251	$2,798,658
Contract Owners' Equity
Net assets from accumulation units	$30,335,558	$29,614,900	$11,241,971	$16,378,251	$2,798,658
Net assets from contracts in payout	—	60,189	—	—	—
Total Net Assets	$30,335,558	$29,675,089	$11,241,971	$16,378,251	$2,798,658

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account	BHFTI CBRE Global Real Estate Sub-Account	BHFTI Harris Oakmark International Sub-Account	BHFTI Invesco Balanced-Risk Allocation Sub-Account	BHFTI Invesco Comstock Sub-Account
Assets:
Investments at fair value	$2,054,176	$20,437,472	$52,648,945	$38,583,524	$36,405,117
Due from Brighthouse Life Insurance Company of NY	1	3	6	—	5
Total Assets	2,054,177	20,437,475	52,648,951	38,583,524	36,405,122
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$2,054,177	$20,437,475	$52,648,951	$38,583,524	$36,405,122
Contract Owners' Equity
Net assets from accumulation units	$2,054,177	$20,427,423	$52,644,386	$38,583,524	$36,398,950
Net assets from contracts in payout	—	10,052	4,565	—	6,172
Total Net Assets	$2,054,177	$20,437,475	$52,648,951	$38,583,524	$36,405,122

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Global Equity Sub-Account	BHFTI Invesco Small Cap Growth Sub-Account	BHFTI JPMorgan Core Bond Sub-Account	BHFTI JPMorgan Global Active Allocation Sub-Account	BHFTI JPMorgan Small Cap Value Sub-Account
Assets:
Investments at fair value	$4,292,080	$47,064,156	$34,982,962	$70,080,995	$4,338,893
Due from Brighthouse Life Insurance Company of NY	7	—	1	—	—
Total Assets	4,292,087	47,064,156	34,982,963	70,080,995	4,338,893
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	83	—	1	—
Total Liabilities	—	83	—	1	—
Net Assets	$4,292,087	$47,064,073	$34,982,963	$70,080,994	$4,338,893
Contract Owners' Equity
Net assets from accumulation units	$4,292,087	$46,995,622	$34,977,572	$70,080,994	$4,337,171
Net assets from contracts in payout	—	68,451	5,391	—	1,722
Total Net Assets	$4,292,087	$47,064,073	$34,982,963	$70,080,994	$4,338,893

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTI Loomis Sayles Global Allocation Sub-Account	BHFTI Loomis Sayles Growth Sub-Account	BHFTI MetLife Multi-Index Targeted Risk Sub-Account	BHFTI MFS® Research International Sub-Account	BHFTI Morgan Stanley Discovery Sub-Account
Assets:
Investments at fair value	$23,557,052	$62,332,145	$54,133,666	$31,678,004	$15,658,942
Due from Brighthouse Life Insurance Company of NY	4	7	1	—	—
Total Assets	23,557,056	62,332,152	54,133,667	31,678,004	15,658,942
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	16
Total Liabilities	—	—	—	—	16
Net Assets	$23,557,056	$62,332,152	$54,133,667	$31,678,004	$15,658,926
Contract Owners' Equity
Net assets from accumulation units	$23,528,778	$62,303,872	$54,133,667	$31,678,004	$15,658,926
Net assets from contracts in payout	28,278	28,280	—	—	—
Total Net Assets	$23,557,056	$62,332,152	$54,133,667	$31,678,004	$15,658,926

The accompanying notes are an integral part of these financial statements.

	BHFTI PanAgora Global Diversified Risk II Sub-Account	BHFTI PanAgora Global Diversified Risk Sub-Account	BHFTI PIMCO Inflation Protected Bond Sub-Account	BHFTI PIMCO Total Return Sub-Account	BHFTI Schroders Global Multi-Asset Sub-Account
Assets:
Investments at fair value	$105,214,438	$6,608,810	$60,507,510	$130,688,637	$40,928,880
Due from Brighthouse Life Insurance Company of NY	—	—	6	11	2
Total Assets	105,214,438	6,608,810	60,507,516	130,688,648	40,928,882
Liabilities:
Due to Brighthouse Life Insurance Company of NY	3	1	—	—	—
Total Liabilities	3	1	—	—	—
Net Assets	$105,214,435	$6,608,809	$60,507,516	$130,688,648	$40,928,882
Contract Owners' Equity
Net assets from accumulation units	$105,214,435	$6,608,809	$60,490,964	$130,553,318	$40,928,882
Net assets from contracts in payout	—	—	16,552	135,330	—
Total Net Assets	$105,214,435	$6,608,809	$60,507,516	$130,688,648	$40,928,882

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	BHFTI SSGA Growth and Income ETF Sub-Account	BHFTI SSGA Growth ETF Sub-Account	BHFTI T. Rowe Price Large Cap Value Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account
Assets:
Investments at fair value	$748,997	$96,981,283	$54,751,207	$64,790,278	$70,219,974
Due from Brighthouse Life Insurance Company of NY	—	3	1	29	9
Total Assets	748,997	96,981,286	54,751,208	64,790,307	70,219,983
Liabilities:
Due to Brighthouse Life Insurance Company of NY	2	—	—	—	—
Total Liabilities	2	—	—	—	—
Net Assets	$748,995	$96,981,286	$54,751,208	$64,790,307	$70,219,983
Contract Owners' Equity
Net assets from accumulation units	$748,995	$96,738,134	$54,725,643	$64,784,114	$70,213,554
Net assets from contracts in payout	—	243,152	25,565	6,193	6,429
Total Net Assets	$748,995	$96,981,286	$54,751,208	$64,790,307	$70,219,983

The accompanying notes are an integral part of these financial statements.

	BHFTI Victory Sycamore Mid Cap Value Sub-Account	BHFTI Western Asset Management Government Income Sub-Account	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account
Assets:
Investments at fair value	$20,768,074	$35,766,496	$14,988,795	$18,997,156	$16,610,609
Due from Brighthouse Life Insurance Company of NY	11	2	3	35	4
Total Assets	20,768,085	35,766,498	14,988,798	18,997,191	16,610,613
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$20,768,085	$35,766,498	$14,988,798	$18,997,191	$16,610,613
Contract Owners' Equity
Net assets from accumulation units	$20,768,085	$35,766,498	$14,988,798	$18,986,441	$16,610,613
Net assets from contracts in payout	—	—	—	10,750	—
Total Net Assets	$20,768,085	$35,766,498	$14,988,798	$18,997,191	$16,610,613

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTII BlackRock Ultra-Short Term Bond Sub-Account	BHFTII Brighthouse Asset Allocation 20 Sub-Account	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account
Assets:
Investments at fair value	$46,921,680	$13,105,638	$279,716,520	$514,442,115	$406,629,571
Due from Brighthouse Life Insurance Company of NY	50	2	5	4	5
Total Assets	46,921,730	13,105,640	279,716,525	514,442,119	406,629,576
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$46,921,730	$13,105,640	$279,716,525	$514,442,119	$406,629,576
Contract Owners' Equity
Net assets from accumulation units	$46,919,957	$13,093,512	$279,026,687	$514,166,534	$406,360,008
Net assets from contracts in payout	1,773	12,128	689,838	275,585	269,568
Total Net Assets	$46,921,730	$13,105,640	$279,716,525	$514,442,119	$406,629,576

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account	BHFTII Brighthouse/ Dimensional International Small Company Sub-Account	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account
Assets:
Investments at fair value	$15,132,838	$5,661,148	$88,101,030	$12,498,180	$90,717,140
Due from Brighthouse Life Insurance Company of NY	66	1	23	10	11
Total Assets	15,132,904	5,661,149	88,101,053	12,498,190	90,717,151
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$15,132,904	$5,661,149	$88,101,053	$12,498,190	$90,717,151
Contract Owners' Equity
Net assets from accumulation units	$15,132,904	$5,621,071	$88,074,006	$12,448,085	$90,697,537
Net assets from contracts in payout	—	40,078	27,047	50,105	19,614
Total Net Assets	$15,132,904	$5,661,149	$88,101,053	$12,498,190	$90,717,151

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTII Loomis Sayles Small Cap Core Sub-Account	BHFTII Loomis Sayles Small Cap Growth Sub-Account	BHFTII MetLife Aggregate Bond Index Sub-Account	BHFTII MetLife Mid Cap Stock Index Sub-Account	BHFTII MetLife MSCI EAFE® Index Sub-Account
Assets:
Investments at fair value	$904,069	$571,468	$36,310,565	$11,895,611	$10,196,921
Due from Brighthouse Life Insurance Company of NY	8	1	2	5	2
Total Assets	904,077	571,469	36,310,567	11,895,616	10,196,923
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$904,077	$571,469	$36,310,567	$11,895,616	$10,196,923
Contract Owners' Equity
Net assets from accumulation units	$904,077	$571,469	$36,310,567	$11,895,616	$10,196,923
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$904,077	$571,469	$36,310,567	$11,895,616	$10,196,923

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Russell 2000® Index Sub-Account	BHFTII MetLife Stock Index Sub-Account	BHFTII MFS® Total Return Sub-Account	BHFTII MFS® Value Sub-Account	BHFTII Neuberger Berman Genesis Sub-Account
Assets:
Investments at fair value	$15,078,867	$95,740,294	$7,162,500	$29,380,022	$14,525,044
Due from Brighthouse Life Insurance Company of NY	7	18	35	2	4
Total Assets	15,078,874	95,740,312	7,162,535	29,380,024	14,525,048
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$15,078,874	$95,740,312	$7,162,535	$29,380,024	$14,525,048
Contract Owners' Equity
Net assets from accumulation units	$14,989,073	$95,662,765	$7,121,705	$29,380,024	$14,502,196
Net assets from contracts in payout	89,801	77,547	40,830	—	22,852
Total Net Assets	$15,078,874	$95,740,312	$7,162,535	$29,380,024	$14,525,048

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTII T. Rowe Price Large Cap Growth Sub-Account	BHFTII T. Rowe Price Small Cap Growth Sub-Account	BHFTII VanEck Global Natural Resources Sub-Account	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	BHFTII Western Asset Management U.S. Government Sub-Account
Assets:
Investments at fair value	$60,930,939	$475,762	$4,017,035	$70,323,590	$30,424,236
Due from Brighthouse Life Insurance Company of NY	11	1	1	15	3
Total Assets	60,930,950	475,763	4,017,036	70,323,605	30,424,239
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$60,930,950	$475,763	$4,017,036	$70,323,605	$30,424,239
Contract Owners' Equity
Net assets from accumulation units	$60,930,950	$475,763	$4,017,036	$70,295,099	$30,402,594
Net assets from contracts in payout	—	—	—	28,506	21,645
Total Net Assets	$60,930,950	$475,763	$4,017,036	$70,323,605	$30,424,239

The accompanying notes are an integral part of these financial statements.

	BlackRock Global Allocation V.I. Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Equity-Income Sub-Account	Fidelity® VIP Mid Cap Sub-Account	FTVIPT Franklin Income VIP Sub-Account
Assets:
Investments at fair value	$5,579,066	$24,440,498	$16,368	$14,493,904	$19,608,033
Due from Brighthouse Life Insurance Company of NY	—	19	—	9	6
Total Assets	5,579,066	24,440,517	16,368	14,493,913	19,608,039
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	4	—	—
Total Liabilities	—	—	4	—	—
Net Assets	$5,579,066	$24,440,517	$16,364	$14,493,913	$19,608,039
Contract Owners' Equity
Net assets from accumulation units	$5,579,066	$24,437,463	$16,364	$14,485,841	$19,556,003
Net assets from contracts in payout	—	3,054	—	8,072	52,036
Total Net Assets	$5,579,066	$24,440,517	$16,364	$14,493,913	$19,608,039

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	FTVIPT Franklin Mutual Shares VIP Sub-Account	FTVIPT Franklin Small Cap Value VIP Sub-Account	FTVIPT Templeton Foreign VIP Sub-Account	FTVIPT Templeton Global Bond VIP Sub-Account	Invesco V.I. Equity and Income Sub-Account
Assets:
Investments at fair value	$2,686,507	$3,489,072	$11,647,606	$7,114,456	$15,671,330
Due from Brighthouse Life Insurance Company of NY	2	2	2	2	3
Total Assets	2,686,509	3,489,074	11,647,608	7,114,458	15,671,333
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$2,686,509	$3,489,074	$11,647,608	$7,114,458	$15,671,333
Contract Owners' Equity
Net assets from accumulation units	$2,686,509	$3,489,074	$11,639,553	$7,114,458	$15,671,333
Net assets from contracts in payout	—	—	8,055	—	—
Total Net Assets	$2,686,509	$3,489,074	$11,647,608	$7,114,458	$15,671,333

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. International Growth Sub-Account	Invesco V.I. Main Street Small Cap® Sub-Account	LMPVET ClearBridge Variable Appreciation Sub-Account	LMPVET ClearBridge Variable Dividend Strategy Sub-Account	LMPVET ClearBridge Variable Large Cap Growth Sub-Account
Assets:
Investments at fair value	$8,243,777	$3,929,061	$28,433,318	$15,070,089	$335,129
Due from Brighthouse Life Insurance Company of NY	6	6	—	6	2
Total Assets	8,243,783	3,929,067	28,433,318	15,070,095	335,131
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	5	—	—
Total Liabilities	—	—	5	—	—
Net Assets	$8,243,783	$3,929,067	$28,433,313	$15,070,095	$335,131
Contract Owners' Equity
Net assets from accumulation units	$8,239,421	$3,925,697	$28,433,313	$15,070,095	$326,975
Net assets from contracts in payout	4,362	3,370	—	—	8,156
Total Net Assets	$8,243,783	$3,929,067	$28,433,313	$15,070,095	$335,131

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	LMPVET ClearBridge Variable Large Cap Value Sub-Account	LMPVET ClearBridge Variable Small Cap Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account
Assets:
Investments at fair value	$266,469	$7,585,001	$1,532,607	$1,342,907	$36,573
Due from Brighthouse Life Insurance Company of NY	—	1	—	—	—
Total Assets	266,469	7,585,002	1,532,607	1,342,907	36,573
Liabilities:
Due to Brighthouse Life Insurance Company of NY	2	—	—	4	1
Total Liabilities	2	—	—	4	1
Net Assets	$266,467	$7,585,002	$1,532,607	$1,342,903	$36,572
Contract Owners' Equity
Net assets from accumulation units	$266,467	$7,585,002	$1,532,607	$1,342,903	$36,572
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$266,467	$7,585,002	$1,532,607	$1,342,903	$36,572

The accompanying notes are an integral part of these financial statements.

	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	PIMCO VIT High Yield Sub-Account	PIMCO VIT Low Duration Sub-Account	Pioneer VCT Mid Cap Value VCT Sub-Account	Putnam VT Large Cap Value Sub-Account
Assets:
Investments at fair value	$7,621,276	$82,771	$42,783	$2,088,940	$16,570
Due from Brighthouse Life Insurance Company of NY	—	—	—	3	—
Total Assets	7,621,276	82,771	42,783	2,088,943	16,570
Liabilities:
Due to Brighthouse Life Insurance Company of NY	1	2	1	—	2
Total Liabilities	1	2	1	—	2
Net Assets	$7,621,275	$82,769	$42,782	$2,088,943	$16,568
Contract Owners' Equity
Net assets from accumulation units	$7,621,275	$82,769	$42,782	$2,088,943	$16,568
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$7,621,275	$82,769	$42,782	$2,088,943	$16,568

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)
December 31, 2021

	Putnam VT Sustainable Leaders Sub-Account	TAP 1919 Variable Socially Responsive Balanced Sub-Account
Assets:
Investments at fair value	$476,629	$253,927
Due from Brighthouse Life Insurance Company of NY	—	—
Total Assets	476,629	253,927
Liabilities:
Due to Brighthouse Life Insurance Company of NY	1	—
Total Liabilities	1	—
Net Assets	$476,628	$253,927
Contract Owners' Equity
Net assets from accumulation units	$476,628	$253,927
Net assets from contracts in payout	—	—
Total Net Assets	$476,628	$253,927

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2021

	American Funds® Global Growth Sub-Account	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account	American Funds® Growth-Income Sub-Account	American Funds® The Bond Fund of America Sub-Account
Investment Income:
Dividends	$94,819	$—	$122,876	$326,896	$122,745
Expenses:
Mortality and expense risk and other charges	371,078	41,184	772,030	401,320	99,509
Administrative charges	70,880	11,235	159,559	72,772	20,170
Total expenses	441,958	52,419	931,589	474,092	119,679
Net investment income (loss)	(347,139)	(52,419)	(808,713)	(147,196)	3,066
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,401,988	101,907	7,390,926	287,944	361,977
Realized gains (losses) on sale of investments	2,097,212	384,629	6,694,484	1,369,090	66,663
Net realized gains (losses)	3,499,200	486,536	14,085,410	1,657,034	428,640
Change in unrealized gains (losses) on investments	802,629	(163,175)	(2,721,277)	4,389,873	(585,246)
Net realized and change in unrealized gains (losses) on investments	4,301,829	323,361	11,364,133	6,046,907	(156,606)
Net increase (decrease) in net assets resulting from operations	$3,954,690	$270,942	$10,555,420	$5,899,711	$(153,540)

The accompanying notes are an integral part of these financial statements.

	BHFTI AB Global Dynamic Allocation Sub-Account	BHFTI AB International Bond Sub-Account	BHFTI Allspring Mid Cap Value Sub-Account	BHFTI American Funds® Balanced Allocation Sub-Account	BHFTI American Funds® Growth Allocation Sub-Account
Investment Income:
Dividends	$286,218	$272	$124,383	$2,889,441	$1,127,252
Expenses:
Mortality and expense risk and other charges	1,554,670	15,062	267,579	3,146,767	1,842,768
Administrative charges	320,527	3,431	48,725	611,470	345,690
Total expenses	1,875,197	18,493	316,304	3,758,237	2,188,458
Net investment income (loss)	(1,588,979)	(18,221)	(191,921)	(868,796)	(1,061,206)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	7,293,614	5,857	—	8,228,627	4,448,403
Realized gains (losses) on sale of investments	2,466,786	(93)	463,823	4,117,799	3,514,319
Net realized gains (losses)	9,760,400	5,764	463,823	12,346,426	7,962,722
Change in unrealized gains (losses) on investments	1,352,142	(34,170)	4,366,796	12,709,635	11,061,078
Net realized and change in unrealized gains (losses) on investments	11,112,542	(28,406)	4,830,619	25,056,061	19,023,800
Net increase (decrease) in net assets resulting from operations	$9,523,563	$(46,627)	$4,638,698	$24,187,265	$17,962,594

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2021

	BHFTI American Funds® Growth Sub-Account	BHFTI American Funds® Moderate Allocation Sub-Account	BHFTI BlackRock Global Tactical Strategies Sub-Account	BHFTI BlackRock High Yield Sub-Account	BHFTI Brighthouse Asset Allocation 100 Sub-Account
Investment Income:
Dividends	$—	$1,754,114	$3,217,467	$2,058,953	$1,370,151
Expenses:
Mortality and expense risk and other charges	1,221,706	1,486,995	2,885,887	615,102	1,700,559
Administrative charges	234,706	286,531	592,052	130,104	304,924
Total expenses	1,456,412	1,773,526	3,477,939	745,206	2,005,483
Net investment income (loss)	(1,456,412)	(19,412)	(260,472)	1,313,747	(635,332)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	6,959,170	3,871,505	9,105,213	—	9,104,078
Realized gains (losses) on sale of investments	5,130,329	1,315,180	1,960,864	68,756	3,138,823
Net realized gains (losses)	12,089,499	5,186,685	11,066,077	68,756	12,242,901
Change in unrealized gains (losses) on investments	6,589,105	3,603,234	7,845,690	474,519	6,476,300
Net realized and change in unrealized gains (losses) on investments	18,678,604	8,789,919	18,911,767	543,275	18,719,201
Net increase (decrease) in net assets resulting from operations	$17,222,192	$8,770,507	$18,651,295	$1,857,022	$18,083,869

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Balanced Plus Sub-Account	BHFTI Brighthouse Small Cap Value Sub-Account	BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Sub-Account	BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account
Investment Income:
Dividends	$11,129,307	$249,884	$54,023	$318,304	$315,008
Expenses:
Mortality and expense risk and other charges	5,669,892	416,862	434,065	125,866	221,540
Administrative charges	1,196,599	75,536	79,850	26,105	41,830
Total expenses	6,866,491	492,398	513,915	151,971	263,370
Net investment income (loss)	4,262,816	(242,514)	(459,892)	166,333	51,638
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	16,359,687	13,499	—	—	—
Realized gains (losses) on sale of investments	6,540,779	1,263,898	1,274,221	(17,024)	(121,415)
Net realized gains (losses)	22,900,466	1,277,397	1,274,221	(17,024)	(121,415)
Change in unrealized gains (losses) on investments	923,081	6,739,477	(2,780,398)	49,336	(161,028)
Net realized and change in unrealized gains (losses) on investments	23,823,547	8,016,874	(1,506,177)	32,312	(282,443)
Net increase (decrease) in net assets resulting from operations	$28,086,363	$7,774,360	$(1,966,069)	$198,645	$(230,805)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2021

	BHFTI Brighthouse/ Templeton International Bond Sub-Account	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account	BHFTI CBRE Global Real Estate Sub-Account	BHFTI Harris Oakmark International Sub-Account	BHFTI Invesco Balanced-Risk Allocation Sub-Account
Investment Income:
Dividends	$—	$14,911	$557,804	$347,667	$1,143,300
Expenses:
Mortality and expense risk and other charges	35,577	29,637	264,592	742,351	446,510
Administrative charges	7,009	4,971	48,552	135,045	95,633
Total expenses	42,586	34,608	313,144	877,396	542,143
Net investment income (loss)	(42,586)	(19,697)	244,660	(529,729)	601,157
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	198,916	—	—	1,132,446
Realized gains (losses) on sale of investments	(36,771)	71,874	587,687	725,609	125,209
Net realized gains (losses)	(36,771)	270,790	587,687	725,609	1,257,655
Change in unrealized gains (losses) on investments	(107,203)	142,194	4,624,996	3,498,449	1,171,260
Net realized and change in unrealized gains (losses) on investments	(143,974)	412,984	5,212,683	4,224,058	2,428,915
Net increase (decrease) in net assets resulting from operations	$(186,560)	$393,287	$5,457,343	$3,694,329	$3,030,072

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Comstock Sub-Account	BHFTI Invesco Global Equity Sub-Account	BHFTI Invesco Small Cap Growth Sub-Account	BHFTI JPMorgan Core Bond Sub-Account	BHFTI JPMorgan Global Active Allocation Sub-Account
Investment Income:
Dividends	$664,836	$—	$—	$794,255	$337,916
Expenses:
Mortality and expense risk and other charges	443,605	47,524	586,891	454,761	789,555
Administrative charges	86,999	10,537	113,794	86,079	173,735
Total expenses	530,604	58,061	700,685	540,840	963,290
Net investment income (loss)	134,232	(58,061)	(700,685)	253,415	(625,374)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	171,913	8,788,492	—	3,706,832
Realized gains (losses) on sale of investments	1,404,050	246,441	1,216,093	9,934	1,531,222
Net realized gains (losses)	1,404,050	418,354	10,004,585	9,934	5,238,054
Change in unrealized gains (losses) on investments	7,921,328	184,051	(6,920,466)	(1,280,127)	869,259
Net realized and change in unrealized gains (losses) on investments	9,325,378	602,405	3,084,119	(1,270,193)	6,107,313
Net increase (decrease) in net assets resulting from operations	$9,459,610	$544,344	$2,383,434	$(1,016,778)	$5,481,939

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2021

	BHFTI JPMorgan Small Cap Value Sub-Account	BHFTI Loomis Sayles Global Allocation Sub-Account	BHFTI Loomis Sayles Growth Sub-Account	BHFTI MetLife Multi-Index Targeted Risk Sub-Account	BHFTI MFS® Research International Sub-Account
Investment Income:
Dividends	$48,287	$183,597	$40,832	$950,015	$307,503
Expenses:
Mortality and expense risk and other charges	62,713	298,938	766,965	614,084	442,219
Administrative charges	10,757	55,466	138,736	132,763	80,188
Total expenses	73,470	354,404	905,701	746,847	522,407
Net investment income (loss)	(25,183)	(170,807)	(864,869)	203,168	(214,904)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	105,976	2,150,397	2,008,781	1,988,968	1,160,089
Realized gains (losses) on sale of investments	252,606	567,566	1,481,021	511,218	870,563
Net realized gains (losses)	358,582	2,717,963	3,489,802	2,500,186	2,030,652
Change in unrealized gains (losses) on investments	823,401	61,130	5,572,940	1,500,645	1,240,528
Net realized and change in unrealized gains (losses) on investments	1,181,983	2,779,093	9,062,742	4,000,831	3,271,180
Net increase (decrease) in net assets resulting from operations	$1,156,800	$2,608,286	$8,197,873	$4,203,999	$3,056,276
The accompanying notes are an integral part of these financial statements.

	BHFTI Morgan Stanley Discovery Sub-Account	BHFTI PanAgora Global Diversified Risk II Sub-Account	BHFTI PanAgora Global Diversified Risk Sub-Account	BHFTI PIMCO Inflation Protected Bond Sub-Account	BHFTI PIMCO Total Return Sub-Account
Investment Income:
Dividends	$—	$—	$—	$425,802	$2,389,197
Expenses:
Mortality and expense risk and other charges	239,260	1,275,470	77,075	789,207	1,710,575
Administrative charges	45,211	264,258	16,467	146,367	328,857
Total expenses	284,471	1,539,728	93,542	935,574	2,039,432
Net investment income (loss)	(284,471)	(1,539,728)	(93,542)	(509,772)	349,765
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	9,663,206	4,261,381	554,794	—	5,592,411
Realized gains (losses) on sale of investments	3,326,746	(1,758,189)	62,142	183,514	(80,722)
Net realized gains (losses)	12,989,952	2,503,192	616,936	183,514	5,511,689
Change in unrealized gains (losses) on investments	(14,302,671)	10,082,273	(182,815)	2,548,475	(9,684,757)
Net realized and change in unrealized gains (losses) on investments	(1,312,719)	12,585,465	434,121	2,731,989	(4,173,068)
Net increase (decrease) in net assets resulting from operations	$(1,597,190)	$11,045,737	$340,579	$2,222,217	$(3,823,303)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2021

	BHFTI Schroders Global Multi-Asset Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	BHFTI SSGA Growth and Income ETF Sub-Account	BHFTI SSGA Growth ETF Sub-Account	BHFTI T. Rowe Price Large Cap Value Sub-Account
Investment Income:
Dividends	$134,971	$5,514	$1,695,025	$782,043	$1,176,258
Expenses:
Mortality and expense risk and other charges	488,711	4,842	1,208,974	663,851	836,462
Administrative charges	104,783	1,143	238,076	133,968	155,180
Total expenses	593,494	5,985	1,447,050	797,819	991,642
Net investment income (loss)	(458,523)	(471)	247,975	(15,776)	184,616
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	77,126	—	4,316,569	2,824,694	71,886
Realized gains (losses) on sale of investments	749,352	16,600	1,347,231	755,183	1,377,121
Net realized gains (losses)	826,478	16,600	5,663,800	3,579,877	1,449,007
Change in unrealized gains (losses) on investments	3,593,784	(41,056)	4,541,725	4,233,748	11,540,519
Net realized and change in unrealized gains (losses) on investments	4,420,262	(24,456)	10,205,525	7,813,625	12,989,526
Net increase (decrease) in net assets resulting from operations	$3,961,739	$(24,927)	$10,453,500	$7,797,849	$13,174,142

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Mid Cap Growth Sub-Account	BHFTI Victory Sycamore Mid Cap Value Sub-Account	BHFTI Western Asset Management Government Income Sub-Account	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account
Investment Income:
Dividends	$—	$224,521	$819,018	$119,642	$460,238
Expenses:
Mortality and expense risk and other charges	873,826	260,581	446,293	215,659	201,354
Administrative charges	168,305	50,152	95,186	40,091	42,895
Total expenses	1,042,131	310,733	541,479	255,750	244,249
Net investment income (loss)	(1,042,131)	(86,212)	277,539	(136,108)	215,989
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	6,670,714	544,668	—	1,595,901	352,783
Realized gains (losses) on sale of investments	776,972	1,033,613	133,749	797,859	9,521
Net realized gains (losses)	7,447,686	1,578,281	133,749	2,393,760	362,304
Change in unrealized gains (losses) on investments	1,782,233	3,735,854	(1,790,954)	(2,583,830)	(900,901)
Net realized and change in unrealized gains (losses) on investments	9,229,919	5,314,135	(1,657,205)	(190,070)	(538,597)
Net increase (decrease) in net assets resulting from operations	$8,187,788	$5,227,923	$(1,379,666)	$(326,178)	$(322,608)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2021

	BHFTII BlackRock Capital Appreciation Sub-Account	BHFTII BlackRock Ultra-Short Term Bond Sub-Account	BHFTII Brighthouse Asset Allocation 20 Sub-Account	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account
Investment Income:
Dividends	$—	$39,928	$388,857	$7,710,642	$11,042,758
Expenses:
Mortality and expense risk and other charges	161,379	636,684	167,980	3,841,767	6,758,134
Administrative charges	34,881	120,019	31,937	724,779	1,307,073
Total expenses	196,260	756,703	199,917	4,566,546	8,065,207
Net investment income (loss)	(196,260)	(716,775)	188,940	3,144,096	2,977,551
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,873,156	—	164,732	10,178,988	27,251,948
Realized gains (losses) on sale of investments	211,145	(202,952)	81,416	640,070	2,496,598
Net realized gains (losses)	2,084,301	(202,952)	246,148	10,819,058	29,748,546
Change in unrealized gains (losses) on investments	477,254	(47,334)	(163,407)	2,308,216	13,334,104
Net realized and change in unrealized gains (losses) on investments	2,561,555	(250,286)	82,741	13,127,274	43,082,650
Net increase (decrease) in net assets resulting from operations	$2,365,295	$(967,061)	$271,681	$16,271,370	$46,060,201

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 80 Sub-Account	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account	BHFTII Brighthouse/ Dimensional International Small Company Sub-Account	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account
Investment Income:
Dividends	$6,842,310	$114,955	$88,096	$1,079,875	$—
Expenses:
Mortality and expense risk and other charges	5,636,402	207,180	74,216	1,121,918	159,946
Administrative charges	1,021,773	37,587	14,183	208,644	30,352
Total expenses	6,658,175	244,767	88,399	1,330,562	190,298
Net investment income (loss)	184,135	(129,812)	(303)	(250,687)	(190,298)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	26,578,696	331,446	293,235	4,341,338	1,814,292
Realized gains (losses) on sale of investments	3,760,318	578,352	13,865	2,087,269	387,681
Net realized gains (losses)	30,339,014	909,798	307,100	6,428,607	2,201,973
Change in unrealized gains (losses) on investments	18,639,586	2,477,157	342,817	10,812,848	(583,678)
Net realized and change in unrealized gains (losses) on investments	48,978,600	3,386,955	649,917	17,241,455	1,618,295
Net increase (decrease) in net assets resulting from operations	$49,162,735	$3,257,143	$649,614	$16,990,768	$1,427,997

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2021

	BHFTII Jennison Growth Sub-Account	BHFTII Loomis Sayles Small Cap Core Sub-Account	BHFTII Loomis Sayles Small Cap Growth Sub-Account	BHFTII MetLife Aggregate Bond Index Sub-Account	BHFTII MetLife Mid Cap Stock Index Sub-Account
Investment Income:
Dividends	$—	$—	$—	$808,612	$95,514
Expenses:
Mortality and expense risk and other charges	1,106,366	15,001	5,511	429,688	137,715
Administrative charges	214,072	2,396	1,443	85,240	27,428
Total expenses	1,320,438	17,397	6,954	514,928	165,143
Net investment income (loss)	(1,320,438)	(17,397)	(6,954)	293,684	(69,629)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	18,233,217	62,442	58,912	—	531,934
Realized gains (losses) on sale of investments	2,184,440	34,775	17,650	(20,752)	550,191
Net realized gains (losses)	20,417,657	97,217	76,562	(20,752)	1,082,125
Change in unrealized gains (losses) on investments	(6,904,084)	89,705	(22,275)	(1,512,236)	1,132,423
Net realized and change in unrealized gains (losses) on investments	13,513,573	186,922	54,287	(1,532,988)	2,214,548
Net increase (decrease) in net assets resulting from operations	$12,193,135	$169,525	$47,333	$(1,239,304)	$2,144,919

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife MSCI EAFE® Index Sub-Account	BHFTII MetLife Russell 2000® Index Sub-Account	BHFTII MetLife Stock Index Sub-Account	BHFTII MFS® Total Return Sub-Account	BHFTII MFS® Value Sub-Account
Investment Income:
Dividends	$151,227	$112,947	$1,164,023	$122,753	$378,555
Expenses:
Mortality and expense risk and other charges	124,972	177,128	1,067,705	89,103	335,756
Administrative charges	24,806	36,342	214,524	17,979	68,760
Total expenses	149,778	213,470	1,282,229	107,082	404,516
Net investment income (loss)	1,449	(100,523)	(118,206)	15,671	(25,961)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	733,580	5,434,664	431,810	280,306
Realized gains (losses) on sale of investments	232,960	858,453	3,360,447	148,389	587,425
Net realized gains (losses)	232,960	1,592,033	8,795,111	580,199	867,731
Change in unrealized gains (losses) on investments	579,586	198,353	11,195,919	232,473	4,940,401
Net realized and change in unrealized gains (losses) on investments	812,546	1,790,386	19,991,030	812,672	5,808,132
Net increase (decrease) in net assets resulting from operations	$813,995	$1,689,863	$19,872,824	$828,343	$5,782,171

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2021

	BHFTII Neuberger Berman Genesis Sub-Account	BHFTII T. Rowe Price Large Cap Growth Sub-Account	BHFTII T. Rowe Price Small Cap Growth Sub-Account	BHFTII VanEck Global Natural Resources Sub-Account	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account
Investment Income:
Dividends	$33	$—	$—	$40,882	$2,591,360
Expenses:
Mortality and expense risk and other charges	195,138	758,541	7,020	56,187	860,709
Administrative charges	35,257	148,055	1,160	10,413	174,845
Total expenses	230,395	906,596	8,180	66,600	1,035,554
Net investment income (loss)	(230,362)	(906,596)	(8,180)	(25,718)	1,555,806
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	919,564	6,610,221	53,138	—	—
Realized gains (losses) on sale of investments	879,008	1,942,777	13,238	214,737	494,914
Net realized gains (losses)	1,798,572	8,552,998	66,376	214,737	494,914
Change in unrealized gains (losses) on investments	580,055	2,082,416	(15,546)	519,647	(1,196,323)
Net realized and change in unrealized gains (losses) on investments	2,378,627	10,635,414	50,830	734,384	(701,409)
Net increase (decrease) in net assets resulting from operations	$2,148,265	$9,728,818	$42,650	$708,666	$854,397

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management U.S. Government Sub-Account	BlackRock Global Allocation V.I. Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Equity-Income Sub-Account	Fidelity® VIP Mid Cap Sub-Account
Investment Income:
Dividends	$748,143	$40,888	$10,368	$258	$50,582
Expenses:
Mortality and expense risk and other charges	373,951	47,502	301,356	198	169,080
Administrative charges	69,048	11,090	54,731	39	35,084
Total expenses	442,999	58,592	356,087	237	204,164
Net investment income (loss)	305,144	(17,704)	(345,719)	21	(153,582)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	909,885	2,846,599	1,790	2,272,250
Realized gains (losses) on sale of investments	(28,315)	42,505	1,720,899	310	1,132,462
Net realized gains (losses)	(28,315)	952,390	4,567,498	2,100	3,404,712
Change in unrealized gains (losses) on investments	(1,245,014)	(762,918)	1,010,067	1,106	(117,053)
Net realized and change in unrealized gains (losses) on investments	(1,273,329)	189,472	5,577,565	3,206	3,287,659
Net increase (decrease) in net assets resulting from operations	$(968,185)	$171,768	$5,231,846	$3,227	$3,134,077

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2021

	FTVIPT Franklin Income VIP Sub-Account	FTVIPT Franklin Mutual Shares VIP Sub-Account	FTVIPT Franklin Small Cap Value VIP Sub-Account	FTVIPT Templeton Foreign VIP Sub-Account	FTVIPT Templeton Global Bond VIP Sub-Account
Investment Income:
Dividends	$886,686	$78,475	$36,321	$216,728	$—
Expenses:
Mortality and expense risk and other charges	248,121	31,770	40,968	179,791	85,174
Administrative charges	46,517	6,819	8,601	29,682	17,802
Total expenses	294,638	38,589	49,569	209,473	102,976
Net investment income (loss)	592,048	39,886	(13,248)	7,255	(102,976)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	96,173	—	—
Realized gains (losses) on sale of investments	146,447	44,484	89,874	(19,494)	(523,143)
Net realized gains (losses)	146,447	44,484	186,047	(19,494)	(523,143)
Change in unrealized gains (losses) on investments	1,925,315	368,618	604,397	302,296	126,101
Net realized and change in unrealized gains (losses) on investments	2,071,762	413,102	790,444	282,802	(397,042)
Net increase (decrease) in net assets resulting from operations	$2,663,810	$452,988	$777,196	$290,057	$(500,018)

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. Equity and Income Sub-Account	Invesco V.I. International Growth Sub-Account	Invesco V.I. Main Street Small Cap® Sub-Account	LMPVET ClearBridge Variable Appreciation Sub-Account	LMPVET ClearBridge Variable Dividend Strategy Sub-Account
Investment Income:
Dividends	$256,009	$90,311	$7,363	$152,496	$193,531
Expenses:
Mortality and expense risk and other charges	188,038	95,689	46,416	323,513	177,555
Administrative charges	36,820	20,744	9,980	62,355	34,273
Total expenses	224,858	116,433	56,396	385,868	211,828
Net investment income (loss)	31,151	(26,122)	(49,033)	(233,372)	(18,297)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	152,811	580,878	257,436	1,015,747	1,062,746
Realized gains (losses) on sale of investments	867,952	445,507	494,963	2,021,352	1,207,423
Net realized gains (losses)	1,020,763	1,026,385	752,399	3,037,099	2,270,169
Change in unrealized gains (losses) on investments	1,445,202	(642,645)	56,467	2,550,143	1,012,586
Net realized and change in unrealized gains (losses) on investments	2,465,965	383,740	808,866	5,587,242	3,282,755
Net increase (decrease) in net assets resulting from operations	$2,497,116	$357,618	$759,833	$5,353,870	$3,264,458

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2021

	LMPVET ClearBridge Variable Large Cap Growth Sub-Account	LMPVET ClearBridge Variable Large Cap Value Sub-Account	LMPVET ClearBridge Variable Small Cap Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Growth Sub-Account
Investment Income:
Dividends	$—	$2,611	$—	$50,608	$53,669
Expenses:
Mortality and expense risk and other charges	4,641	3,919	91,459	19,527	16,166
Administrative charges	806	633	16,093	4,057	3,248
Total expenses	5,447	4,552	107,552	23,584	19,414
Net investment income (loss)	(5,447)	(1,941)	(107,552)	27,024	34,255
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	20,312	21,708	916,687	77,121	92,875
Realized gains (losses) on sale of investments	19,208	6,799	591,344	69,779	15,615
Net realized gains (losses)	39,520	28,507	1,508,031	146,900	108,490
Change in unrealized gains (losses) on investments	25,217	27,367	(639,472)	(21,493)	76,284
Net realized and change in unrealized gains (losses) on investments	64,737	55,874	868,559	125,407	184,774
Net increase (decrease) in net assets resulting from operations	$59,290	$53,933	$761,007	$152,431	$219,029

The accompanying notes are an integral part of these financial statements.

	LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	PIMCO VIT High Yield Sub-Account	PIMCO VIT Low Duration Sub-Account	Pioneer VCT Mid Cap Value VCT Sub-Account
Investment Income:
Dividends	$1,491	$331,116	$3,449	$226	$14,362
Expenses:
Mortality and expense risk and other charges	508	91,838	922	519	24,016
Administrative charges	92	16,417	191	105	4,784
Total expenses	600	108,255	1,113	624	28,800
Net investment income (loss)	891	222,861	2,336	(398)	(14,438)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,168	—	—	—	—
Realized gains (losses) on sale of investments	2,433	(26,760)	161	22	57,762
Net realized gains (losses)	4,601	(26,760)	161	22	57,762
Change in unrealized gains (losses) on investments	(139)	(215,026)	(850)	(653)	433,433
Net realized and change in unrealized gains (losses) on investments	4,462	(241,786)	(689)	(631)	491,195
Net increase (decrease) in net assets resulting from operations	$5,353	$(18,925)	$1,647	$(1,029)	$476,757

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Concluded)

For the year ended December 31, 2021

	Putnam VT Large Cap Value Sub-Account	Putnam VT Sustainable Leaders Sub-Account	TAP 1919 Variable Socially Responsive Balanced Sub-Account
Investment Income:
Dividends	$181	$1,473	$837
Expenses:
Mortality and expense risk and other charges	91	5,506	3,256
Administrative charges	39	660	584
Total expenses	130	6,166	3,840
Net investment income (loss)	51	(4,693)	(3,003)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	564	39,393	23,059
Realized gains (losses) on sale of investments	18,856	3,846	949
Net realized gains (losses)	19,420	43,239	24,008
Change in unrealized gains (losses) on investments	(13,637)	48,120	15,158
Net realized and change in unrealized gains (losses) on investments	5,783	91,359	39,166
Net increase (decrease) in net assets resulting from operations	$5,834	$86,666	$36,163

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2021 and 2020

	American Funds® Global Growth Sub-Account		American Funds® Global Small Capitalization Sub-Account		American Funds® Growth Sub-Account		American Funds® Growth-Income Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(347,139)	$(287,072)	$(52,419)	$(39,640)	$(808,713)	$(596,848)	$(147,196)	$(64,651)
Net realized gains (losses)	3,499,200	1,755,388	486,536	443,285	14,085,410	4,945,123	1,657,034	1,193,822
Change in unrealized gains (losses) on investments	802,629	4,798,057	(163,175)	655,610	(2,721,277)	16,301,622	4,389,873	1,839,884
Net increase (decrease) in net assets resulting from operations	3,954,690	6,266,373	270,942	1,059,255	10,555,420	20,649,897	5,899,711	2,969,055
Contract Transactions:
Purchase payments received from contract owners	657,001	124,938	46,617	3,694	146,507	22,543	619,462	195,046
Net transfers (including fixed account)	230,790	(1,448,503)	(227,051)	(267,397)	(3,587,604)	(6,495,070)	(633,321)	(239,371)
Contract charges	(170,298)	(171,962)	(30,093)	(31,806)	(313,771)	(322,350)	(166,913)	(173,023)
Transfers for contract benefits and terminations	(3,543,142)	(1,875,076)	(531,538)	(478,370)	(7,127,415)	(4,788,299)	(3,102,235)	(2,757,329)
Net increase (decrease) in net assets resulting from contract transactions	(2,825,649)	(3,370,603)	(742,065)	(773,879)	(10,882,283)	(11,583,176)	(3,283,007)	(2,974,677)
Net increase (decrease) in net assets	1,129,041	2,895,770	(471,123)	285,376	(326,863)	9,066,721	2,616,704	(5,622)
Net Assets:
Beginning of year	27,729,220	24,833,450	4,652,746	4,367,370	58,175,312	49,108,591	28,417,461	28,423,083
End of year	$28,858,261	$27,729,220	$4,181,623	$4,652,746	$57,848,449	$58,175,312	$31,034,165	$28,417,461

The accompanying notes are an integral part of these financial statements.

	American Funds® The Bond Fund of America Sub-Account		BHFTI AB Global Dynamic Allocation Sub-Account		BHFTI AB International Bond Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,066	$60,971	$(1,588,979)	$382,084	$(18,221)	$5,992
Net realized gains (losses)	428,640	195,053	9,760,400	9,458,492	5,764	2,779
Change in unrealized gains (losses) on investments	(585,246)	436,031	1,352,142	(4,449,408)	(34,170)	25,245
Net increase (decrease) in net assets resulting from operations	(153,540)	692,055	9,523,563	5,391,168	(46,627)	34,016
Contract Transactions:
Purchase payments received from contract owners	666,056	281,437	571,240	746,218	543,668	740,740
Net transfers (including fixed account)	1,054,191	110,540	(928,806)	52,983	138,436	105,473
Contract charges	(71,648)	(84,518)	(1,531,274)	(1,579,255)	(12,007)	(2,267)
Transfers for contract benefits and terminations	(1,377,911)	(1,198,734)	(10,998,732)	(10,503,345)	(32,393)	(6,588)
Net increase (decrease) in net assets resulting from contract transactions	270,688	(891,275)	(12,887,572)	(11,283,399)	637,704	837,358
Net increase (decrease) in net assets	117,148	(199,220)	(3,364,009)	(5,892,231)	591,077	871,374
Net Assets:
Beginning of year	8,872,094	9,071,314	129,945,316	135,837,547	1,007,910	136,536
End of year	$8,989,242	$8,872,094	$126,581,307	$129,945,316	$1,598,987	$1,007,910

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI Allspring Mid Cap Value Sub-Account		BHFTI American Funds® Balanced Allocation Sub-Account		BHFTI American Funds® Growth Allocation Sub-Account		BHFTI American Funds® Growth Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(191,921)	$(122,722)	$(868,796)	$351,875	$(1,061,206)	$(33,215)	$(1,456,412)	$(512,283)
Net realized gains (losses)	463,823	711,545	12,346,426	13,332,855	7,962,722	9,260,371	12,089,499	9,495,082
Change in unrealized gains (losses) on investments	4,366,796	(372,182)	12,709,635	15,180,101	11,061,078	7,706,255	6,589,105	21,652,427
Net increase (decrease) in net assets resulting from operations	4,638,698	216,641	24,187,265	28,864,831	17,962,594	16,933,411	17,222,192	30,635,226
Contract Transactions:
Purchase payments received from contract owners	160,076	240,273	9,467,700	6,838,340	5,598,494	3,946,979	12,276,422	7,792,105
Net transfers (including fixed account)	(1,482,936)	636,781	(356,963)	1,629,284	4,250,815	(1,128,585)	(7,055,531)	(7,796,149)
Contract charges	(127,860)	(121,989)	(2,201,243)	(2,120,770)	(1,172,283)	(1,145,378)	(723,861)	(611,907)
Transfers for contract benefits and terminations	(1,707,273)	(2,822,961)	(17,879,296)	(15,763,263)	(9,236,625)	(6,430,887)	(9,226,472)	(3,768,918)
Net increase (decrease) in net assets resulting from contract transactions	(3,157,993)	(2,067,896)	(10,969,802)	(9,416,409)	(559,599)	(4,757,871)	(4,729,442)	(4,384,869)
Net increase (decrease) in net assets	1,480,705	(1,851,255)	13,217,463	19,448,422	17,402,995	12,175,540	12,492,750	26,250,357
Net Assets:
Beginning of year	18,466,288	20,317,543	236,408,038	216,959,616	126,663,430	114,487,890	89,226,532	62,976,175
End of year	$19,946,993	$18,466,288	$249,625,501	$236,408,038	$144,066,425	$126,663,430	$101,719,282	$89,226,532

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Moderate Allocation Sub-Account		BHFTI BlackRock Global Tactical Strategies Sub-Account		BHFTI BlackRock High Yield Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(19,412)	$332,172	$(260,472)	$235,672	$1,313,747	$1,213,853
Net realized gains (losses)	5,186,685	4,923,677	11,066,077	20,287,409	68,756	(61,410)
Change in unrealized gains (losses) on investments	3,603,234	5,893,899	7,845,690	(14,883,581)	474,519	1,388,983
Net increase (decrease) in net assets resulting from operations	8,770,507	11,149,748	18,651,295	5,639,500	1,857,022	2,541,426
Contract Transactions:
Purchase payments received from contract owners	6,768,871	5,281,597	2,725,014	661,699	15,429,218	12,169,057
Net transfers (including fixed account)	121,343	1,730,637	(3,157,066)	(384,602)	5,182,210	3,408,064
Contract charges	(1,079,439)	(1,049,030)	(2,815,725)	(2,895,913)	(464,896)	(284,378)
Transfers for contract benefits and terminations	(9,898,564)	(8,622,322)	(20,078,824)	(17,636,542)	(3,032,577)	(2,831,635)
Net increase (decrease) in net assets resulting from contract transactions	(4,087,789)	(2,659,118)	(23,326,601)	(20,255,358)	17,113,955	12,461,108
Net increase (decrease) in net assets	4,682,718	8,490,630	(4,675,306)	(14,615,858)	18,970,977	15,002,534
Net Assets:
Beginning of year	112,094,413	103,603,783	238,675,464	253,291,322	43,168,060	28,165,526
End of year	$116,777,131	$112,094,413	$234,000,158	$238,675,464	$62,139,037	$43,168,060

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI Brighthouse Asset Allocation 100 Sub-Account		BHFTI Brighthouse Balanced Plus Sub-Account		BHFTI Brighthouse Small Cap Value Sub-Account		BHFTI Brighthouse/Aberdeen Emerging Markets Equity Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(635,332)	$(482,626)	$4,262,816	$4,167,577	$(242,514)	$(56,620)	$(459,892)	$106,991
Net realized gains (losses)	12,242,901	11,109,231	22,900,466	48,904,303	1,277,397	422,858	1,274,221	610,429
Change in unrealized gains (losses) on investments	6,476,300	6,231,640	923,081	(4,940,731)	6,739,477	(795,219)	(2,780,398)	6,216,193
Net increase (decrease) in net assets resulting from operations	18,083,869	16,858,245	28,086,363	48,131,149	7,774,360	(428,981)	(1,966,069)	6,933,613
Contract Transactions:
Purchase payments received from contract owners	1,895,894	776,441	2,779,431	5,345,488	569,523	320,548	709,538	339,362
Net transfers (including fixed account)	(3,867,340)	(1,867,116)	776,154	(436,021)	(3,271,898)	379,203	877,044	(1,672,588)
Contract charges	(769,674)	(756,038)	(5,206,650)	(5,317,825)	(185,328)	(172,086)	(231,755)	(235,304)
Transfers for contract benefits and terminations	(7,347,871)	(5,494,195)	(45,148,995)	(36,381,626)	(2,347,891)	(2,165,932)	(2,830,979)	(2,899,074)
Net increase (decrease) in net assets resulting from contract transactions	(10,088,991)	(7,340,908)	(46,800,060)	(36,789,984)	(5,235,594)	(1,638,267)	(1,476,152)	(4,467,604)
Net increase (decrease) in net assets	7,994,878	9,517,337	(18,713,697)	11,341,165	2,538,766	(2,067,248)	(3,442,221)	2,466,009
Net Assets:
Beginning of year	115,444,844	105,927,507	486,748,752	475,407,587	27,796,792	29,864,040	33,117,310	30,651,301
End of year	$123,439,722	$115,444,844	$468,035,055	$486,748,752	$30,335,558	$27,796,792	$29,675,089	$33,117,310

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account		BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account		BHFTI Brighthouse/Templeton International Bond Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$166,333	$283,763	$51,638	$264,419	$(42,586)	$123,119
Net realized gains (losses)	(17,024)	(90,601)	(121,415)	(228,997)	(36,771)	(43,869)
Change in unrealized gains (losses) on investments	49,336	(137,509)	(161,028)	(70,263)	(107,203)	(273,094)
Net increase (decrease) in net assets resulting from operations	198,645	55,653	(230,805)	(34,841)	(186,560)	(193,844)
Contract Transactions:
Purchase payments received from contract owners	1,128,373	709,236	428,748	178,848	3,395	4,220
Net transfers (including fixed account)	1,227,701	373,090	2,879,945	(554,071)	462,901	410,462
Contract charges	(93,776)	(86,146)	(185,779)	(161,141)	(28,978)	(28,877)
Transfers for contract benefits and terminations	(578,767)	(655,576)	(1,293,318)	(971,214)	(177,986)	(119,454)
Net increase (decrease) in net assets resulting from contract transactions	1,683,531	340,604	1,829,596	(1,507,578)	259,332	266,351
Net increase (decrease) in net assets	1,882,176	396,257	1,598,791	(1,542,419)	72,772	72,507
Net Assets:
Beginning of year	9,359,795	8,963,538	14,779,460	16,321,879	2,725,886	2,653,379
End of year	$11,241,971	$9,359,795	$16,378,251	$14,779,460	$2,798,658	$2,725,886

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI Brighthouse/Wellington Large Cap Research Sub-Account		BHFTI CBRE Global Real Estate Sub-Account		BHFTI Harris Oakmark International Sub-Account		BHFTI Invesco Balanced-Risk Allocation Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(19,697)	$(12,117)	$244,660	$472,869	$(529,729)	$732,031	$601,157	$1,418,478
Net realized gains (losses)	270,790	144,851	587,687	294,135	725,609	48,582	1,257,655	1,424,404
Change in unrealized gains (losses) on investments	142,194	179,585	4,624,996	(1,726,234)	3,498,449	2,795,916	1,171,260	51,310
Net increase (decrease) in net assets resulting from operations	393,287	312,319	5,457,343	(959,230)	3,694,329	3,576,529	3,030,072	2,894,192
Contract Transactions:
Purchase payments received from contract owners	360	2,860	409,501	315,526	1,865,866	1,282,588	649,367	1,151,259
Net transfers (including fixed account)	(71,298)	(46,219)	(1,532,778)	1,736,763	(2,453,046)	2,521,565	181,552	(74,752)
Contract charges	(15,293)	(15,143)	(126,039)	(117,843)	(386,594)	(353,994)	(429,528)	(419,594)
Transfers for contract benefits and terminations	(97,915)	(81,683)	(1,993,367)	(1,357,950)	(4,495,759)	(4,138,574)	(3,510,407)	(3,239,064)
Net increase (decrease) in net assets resulting from contract transactions	(184,146)	(140,185)	(3,242,683)	576,496	(5,469,533)	(688,415)	(3,109,016)	(2,582,151)
Net increase (decrease) in net assets	209,141	172,134	2,214,660	(382,734)	(1,775,204)	2,888,114	(78,944)	312,041
Net Assets:
Beginning of year	1,845,036	1,672,902	18,222,815	18,605,549	54,424,155	51,536,041	38,662,468	38,350,427
End of year	$2,054,177	$1,845,036	$20,437,475	$18,222,815	$52,648,951	$54,424,155	$38,583,524	$38,662,468
The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Comstock Sub-Account		BHFTI Invesco Global Equity Sub-Account		BHFTI Invesco Small Cap Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$134,232	$202,864	$(58,061)	$(24,864)	$(700,685)	$(495,269)
Net realized gains (losses)	1,404,050	1,700,791	418,354	244,694	10,004,585	2,256,617
Change in unrealized gains (losses) on investments	7,921,328	(2,208,411)	184,051	659,148	(6,920,466)	14,060,606
Net increase (decrease) in net assets resulting from operations	9,459,610	(304,756)	544,344	878,978	2,383,434	15,821,954
Contract Transactions:
Purchase payments received from contract owners	2,497,258	569,755	58,632	6,770	7,055,731	4,600,188
Net transfers (including fixed account)	(3,054,461)	2,336,635	969	(396,717)	(1,076,613)	(4,188,636)
Contract charges	(218,969)	(204,058)	(23,123)	(24,040)	(304,758)	(229,361)
Transfers for contract benefits and terminations	(4,950,054)	(2,881,131)	(306,365)	(427,563)	(3,542,343)	(2,178,224)
Net increase (decrease) in net assets resulting from contract transactions	(5,726,226)	(178,799)	(269,887)	(841,550)	2,132,017	(1,996,033)
Net increase (decrease) in net assets	3,733,384	(483,555)	274,457	37,428	4,515,451	13,825,921
Net Assets:
Beginning of year	32,671,738	33,155,293	4,017,630	3,980,202	42,548,622	28,722,701
End of year	$36,405,122	$32,671,738	$4,292,087	$4,017,630	$47,064,073	$42,548,622

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI JPMorgan Core Bond Sub-Account		BHFTI JPMorgan Global Active Allocation Sub-Account		BHFTI JPMorgan Small Cap Value Sub-Account		BHFTI Loomis Sayles Global Allocation Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$253,415	$476,495	$(625,374)	$550,086	$(25,183)	$(9,519)	$(170,807)	$(170,389)
Net realized gains (losses)	9,934	141,283	5,238,054	2,136,978	358,582	(43,339)	2,717,963	1,635,194
Change in unrealized gains (losses) on investments	(1,280,127)	1,112,231	869,259	3,707,808	823,401	316,454	61,130	777,316
Net increase (decrease) in net assets resulting from operations	(1,016,778)	1,730,009	5,481,939	6,394,872	1,156,800	263,596	2,608,286	2,242,121
Contract Transactions:
Purchase payments received from contract owners	1,773,429	2,613,699	4,176,368	2,897,893	614	2,108	1,953,297	1,081,741
Net transfers (including fixed account)	3,962,163	3,656,917	2,394,342	(51,871)	(457,964)	288,370	1,045,956	(148,050)
Contract charges	(316,936)	(305,337)	(757,834)	(722,342)	(26,749)	(22,924)	(158,717)	(145,666)
Transfers for contract benefits and terminations	(2,210,350)	(3,586,053)	(8,762,000)	(5,712,633)	(324,638)	(238,327)	(1,960,361)	(1,527,064)
Net increase (decrease) in net assets resulting from contract transactions	3,208,306	2,379,226	(2,949,124)	(3,588,953)	(808,737)	29,227	880,175	(739,039)
Net increase (decrease) in net assets	2,191,528	4,109,235	2,532,815	2,805,919	348,063	292,823	3,488,461	1,503,082
Net Assets:
Beginning of year	32,791,435	28,682,200	67,548,179	64,742,260	3,990,830	3,698,007	20,068,595	18,565,513
End of year	$34,982,963	$32,791,435	$70,080,994	$67,548,179	$4,338,893	$3,990,830	$23,557,056	$20,068,595

The accompanying notes are an integral part of these financial statements.

	BHFTI Loomis Sayles Growth Sub-Account		BHFTI MetLife Multi-Index Targeted Risk Sub-Account		BHFTI MFS® Research International Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(864,869)	$(405,640)	$203,168	$390,602	$(214,904)	$168,365
Net realized gains (losses)	3,489,802	17,074,382	2,500,186	4,651,128	2,030,652	1,237,337
Change in unrealized gains (losses) on investments	5,572,940	(6,253,520)	1,500,645	(2,495,440)	1,240,528	1,680,768
Net increase (decrease) in net assets resulting from operations	8,197,873	10,415,222	4,203,999	2,546,290	3,056,276	3,086,470
Contract Transactions:
Purchase payments received from contract owners	538,761	226,612	1,874,005	1,684,662	409,301	626,432
Net transfers (including fixed account)	17,844,750	(9,775,052)	(750,925)	820,132	540,379	(167,238)
Contract charges	(363,920)	(327,506)	(601,164)	(585,235)	(203,094)	(200,594)
Transfers for contract benefits and terminations	(5,751,931)	(3,409,185)	(3,986,989)	(3,686,682)	(3,195,841)	(2,744,984)
Net increase (decrease) in net assets resulting from contract transactions	12,267,660	(13,285,131)	(3,465,073)	(1,767,123)	(2,449,255)	(2,486,384)
Net increase (decrease) in net assets	20,465,533	(2,869,909)	738,926	779,167	607,021	600,086
Net Assets:
Beginning of year	41,866,619	44,736,528	53,394,741	52,615,574	31,070,983	30,470,897
End of year	$62,332,152	$41,866,619	$54,133,667	$53,394,741	$31,678,004	$31,070,983

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI Morgan Stanley Discovery Sub-Account		BHFTI PanAgora Global Diversified Risk II Sub-Account		BHFTI PanAgora Global Diversified Risk Sub-Account		BHFTI PIMCO Inflation Protected Bond Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(284,471)	$(249,205)	$(1,539,728)	$920,272	$(93,542)	$87,629	$(509,772)	$557,522
Net realized gains (losses)	12,989,952	5,820,245	2,503,192	8,305,622	616,936	333,720	183,514	(395,943)
Change in unrealized gains (losses) on investments	(14,302,671)	9,855,394	10,082,273	(8,025,188)	(182,815)	103,542	2,548,475	4,583,895
Net increase (decrease) in net assets resulting from operations	(1,597,190)	15,426,434	11,045,737	1,200,706	340,579	524,891	2,222,217	4,745,474
Contract Transactions:
Purchase payments received from contract owners	1,654,277	352,180	245,363	115,332	198,808	626,052	2,484,315	776,603
Net transfers (including fixed account)	(3,187,719)	(4,381,360)	(1,731,372)	63,393	704,609	550,088	7,451,585	1,954,643
Contract charges	(111,776)	(124,704)	(1,319,676)	(1,342,819)	(80,363)	(55,933)	(479,154)	(505,598)
Transfers for contract benefits and terminations	(2,801,767)	(1,307,313)	(8,523,445)	(8,797,540)	(467,421)	(532,423)	(6,606,348)	(4,218,131)
Net increase (decrease) in net assets resulting from contract transactions	(4,446,985)	(5,461,197)	(11,329,130)	(9,961,634)	355,633	587,784	2,850,398	(1,992,483)
Net increase (decrease) in net assets	(6,044,175)	9,965,237	(283,393)	(8,760,928)	696,212	1,112,675	5,072,615	2,752,991
Net Assets:
Beginning of year	21,703,101	11,737,864	105,497,828	114,258,756	5,912,597	4,799,922	55,434,901	52,681,910
End of year	$15,658,926	$21,703,101	$105,214,435	$105,497,828	$6,608,809	$5,912,597	$60,507,516	$55,434,901

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Total Return Sub-Account		BHFTI Schroders Global Multi-Asset Sub-Account		BHFTI SSGA Emerging Markets Enhanced Index Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$349,765	$2,579,248	$(458,523)	$144,141	$(471)	$2,149
Net realized gains (losses)	5,511,689	728,996	826,478	2,325,448	16,600	1,665
Change in unrealized gains (losses) on investments	(9,684,757)	4,693,441	3,593,784	(2,330,979)	(41,056)	33,481
Net increase (decrease) in net assets resulting from operations	(3,823,303)	8,001,685	3,961,739	138,610	(24,927)	37,295
Contract Transactions:
Purchase payments received from contract owners	3,831,049	4,506,949	644,705	806,608	504,445	85,927
Net transfers (including fixed account)	16,530,974	3,423,445	(1,892,415)	562,071	34,680	(6,696)
Contract charges	(1,129,884)	(1,205,517)	(477,831)	(496,242)	(2,580)	(1,605)
Transfers for contract benefits and terminations	(13,351,653)	(11,574,961)	(4,637,504)	(3,519,761)	(6,919)	(1,377)
Net increase (decrease) in net assets resulting from contract transactions	5,880,486	(4,850,084)	(6,363,045)	(2,647,324)	529,626	76,249
Net increase (decrease) in net assets	2,057,183	3,151,601	(2,401,306)	(2,508,714)	504,699	113,544
Net Assets:
Beginning of year	128,631,465	125,479,864	43,330,188	45,838,902	244,296	130,752
End of year	$130,688,648	$128,631,465	$40,928,882	$43,330,188	$748,995	$244,296

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI SSGA Growth and Income ETF Sub-Account		BHFTI SSGA Growth ETF Sub-Account		BHFTI T. Rowe Price Large Cap Value Sub-Account		BHFTI T. Rowe Price Mid Cap Growth Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$247,975	$945,872	$(15,776)	$410,286	$184,616	$408,247	$(1,042,131)	$(801,498)
Net realized gains (losses)	5,663,800	2,928,017	3,579,877	1,800,774	1,449,007	3,475,043	7,447,686	6,070,847
Change in unrealized gains (losses) on investments	4,541,725	2,954,700	4,233,748	1,894,327	11,540,519	(2,649,354)	1,782,233	6,592,417
Net increase (decrease) in net assets resulting from operations	10,453,500	6,828,589	7,797,849	4,105,387	13,174,142	1,233,936	8,187,788	11,861,766
Contract Transactions:
Purchase payments received from contract owners	3,569,616	3,646,872	412,071	604,752	2,872,715	2,066,424	5,682,435	5,929,259
Net transfers (including fixed account)	(1,237,685)	(180,014)	(68,516)	(558,549)	(2,575,152)	1,984,460	(995,125)	(1,900,865)
Contract charges	(941,432)	(890,679)	(523,139)	(512,137)	(393,126)	(343,250)	(481,353)	(399,826)
Transfers for contract benefits and terminations	(7,130,590)	(5,253,773)	(3,245,507)	(2,990,596)	(5,238,496)	(4,496,001)	(4,300,660)	(3,893,969)
Net increase (decrease) in net assets resulting from contract transactions	(5,740,091)	(2,677,594)	(3,425,091)	(3,456,530)	(5,334,059)	(788,367)	(94,703)	(265,401)
Net increase (decrease) in net assets	4,713,409	4,150,995	4,372,758	648,857	7,840,083	445,569	8,093,085	11,596,365
Net Assets:
Beginning of year	92,267,877	88,116,882	50,378,450	49,729,593	56,950,224	56,504,655	62,126,898	50,530,533
End of year	$96,981,286	$92,267,877	$54,751,208	$50,378,450	$64,790,307	$56,950,224	$70,219,983	$62,126,898

The accompanying notes are an integral part of these financial statements.

	BHFTI Victory Sycamore Mid Cap Value Sub-Account		BHFTI Western Asset Management Government Income Sub-Account		BHFTII Baillie Gifford International Stock Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(86,212)	$(13,591)	$277,539	$416,729	$(136,108)	$28,944
Net realized gains (losses)	1,578,281	967,238	133,749	489,043	2,393,760	1,461,267
Change in unrealized gains (losses) on investments	3,735,854	349,082	(1,790,954)	1,636,091	(2,583,830)	1,810,107
Net increase (decrease) in net assets resulting from operations	5,227,923	1,302,729	(1,379,666)	2,541,863	(326,178)	3,300,318
Contract Transactions:
Purchase payments received from contract owners	679,030	234,693	519,878	1,177,769	769,962	679,048
Net transfers (including fixed account)	(1,796,267)	443,774	1,110,504	5,347,877	355,228	(802,765)
Contract charges	(152,421)	(139,494)	(474,102)	(551,021)	(130,867)	(126,407)
Transfers for contract benefits and terminations	(1,716,149)	(1,112,749)	(5,617,687)	(6,540,042)	(1,772,408)	(967,513)
Net increase (decrease) in net assets resulting from contract transactions	(2,985,807)	(573,776)	(4,461,407)	(565,417)	(778,085)	(1,217,637)
Net increase (decrease) in net assets	2,242,116	728,953	(5,841,073)	1,976,446	(1,104,263)	2,082,681
Net Assets:
Beginning of year	18,525,969	17,797,016	41,607,571	39,631,125	16,093,061	14,010,380
End of year	$20,768,085	$18,525,969	$35,766,498	$41,607,571	$14,988,798	$16,093,061

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII BlackRock Bond Income Sub-Account		BHFTII BlackRock Capital Appreciation Sub-Account		BHFTII BlackRock Ultra-Short Term Bond Sub-Account		BHFTII Brighthouse Asset Allocation 20 Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$215,989	$234,212	$(196,260)	$(103,450)	$(716,775)	$31,461	$188,940	$141,141
Net realized gains (losses)	362,304	133,955	2,084,301	1,029,779	(202,952)	52,473	246,148	309,250
Change in unrealized gains (losses) on investments	(900,901)	464,465	477,254	1,711,416	(47,334)	(782,168)	(163,407)	526,697
Net increase (decrease) in net assets resulting from operations	(322,608)	832,632	2,365,295	2,637,745	(967,061)	(698,234)	271,681	977,088
Contract Transactions:
Purchase payments received from contract owners	2,982,041	3,527,179	3,820,262	4,427,832	2,745,276	2,252,922	1,042,313	280,909
Net transfers (including fixed account)	2,255,249	3,395,627	(75,506)	(88,132)	10,617,902	15,572,384	1,851,341	1,941,518
Contract charges	(135,850)	(104,333)	(112,738)	(48,189)	(642,839)	(559,644)	(107,079)	(89,834)
Transfers for contract benefits and terminations	(1,294,680)	(3,300,378)	(478,777)	(137,614)	(14,560,595)	(14,586,685)	(1,207,109)	(1,221,018)
Net increase (decrease) in net assets resulting from contract transactions	3,806,760	3,518,095	3,153,241	4,153,897	(1,840,256)	2,678,977	1,579,466	911,575
Net increase (decrease) in net assets	3,484,152	4,350,727	5,518,536	6,791,642	(2,807,317)	1,980,743	1,851,147	1,888,663
Net Assets:
Beginning of year	15,513,039	11,162,312	11,092,077	4,300,435	49,729,047	47,748,304	11,254,493	9,365,830
End of year	$18,997,191	$15,513,039	$16,610,613	$11,092,077	$46,921,730	$49,729,047	$13,105,640	$11,254,493

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Sub-Account		BHFTII Brighthouse Asset Allocation 60 Sub-Account		BHFTII Brighthouse Asset Allocation 80 Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,144,096	$3,036,547	$2,977,551	$2,929,046	$184,135	$596,820
Net realized gains (losses)	10,819,058	10,694,433	29,748,546	28,200,671	30,339,014	28,527,197
Change in unrealized gains (losses) on investments	2,308,216	10,864,131	13,334,104	23,342,608	18,639,586	19,928,666
Net increase (decrease) in net assets resulting from operations	16,271,370	24,595,111	46,060,201	54,472,325	49,162,735	49,052,683
Contract Transactions:
Purchase payments received from contract owners	1,916,201	1,998,924	8,740,787	6,385,352	1,540,537	2,391,853
Net transfers (including fixed account)	(1,711,130)	235,626	519,923	(929,045)	(2,704,264)	(11,442,441)
Contract charges	(2,578,457)	(2,664,807)	(4,207,886)	(4,201,863)	(2,958,086)	(2,987,337)
Transfers for contract benefits and terminations	(29,162,354)	(23,500,912)	(49,493,815)	(34,067,875)	(32,708,849)	(25,246,661)
Net increase (decrease) in net assets resulting from contract transactions	(31,535,740)	(23,931,169)	(44,440,991)	(32,813,431)	(36,830,662)	(37,284,586)
Net increase (decrease) in net assets	(15,264,370)	663,942	1,619,210	21,658,894	12,332,073	11,768,097
Net Assets:
Beginning of year	294,980,895	294,316,953	512,822,909	491,164,015	394,297,503	382,529,406
End of year	$279,716,525	$294,980,895	$514,442,119	$512,822,909	$406,629,576	$394,297,503

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account		BHFTII Brighthouse/Dimensional International Small Company Sub-Account		BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account		BHFTII Frontier Mid Cap Growth Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(129,812)	$(105,368)	$(303)	$42,552	$(250,687)	$(82,977)	$(190,298)	$(141,887)
Net realized gains (losses)	909,798	154,084	307,100	(8,733)	6,428,607	8,700,434	2,201,973	1,130,017
Change in unrealized gains (losses) on investments	2,477,157	733,874	342,817	349,359	10,812,848	(2,008,187)	(583,678)	1,621,395
Net increase (decrease) in net assets resulting from operations	3,257,143	782,590	649,614	383,178	16,990,768	6,609,270	1,427,997	2,609,525
Contract Transactions:
Purchase payments received from contract owners	409,978	264,301	229,669	29,381	1,580,371	1,234,417	1,029,794	1,292,525
Net transfers (including fixed account)	(1,078,085)	723,040	(447,370)	2,103	(1,502,645)	290,042	(418,863)	(153,067)
Contract charges	(86,213)	(76,313)	(43,865)	(42,237)	(530,784)	(531,909)	(72,101)	(62,649)
Transfers for contract benefits and terminations	(1,258,147)	(851,506)	(233,951)	(383,821)	(7,387,218)	(7,538,374)	(1,106,983)	(661,319)
Net increase (decrease) in net assets resulting from contract transactions	(2,012,467)	59,522	(495,517)	(394,574)	(7,840,276)	(6,545,824)	(568,153)	415,490
Net increase (decrease) in net assets	1,244,676	842,112	154,097	(11,396)	9,150,492	63,446	859,844	3,025,015
Net Assets:
Beginning of year	13,888,228	13,046,116	5,507,052	5,518,448	78,950,561	78,887,115	11,638,346	8,613,331
End of year	$15,132,904	$13,888,228	$5,661,149	$5,507,052	$88,101,053	$78,950,561	$12,498,190	$11,638,346

The accompanying notes are an integral part of these financial statements.

	BHFTII Jennison Growth Sub-Account		BHFTII Loomis Sayles Small Cap Core Sub-Account		BHFTII Loomis Sayles Small Cap Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,320,438)	$(945,776)	$(17,397)	$(14,073)	$(6,954)	$(5,514)
Net realized gains (losses)	20,417,657	9,286,983	97,217	63,573	76,562	69,346
Change in unrealized gains (losses) on investments	(6,904,084)	18,579,790	89,705	57,166	(22,275)	82,801
Net increase (decrease) in net assets resulting from operations	12,193,135	26,920,997	169,525	106,666	47,333	146,633
Contract Transactions:
Purchase payments received from contract owners	11,666,330	8,041,936	240	240	—	—
Net transfers (including fixed account)	(3,946,982)	(5,459,796)	(104,917)	53,354	(26,496)	(24,259)
Contract charges	(536,929)	(403,808)	(9,221)	(8,231)	(3,575)	(3,376)
Transfers for contract benefits and terminations	(5,278,920)	(4,709,719)	(68,674)	(68,250)	(15,252)	(17,822)
Net increase (decrease) in net assets resulting from contract transactions	1,903,499	(2,531,387)	(182,572)	(22,887)	(45,323)	(45,457)
Net increase (decrease) in net assets	14,096,634	24,389,610	(13,047)	83,779	2,010	101,176
Net Assets:
Beginning of year	76,620,517	52,230,907	917,124	833,345	569,459	468,283
End of year	$90,717,151	$76,620,517	$904,077	$917,124	$571,469	$569,459

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII MetLife Aggregate Bond Index Sub-Account		BHFTII MetLife Mid Cap Stock Index Sub-Account		BHFTII MetLife MSCI EAFE® Index Sub-Account		BHFTII MetLife Russell 2000® Index Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$293,684	$269,122	$(69,629)	$(26,273)	$1,449	$113,842	$(100,523)	$(38,768)
Net realized gains (losses)	(20,752)	148,094	1,082,125	544,682	232,960	67,143	1,592,033	688,422
Change in unrealized gains (losses) on investments	(1,512,236)	708,539	1,132,423	729,231	579,586	518,743	198,353	1,657,992
Net increase (decrease) in net assets resulting from operations	(1,239,304)	1,125,755	2,144,919	1,247,640	813,995	699,728	1,689,863	2,307,646
Contract Transactions:
Purchase payments received from contract owners	5,551,461	4,632,161	1,405,489	888,793	613,475	680,230	2,434,480	1,295,393
Net transfers (including fixed account)	3,095,843	9,878,674	(651,533)	(181,338)	(51,310)	561,399	(920,085)	(87,909)
Contract charges	(319,449)	(257,003)	(94,512)	(72,851)	(87,478)	(76,984)	(116,364)	(91,868)
Transfers for contract benefits and terminations	(2,316,754)	(2,975,350)	(897,861)	(751,379)	(693,845)	(461,930)	(1,547,360)	(1,840,742)
Net increase (decrease) in net assets resulting from contract transactions	6,011,101	11,278,482	(238,417)	(116,775)	(219,158)	702,715	(149,329)	(725,126)
Net increase (decrease) in net assets	4,771,797	12,404,237	1,906,502	1,130,865	594,837	1,402,443	1,540,534	1,582,520
Net Assets:
Beginning of year	31,538,770	19,134,533	9,989,114	8,858,249	9,602,086	8,199,643	13,538,340	11,955,820
End of year	$36,310,567	$31,538,770	$11,895,616	$9,989,114	$10,196,923	$9,602,086	$15,078,874	$13,538,340

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Sub-Account		BHFTII MFS® Total Return Sub-Account		BHFTII MFS® Value Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(118,206)	$115,938	$15,671	$47,449	$(25,961)	$74,780
Net realized gains (losses)	8,795,111	5,858,548	580,199	321,555	867,731	1,336,429
Change in unrealized gains (losses) on investments	11,195,919	5,296,747	232,473	110,778	4,940,401	(592,800)
Net increase (decrease) in net assets resulting from operations	19,872,824	11,271,233	828,343	479,782	5,782,171	818,409
Contract Transactions:
Purchase payments received from contract owners	9,273,280	12,290,679	15,334	46,393	1,311,300	1,212,458
Net transfers (including fixed account)	(2,803,322)	(2,817,228)	137,234	192,652	(1,249,011)	1,264,789
Contract charges	(631,861)	(427,100)	(43,795)	(45,598)	(229,519)	(194,672)
Transfers for contract benefits and terminations	(5,324,810)	(4,256,041)	(677,404)	(585,271)	(1,467,920)	(1,528,720)
Net increase (decrease) in net assets resulting from contract transactions	513,287	4,790,310	(568,631)	(391,824)	(1,635,150)	753,855
Net increase (decrease) in net assets	20,386,111	16,061,543	259,712	87,958	4,147,021	1,572,264
Net Assets:
Beginning of year	75,354,201	59,292,658	6,902,823	6,814,865	25,233,003	23,660,739
End of year	$95,740,312	$75,354,201	$7,162,535	$6,902,823	$29,380,024	$25,233,003

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII Neuberger Berman Genesis Sub-Account		BHFTII T. Rowe Price Large Cap Growth Sub-Account		BHFTII T. Rowe Price Small Cap Growth Sub-Account		BHFTII VanEck Global Natural Resources Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(230,362)	$(200,347)	$(906,596)	$(656,291)	$(8,180)	$(6,829)	$(25,718)	$(13,609)
Net realized gains (losses)	1,798,572	1,275,146	8,552,998	4,015,407	66,376	59,357	214,737	(314,274)
Change in unrealized gains (losses) on investments	580,055	1,641,023	2,082,416	10,624,075	(15,546)	33,547	519,647	1,217,999
Net increase (decrease) in net assets resulting from operations	2,148,265	2,715,822	9,728,818	13,983,191	42,650	86,075	708,666	890,116
Contract Transactions:
Purchase payments received from contract owners	924,312	520,710	4,547,867	7,425,807	—	—	14,142	5,481
Net transfers (including fixed account)	(1,492,106)	(676,155)	(3,131,673)	(87,636)	(6,880)	(9,117)	(619,548)	(229,183)
Contract charges	(88,234)	(85,388)	(466,461)	(341,482)	(4,241)	(4,109)	(42,848)	(42,492)
Transfers for contract benefits and terminations	(1,067,683)	(1,222,232)	(4,377,323)	(2,765,391)	(6,889)	(33,838)	(419,629)	(374,810)
Net increase (decrease) in net assets resulting from contract transactions	(1,723,711)	(1,463,065)	(3,427,590)	4,231,298	(18,010)	(47,064)	(1,067,883)	(641,004)
Net increase (decrease) in net assets	424,554	1,252,757	6,301,228	18,214,489	24,640	39,011	(359,217)	249,112
Net Assets:
Beginning of year	14,100,494	12,847,737	54,629,722	36,415,233	451,123	412,112	4,376,253	4,127,141
End of year	$14,525,048	$14,100,494	$60,930,950	$54,629,722	$475,763	$451,123	$4,017,036	$4,376,253

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account		BHFTII Western Asset Management U.S. Government Sub-Account		BlackRock Global Allocation V.I. Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,555,806	$2,666,212	$305,144	$329,063	$(17,704)	$7,771
Net realized gains (losses)	494,914	(46,413)	(28,315)	85,264	952,390	158,364
Change in unrealized gains (losses) on investments	(1,196,323)	353,346	(1,245,014)	402,560	(762,918)	289,722
Net increase (decrease) in net assets resulting from operations	854,397	2,973,145	(968,185)	816,887	171,768	455,857
Contract Transactions:
Purchase payments received from contract owners	4,761,066	2,850,192	3,362,528	2,564,482	1,994,956	1,166,506
Net transfers (including fixed account)	9,324,484	3,208,803	4,084,454	6,421,305	459,889	279,074
Contract charges	(504,399)	(492,054)	(245,509)	(231,332)	(38,295)	(17,044)
Transfers for contract benefits and terminations	(11,220,972)	(6,704,127)	(3,687,622)	(5,461,722)	(35,863)	(157,031)
Net increase (decrease) in net assets resulting from contract transactions	2,360,179	(1,137,186)	3,513,851	3,292,733	2,380,687	1,271,505
Net increase (decrease) in net assets	3,214,576	1,835,959	2,545,666	4,109,620	2,552,455	1,727,362
Net Assets:
Beginning of year	67,109,029	65,273,070	27,878,573	23,768,953	3,026,611	1,299,249
End of year	$70,323,605	$67,109,029	$30,424,239	$27,878,573	$5,579,066	$3,026,611

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	Fidelity® VIP Contrafund® Sub-Account		Fidelity® VIP Equity-Income Sub-Account		Fidelity® VIP Mid Cap Sub-Account		FTVIPT Franklin Income VIP Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(345,719)	$(270,277)	$21	$24	$(153,582)	$(117,515)	$592,048	$731,509
Net realized gains (losses)	4,567,498	986,101	2,100	567	3,404,712	(2,371)	146,447	(103,401)
Change in unrealized gains (losses) on investments	1,010,067	4,111,385	1,106	103	(117,053)	2,211,889	1,925,315	(827,303)
Net increase (decrease) in net assets resulting from operations	5,231,846	4,827,209	3,227	694	3,134,077	2,092,003	2,663,810	(199,195)
Contract Transactions:
Purchase payments received from contract owners	1,565,305	580,548	—	—	1,015,586	421,537	646,864	321,522
Net transfers (including fixed account)	(833,653)	(1,370,500)	(1,114)	442	(1,592,904)	271,244	396,517	1,219,710
Contract charges	(128,078)	(134,062)	(97)	(82)	(83,072)	(78,792)	(112,195)	(119,052)
Transfers for contract benefits and terminations	(2,792,896)	(1,616,104)	(3)	(4)	(2,442,341)	(1,338,013)	(2,529,323)	(1,773,990)
Net increase (decrease) in net assets resulting from contract transactions	(2,189,322)	(2,540,118)	(1,214)	356	(3,102,731)	(724,024)	(1,598,137)	(351,810)
Net increase (decrease) in net assets	3,042,524	2,287,091	2,013	1,050	31,346	1,367,979	1,065,673	(551,005)
Net Assets:
Beginning of year	21,397,993	19,110,902	14,351	13,301	14,462,567	13,094,588	18,542,366	19,093,371
End of year	$24,440,517	$21,397,993	$16,364	$14,351	$14,493,913	$14,462,567	$19,608,039	$18,542,366

The accompanying notes are an integral part of these financial statements.

	FTVIPT Franklin Mutual Shares VIP Sub-Account		FTVIPT Franklin Small Cap Value VIP Sub-Account		FTVIPT Templeton Foreign VIP Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$39,886	$34,206	$(13,248)	$3,469	$7,255	$165,657
Net realized gains (losses)	44,484	46,986	186,047	58,637	(19,494)	(142,773)
Change in unrealized gains (losses) on investments	368,618	(253,832)	604,397	116,179	302,296	(165,311)
Net increase (decrease) in net assets resulting from operations	452,988	(172,640)	777,196	178,285	290,057	(142,427)
Contract Transactions:
Purchase payments received from contract owners	89,424	5,179	298,595	106,798	15,917	30,234
Net transfers (including fixed account)	(84,542)	312,680	(308,046)	227,687	514,359	1,342,007
Contract charges	(16,498)	(17,878)	(20,435)	(18,167)	(70,669)	(69,556)
Transfers for contract benefits and terminations	(444,078)	(431,406)	(681,410)	(421,545)	(778,959)	(647,407)
Net increase (decrease) in net assets resulting from contract transactions	(455,694)	(131,425)	(711,296)	(105,227)	(319,352)	655,278
Net increase (decrease) in net assets	(2,706)	(304,065)	65,900	73,058	(29,295)	512,851
Net Assets:
Beginning of year	2,689,215	2,993,280	3,423,174	3,350,116	11,676,903	11,164,052
End of year	$2,686,509	$2,689,215	$3,489,074	$3,423,174	$11,647,608	$11,676,903

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	FTVIPT Templeton Global Bond VIP Sub-Account		Invesco V.I. Equity and Income Sub-Account		Invesco V.I. International Growth Sub-Account		Invesco V.I. Main Street Small Cap® Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(102,976)	$571,567	$31,151	$117,140	$(26,122)	$60,773	$(49,033)	$(29,901)
Net realized gains (losses)	(523,143)	(237,700)	1,020,763	753,934	1,026,385	443,935	752,399	74,362
Change in unrealized gains (losses) on investments	126,101	(908,398)	1,445,202	212,864	(642,645)	396,356	56,467	530,414
Net increase (decrease) in net assets resulting from operations	(500,018)	(574,531)	2,497,116	1,083,938	357,618	901,064	759,833	574,875
Contract Transactions:
Purchase payments received from contract owners	282,408	105,984	714,655	495,764	550,081	173,491	423,400	17,566
Net transfers (including fixed account)	661,633	950,748	(1,100,019)	228,178	305,115	108,702	7,289	85,392
Contract charges	(57,746)	(77,807)	(105,437)	(109,040)	(53,853)	(58,578)	(23,066)	(20,946)
Transfers for contract benefits and terminations	(1,447,284)	(1,145,119)	(2,312,988)	(2,513,434)	(1,624,149)	(1,185,508)	(981,287)	(291,327)
Net increase (decrease) in net assets resulting from contract transactions	(560,989)	(166,194)	(2,803,789)	(1,898,532)	(822,806)	(961,893)	(573,664)	(209,315)
Net increase (decrease) in net assets	(1,061,007)	(740,725)	(306,673)	(814,594)	(465,188)	(60,829)	186,169	365,560
Net Assets:
Beginning of year	8,175,465	8,916,190	15,978,006	16,792,600	8,708,971	8,769,800	3,742,898	3,377,338
End of year	$7,114,458	$8,175,465	$15,671,333	$15,978,006	$8,243,783	$8,708,971	$3,929,067	$3,742,898
The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Appreciation Sub-Account		LMPVET ClearBridge Variable Dividend Strategy Sub-Account		LMPVET ClearBridge Variable Large Cap Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(233,372)	$(93,062)	$(18,297)	$(17,709)	$(5,447)	$(4,383)
Net realized gains (losses)	3,037,099	1,901,475	2,270,169	560,364	39,520	23,237
Change in unrealized gains (losses) on investments	2,550,143	1,093,446	1,012,586	163,706	25,217	49,320
Net increase (decrease) in net assets resulting from operations	5,353,870	2,901,859	3,264,458	706,361	59,290	68,174
Contract Transactions:
Purchase payments received from contract owners	1,936,288	1,149,125	757,188	518,098	—	—
Net transfers (including fixed account)	(855,973)	(780,538)	(400,489)	(34,146)	5,465	(23,502)
Contract charges	(178,113)	(171,676)	(99,868)	(94,959)	(588)	(513)
Transfers for contract benefits and terminations	(3,200,916)	(2,294,493)	(2,403,352)	(1,293,381)	(25,483)	(3,029)
Net increase (decrease) in net assets resulting from contract transactions	(2,298,714)	(2,097,582)	(2,146,521)	(904,388)	(20,606)	(27,044)
Net increase (decrease) in net assets	3,055,156	804,277	1,117,937	(198,027)	38,684	41,130
Net Assets:
Beginning of year	25,378,157	24,573,880	13,952,158	14,150,185	296,447	255,317
End of year	$28,433,313	$25,378,157	$15,070,095	$13,952,158	$335,131	$296,447

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	LMPVET ClearBridge Variable Large Cap Value Sub-Account		LMPVET ClearBridge Variable Small Cap Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Growth Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,941)	$(1,443)	$(107,552)	$(84,073)	$27,024	$9,662	$34,255	$1,401
Net realized gains (losses)	28,507	24,136	1,508,031	852,011	146,900	56,609	108,490	39,779
Change in unrealized gains (losses) on investments	27,367	(40,643)	(639,472)	1,473,992	(21,493)	75,355	76,284	59,950
Net increase (decrease) in net assets resulting from operations	53,933	(17,950)	761,007	2,241,930	152,431	141,626	219,029	101,130
Contract Transactions:
Purchase payments received from contract owners	5,000	—	818,987	458,268	1,154	764	2,380	1,180
Net transfers (including fixed account)	(4,075)	(16,477)	(549,503)	(621,206)	(131,683)	36,180	(9,915)	22,642
Contract charges	(1,396)	(1,290)	(53,666)	(48,927)	(10,643)	(11,597)	(2,186)	(2,079)
Transfers for contract benefits and terminations	(17,183)	(86,238)	(566,018)	(425,256)	(158,282)	(202,529)	(40,287)	(36,522)
Net increase (decrease) in net assets resulting from contract transactions	(17,654)	(104,005)	(350,200)	(637,121)	(299,454)	(177,182)	(50,008)	(14,779)
Net increase (decrease) in net assets	36,279	(121,955)	410,807	1,604,809	(147,023)	(35,556)	169,021	86,351
Net Assets:
Beginning of year	230,188	352,143	7,174,195	5,569,386	1,679,630	1,715,186	1,173,882	1,087,531
End of year	$266,467	$230,188	$7,585,002	$7,174,195	$1,532,607	$1,679,630	$1,342,903	$1,173,882

The accompanying notes are an integral part of these financial statements.

	LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account		LMPVIT Western Asset Variable Global High Yield Bond Sub-Account		PIMCO VIT High Yield Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$891	$66	$222,861	$172,541	$2,336	$2,345
Net realized gains (losses)	4,601	1,403	(26,760)	(116,196)	161	88
Change in unrealized gains (losses) on investments	(139)	2,154	(215,026)	299,184	(850)	530
Net increase (decrease) in net assets resulting from operations	5,353	3,623	(18,925)	355,529	1,647	2,963
Contract Transactions:
Purchase payments received from contract owners	—	—	830,469	589,974	—	—
Net transfers (including fixed account)	—	—	710,149	(7,666)	7,611	2,368
Contract charges	(55)	(54)	(56,299)	(56,901)	(364)	(391)
Transfers for contract benefits and terminations	(11,112)	(7)	(1,057,142)	(812,009)	(1,000)	(1,257)
Net increase (decrease) in net assets resulting from contract transactions	(11,167)	(61)	427,177	(286,602)	6,247	720
Net increase (decrease) in net assets	(5,814)	3,562	408,252	68,927	7,894	3,683
Net Assets:
Beginning of year	42,386	38,824	7,213,023	7,144,096	74,875	71,192
End of year	$36,572	$42,386	$7,621,275	$7,213,023	$82,769	$74,875

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2021 and 2020

	PIMCO VIT Low Duration Sub-Account		Pioneer VCT Mid Cap Value VCT Sub-Account		Putnam VT Large Cap Value Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(398)	$(108)	$(14,438)	$(7,709)	$51	$237
Net realized gains (losses)	22	3	57,762	17,840	19,420	4,783
Change in unrealized gains (losses) on investments	(653)	746	433,433	5,964	(13,637)	(1,376)
Net increase (decrease) in net assets resulting from operations	(1,029)	641	476,757	16,095	5,834	3,644
Contract Transactions:
Purchase payments received from contract owners	—	—	193,341	4,198	—	—
Net transfers (including fixed account)	2,527	(117)	(98,362)	136,999	—	2,581
Contract charges	(266)	(310)	(8,726)	(9,076)	—	—
Transfers for contract benefits and terminations	(1,382)	(6)	(281,882)	(189,406)	(65,329)	(8)
Net increase (decrease) in net assets resulting from contract transactions	879	(433)	(195,629)	(57,285)	(65,329)	2,573
Net increase (decrease) in net assets	(150)	208	281,128	(41,190)	(59,495)	6,217
Net Assets:
Beginning of year	42,932	42,724	1,807,815	1,849,005	76,063	69,846
End of year	$42,782	$42,932	$2,088,943	$1,807,815	$16,568	$76,063

The accompanying notes are an integral part of these financial statements.

	Putnam VT Sustainable Leaders Sub-Account		TAP 1919 Variable Socially Responsive Balanced Sub-Account
	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(4,693)	$(2,496)	$(3,003)	$(1,614)
Net realized gains (losses)	43,239	28,453	24,008	12,892
Change in unrealized gains (losses) on investments	48,120	55,689	15,158	26,429
Net increase (decrease) in net assets resulting from operations	86,666	81,646	36,163	37,707
Contract Transactions:
Purchase payments received from contract owners	6,703	6,763	—	—
Net transfers (including fixed account)	(163)	(2,379)	—	—
Contract charges	—	—	(35)	(35)
Transfers for contract benefits and terminations	—	(3)	(6)	(9)
Net increase (decrease) in net assets resulting from contract transactions	6,540	4,381	(41)	(44)
Net increase (decrease) in net assets	93,206	86,027	36,122	37,663
Net Assets:
Beginning of year	383,422	297,395	217,805	180,142
End of year	$476,628	$383,422	$253,927	$217,805

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Brighthouse Variable Annuity Account B (the "Separate Account"), a separate account of Brighthouse Life Insurance Company of NY (the "Company"), was established by the Company's Board of Directors on December 31, 1992 to support the Company's operations with respect to certain variable annuity contracts (the "Contracts"). The company is a wholly-owned subsidiary of Brighthouse Life Insurance Company, which is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding fund, portfolio, or series (with the same name) of the registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

American Funds Insurance Series® ("American Funds®")

BlackRock Variable Series Funds, Inc. ("BlackRock")

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

Fidelity® Variable Insurance Products ("Fidelity® VIP")

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

Legg Mason Partners Variable Equity Trust ("LMPVET")

Legg Mason Partners Variable Income Trust ("LMPVIT")

Morgan Stanley Variable Insurance Fund, Inc. ("Morgan Stanley VIF")

PIMCO Variable Insurance Trust ("PIMCO VIT")

Pioneer Variable Contracts Trust ("Pioneer VCT")

Putnam Variable Trust ("Putnam VT")

Russell Investment Funds ("Russell")

Trust for Advised Portfolios ("TAP")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

The COVID-19 pandemic has at times resulted in or contributed to significant financial market volatility, travel restrictions and disruptions, quarantines, an uncertain interest rate environment, elevated inflation, global business, supply chain, and employment disruptions affecting companies across various industries, government and central bank interventions, wide-ranging changes in consumer behavior, as well as general concern and uncertainty that has negatively affected the economic environment. At this time, it continues to not be possible to estimate (i) the severity or duration of the pandemic, including the severity, duration and frequency of any additional "waves" or emerging variants of COVID-19, or (ii) the efficacy or utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It likewise remains not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on our business and financial condition, the financial markets, and economy at large. The Company has implemented risk management and contingency plans, and continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company, the Separate Account and/or the Separate Account's investments.

Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic and market conditions could have a negative impact on returns of the underlying mutual funds in which the Separate Account invests.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS

A. Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Sub-Accounts in accordance with the selection made by the contract owner. The following Sub-Accounts had net assets as of December 31, 2021:

American Funds® Global Growth Sub-Account (a)

American Funds® Global Small Capitalization Sub-Account (a)

American Funds® Growth Sub-Account

American Funds® Growth-Income Sub-Account (a)

American Funds® The Bond Fund of America Sub-Account (a)

BHFTI AB Global Dynamic Allocation Sub-Account

BHFTI AB International Bond Sub-Account

BHFTI Allspring Mid Cap Value Sub-Account

BHFTI American Funds® Balanced Allocation Sub-Account

BHFTI American Funds® Growth Allocation Sub-Account

BHFTI American Funds® Growth Sub-Account

BHFTI American Funds® Moderate Allocation Sub-Account

BHFTI BlackRock Global Tactical Strategies Sub-Account

BHFTI BlackRock High Yield Sub-Account (a)

BHFTI Brighthouse Asset Allocation 100 Sub-Account

BHFTI Brighthouse Balanced Plus Sub-Account

BHFTI Brighthouse Small Cap Value Sub-Account (a)

BHFTI Brighthouse/Aberdeen Emerging Markets Equity Sub-Account (a)

BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account

BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account

BHFTI Brighthouse/Templeton International Bond Sub-Account

BHFTI Brighthouse/Wellington Large Cap Research Sub-Account (a)

BHFTI CBRE Global Real Estate Sub-Account (a)

BHFTI Harris Oakmark International Sub-Account (a)

BHFTI Invesco Balanced-Risk Allocation Sub-Account

BHFTI Invesco Comstock Sub-Account

BHFTI Invesco Global Equity Sub-Account

BHFTI Invesco Small Cap Growth Sub-Account (a)

BHFTI JPMorgan Core Bond Sub-Account

BHFTI JPMorgan Global Active Allocation Sub-Account

BHFTI JPMorgan Small Cap Value Sub-Account (a)

BHFTI Loomis Sayles Global Allocation Sub-Account

BHFTI Loomis Sayles Growth Sub-Account (a)

BHFTI MetLife Multi-Index Targeted Risk Sub-Account

BHFTI MFS® Research International Sub-Account (a)

BHFTI Morgan Stanley Discovery Sub-Account (a)

BHFTI PanAgora Global Diversified Risk Sub-Account

BHFTI PanAgora Global Diversified Risk II Sub-Account

BHFTI PIMCO Inflation Protected Bond Sub-Account

BHFTI PIMCO Total Return Sub-Account (a)

BHFTI Schroders Global Multi-Asset Sub-Account

BHFTI SSGA Emerging Markets Enhanced Index Sub-Account

BHFTI SSGA Growth and Income ETF Sub-Account

BHFTI SSGA Growth ETF Sub-Account

BHFTI T. Rowe Price Large Cap Value Sub-Account (a)

BHFTI T. Rowe Price Mid Cap Growth Sub-Account (a)

BHFTI Victory Sycamore Mid Cap Value Sub-Account (a)

BHFTI Western Asset Management Government Income Sub-Account

BHFTII Baillie Gifford International Stock Sub-Account

BHFTII BlackRock Bond Income Sub-Account (a)

BHFTII BlackRock Capital Appreciation Sub-Account (a)

BHFTII BlackRock Ultra-Short Term Bond Sub-Account (a)

BHFTII Brighthouse Asset Allocation 20 Sub-Account

BHFTII Brighthouse Asset Allocation 40 Sub-Account

BHFTII Brighthouse Asset Allocation 60 Sub-Account

BHFTII Brighthouse Asset Allocation 80 Sub-Account

BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account

BHFTII Brighthouse/Dimensional International Small Company Sub-Account

BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account (a)

BHFTII Frontier Mid Cap Growth Sub-Account

BHFTII Jennison Growth Sub-Account (a)

BHFTII Loomis Sayles Small Cap Core Sub-Account

BHFTII Loomis Sayles Small Cap Growth Sub-Account

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS — (Concluded)

BHFTII MetLife Aggregate Bond Index Sub-Account

BHFTII MetLife Mid Cap Stock Index Sub-Account

BHFTII MetLife MSCI EAFE® Index Sub-Account

BHFTII MetLife Russell 2000® Index Sub-Account

BHFTII MetLife Stock Index Sub-Account (a)

BHFTII MFS® Total Return Sub-Account (a)

BHFTII MFS® Value Sub-Account (a)

BHFTII Neuberger Berman Genesis Sub-Account (a)

BHFTII T. Rowe Price Large Cap Growth Sub-Account (a)

BHFTII T. Rowe Price Small Cap Growth Sub-Account (a)

BHFTII VanEck Global Natural Resources Sub-Account

BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account (a)

BHFTII Western Asset Management U.S. Government Sub-Account (a)

BlackRock Global Allocation V.I. Sub-Account

Fidelity® VIP Contrafund® Sub-Account (a)

Fidelity® VIP Equity-Income Sub-Account

Fidelity® VIP Mid Cap Sub-Account

FTVIPT Franklin Income VIP Sub-Account

FTVIPT Franklin Mutual Shares VIP Sub-Account

FTVIPT Franklin Small Cap Value VIP Sub-Account

FTVIPT Templeton Foreign VIP Sub-Account (a)

FTVIPT Templeton Global Bond VIP Sub-Account

Invesco V.I. Equity and Income Sub-Account

Invesco V.I. International Growth Sub-Account (a)

Invesco V.I. Main Street Small Cap® Sub-Account

LMPVET ClearBridge Variable Appreciation Sub-Account (a)

LMPVET ClearBridge Variable Dividend Strategy Sub-Account (a)

LMPVET ClearBridge Variable Large Cap Growth Sub-Account

LMPVET ClearBridge Variable Large Cap Value Sub-Account

LMPVET ClearBridge Variable Small Cap Growth Sub-Account (a)

LMPVET Franklin Multi-Asset Variable Conservative Growth Fund Sub-Account

LMPVET Franklin Multi-Asset Variable Growth Fund Sub-Account

LMPVET Franklin Multi-Asset Variable Moderate Growth Fund Sub-Account

LMPVIT Western Asset Variable Global High Yield Bond Sub-Account (a)

PIMCO VIT High Yield Sub-Account

PIMCO VIT Low Duration Sub-Account

Pioneer VCT Mid Cap Value VCT Sub-Account

Putnam VT Large Cap Value Sub-Account

Putnam VT Sustainable Leaders Sub-Account (a)

TAP 1919 Variable Socially Responsive Balanced Sub-Account

(a)  This Sub-Account may invest in two or more share classes within the underlying fund, portfolio, or series of the Trusts.

B. The following Sub-Accounts had no net assets as of December 31, 2021:

BHFTI Brighthouse/Artisan International Sub-Account

BHFTI TCW Core Fixed Income Sub-Account

Morgan Stanley VIF Global Infrastructure Sub-Account

Pioneer VCT Real Estate Shares VCT Sub-Account

Russell Global Real Estate Securities Sub-Account

Russell International Developed Markets Sub-Account

Russell Strategic Bond Sub-Account

Russell U.S. Small Cap Equity Sub-Account

Russell U.S. Strategic Equity Sub-Account

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  PORTFOLIO CHANGES

The following Sub-Account ceased operations during the year ended December 31, 2021:

LMPVET Clearbridge Variable Aggressive Growth Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2021:

Name Changes:

Former Name

American Funds® Bond Fund

BHFTI AQR Global Risk Balanced Portfolio

BHFTI Clarion Global Real Estate Portfolio

BHFTI Wells Capital Management Mid Cap Value Portfolio

Invesco Oppenheimer V.I. Main Street Small Cap Fund

LMPVET QS Variable Conservative Growth Fund

LMPVET QS Variable Growth Fund

LMPVET QS Variable Moderate Growth Fund

Putnam VT Equity Income Fund

New Name

American Funds® The Bond Fund of America

BHFTI PanAgora Global Diversified Risk Portfolio II

BHFTI CBRE Global Real Estate Portfolio

BHFTI Allspring Mid Cap Value Portfolio

Invesco V.I. Main Street Small Cap® Fund

LMPVET Franklin Multi-Asset Variable Conservative Growth Fund

LMPVET Franklin Multi-Asset Variable Growth Fund

LMPVET Franklin Multi-Asset Variable Moderate Growth Fund

Putnam VT Large Cap Value Fund

VIT Substitution:

Former Portfolio

LMPVET ClearBridge Variable Aggressive Growth Portfolio

New Portfolio

BHFTI Loomis Sayles Growth Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Sub-Account's investment in shares of a fund, portfolio, or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables. The assumed investment return is between 3.0 and 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts are reported as contract transactions on the statement of changes in net assets of the applicable Sub-Accounts.

Purchase Payments

Purchase payments received from Contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as Contract transactions on the statements of changes in net assets of the applicable Sub-Accounts.

Net Transfers

Assets transferred by the contract owner into or out of Sub-Accounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

5.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges are asset-based charges paid to the company and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Sub-Accounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

Optional Death Benefit Rider — For an additional charge, the total death benefit payable may be increased based on the increases in account value in the Contracts.

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2021:

Mortality and Expense Risk	0.50	% - 1.60%
Administrative	0.15	% - 0.25%
Optional Death Benefit Rider	0.15	% - 0.30%
Guaranteed Minimum Accumulation Benefit	1.50%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of effective rates disclosed above excludes any waivers granted to certain Sub-Accounts.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts:

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Lifetime Withdrawal Guarantee — For an additional charge, the Company will guarantee minimum withdrawals for life regardless of market conditions.

Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee minimum withdrawals regardless of market conditions.

Guaranteed Minimum Income Benefit/Lifetime Income Solution — For an additional charge, the company will guarantee a minimum payment regardless of market conditions.

Enhanced Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2021:

Guaranteed Minimum Accumulation Benefit	0.75%
Lifetime Withdrawal Guarantee	0.50	% - 1.80%
Guaranteed Withdrawal Benefit	0.25	% - 1.40%
Guaranteed Minimum Income Benefit/Lifetime Income Solution	0.50	% - 1.50%
Enhanced Guaranteed Withdrawal Benefit	0.55%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract maintenance fee ranging from $30 to $50 is assessed on an annual basis for Contracts with a value of less than $50,000 to $75,000. A transfer fee of $25 may be deducted after twelve transfers are made in a contract year or, if less, 2% of the amount transferred from the contract value. In addition, most Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31, 2021		For the year ended December 31, 2021
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
American Funds® Global Growth Sub-Account	642,418	17,063,337	3,370,845	5,141,667
American Funds® Global Small Capitalization Sub-Account	126,946	2,657,734	273,467	966,072
American Funds® Growth Sub-Account	458,097	33,628,650	13,706,154	18,006,203
American Funds® Growth-Income Sub-Account	467,475	20,376,966	1,650,464	4,792,740
American Funds® The Bond Fund of America Sub-Account	813,731	8,892,801	2,266,320	1,630,611
BHFTI AB Global Dynamic Allocation Sub-Account	9,866,041	104,875,880	7,913,609	15,096,607
BHFTI AB International Bond Sub-Account	154,492	1,607,036	723,202	97,870
BHFTI Allspring Mid Cap Value Sub-Account	1,265,672	15,772,302	280,343	3,630,270
BHFTI American Funds® Balanced Allocation Sub-Account	21,190,620	201,407,846	19,756,003	23,365,989
BHFTI American Funds® Growth Allocation Sub-Account	12,209,019	112,616,900	20,648,999	17,821,408
BHFTI American Funds® Growth Sub-Account	6,385,391	67,755,027	16,743,807	15,970,524
BHFTI American Funds® Moderate Allocation Sub-Account	10,654,848	101,778,718	10,911,013	11,146,726
BHFTI BlackRock Global Tactical Strategies Sub-Account	21,686,762	214,143,482	14,445,196	28,927,102
BHFTI BlackRock High Yield Sub-Account	7,822,365	60,356,917	20,817,235	2,389,589
BHFTI Brighthouse Asset Allocation 100 Sub-Account	8,596,081	98,260,578	14,004,245	15,624,524
BHFTI Brighthouse Balanced Plus Sub-Account	38,970,446	410,698,864	29,631,115	55,808,706
BHFTI Brighthouse Small Cap Value Sub-Account	1,595,715	22,762,531	1,286,983	6,751,626
BHFTI Brighthouse/Aberdeen Emerging Markets Equity Sub-Account	2,239,557	22,721,766	2,096,823	4,032,935
BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account	1,136,701	11,418,043	2,827,106	977,277
BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account	1,770,622	16,919,680	6,031,002	4,149,812
BHFTI Brighthouse/Templeton International Bond Sub-Account	360,188	3,626,662	347,177	130,455
BHFTI Brighthouse/Wellington Large Cap Research Sub-Account	109,534	1,343,426	216,240	221,190
BHFTI CBRE Global Real Estate Sub-Account	1,367,010	15,498,000	993,360	3,991,448
BHFTI Harris Oakmark International Sub-Account	3,723,854	48,850,927	2,879,214	8,878,546
BHFTI Invesco Balanced-Risk Allocation Sub-Account	3,771,606	37,601,712	3,752,757	5,128,208
BHFTI Invesco Comstock Sub-Account	2,182,561	27,050,542	2,539,652	8,131,685
BHFTI Invesco Global Equity Sub-Account	132,513	2,742,491	509,712	665,808
BHFTI Invesco Small Cap Growth Sub-Account	3,169,039	43,187,076	15,703,411	5,483,666
BHFTI JPMorgan Core Bond Sub-Account	3,373,478	35,177,624	5,484,327	2,022,614
BHFTI JPMorgan Global Active Allocation Sub-Account	5,187,343	59,542,241	10,735,127	10,602,852
BHFTI JPMorgan Small Cap Value Sub-Account	216,919	3,155,938	321,791	1,049,771
BHFTI Loomis Sayles Global Allocation Sub-Account	1,206,198	18,350,533	5,278,293	2,418,557
BHFTI Loomis Sayles Growth Sub-Account	3,885,154	50,745,439	22,410,534	8,999,048
BHFTI MetLife Multi-Index Targeted Risk Sub-Account	4,088,646	49,369,279	5,960,851	7,233,831
BHFTI MFS® Research International Sub-Account	2,162,195	24,726,475	2,538,761	4,042,907
BHFTI Morgan Stanley Discovery Sub-Account	824,653	16,982,093	11,909,902	6,978,209
BHFTI PanAgora Global Diversified Risk II Sub-Account	11,768,953	114,835,632	4,401,393	13,008,918
BHFTI PanAgora Global Diversified Risk Sub-Account	570,709	6,283,384	1,988,026	1,171,201
BHFTI PIMCO Inflation Protected Bond Sub-Account	5,378,446	57,131,707	8,064,137	5,723,535
BHFTI PIMCO Total Return Sub-Account	11,473,732	134,717,219	22,372,647	10,550,042
BHFTI Schroders Global Multi-Asset Sub-Account	2,970,166	35,098,782	1,015,203	7,759,701
BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	65,472	744,972	620,120	90,977
BHFTI SSGA Growth and Income ETF Sub-Account	7,375,003	83,351,130	9,519,891	10,695,467
BHFTI SSGA Growth ETF Sub-Account	3,984,804	45,439,986	4,468,495	5,084,698
BHFTI T. Rowe Price Large Cap Value Sub-Account	1,841,150	51,176,093	4,233,497	9,311,141
BHFTI T. Rowe Price Mid Cap Growth Sub-Account	6,165,055	59,001,740	10,895,326	5,361,483
BHFTI Victory Sycamore Mid Cap Value Sub-Account	882,757	14,906,871	1,747,511	4,274,930
BHFTI Western Asset Management Government Income Sub-Account	3,308,649	35,775,243	5,842,131	10,026,053
BHFTII Baillie Gifford International Stock Sub-Account	1,090,094	12,257,635	3,467,408	2,785,736
BHFTII BlackRock Bond Income Sub-Account	178,958	19,246,407	5,768,504	1,393,019

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Continued)

	As of December 31, 2021		For the year ended December 31, 2021
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII BlackRock Capital Appreciation Sub-Account	313,812	13,880,040	6,080,454	1,250,368
BHFTII BlackRock Ultra-Short Term Bond Sub-Account	470,491	47,310,500	26,388,522	28,945,654
BHFTII Brighthouse Asset Allocation 20 Sub-Account	1,152,651	12,549,854	3,529,372	1,596,277
BHFTII Brighthouse Asset Allocation 40 Sub-Account	23,426,845	275,365,966	19,827,345	38,040,052
BHFTII Brighthouse Asset Allocation 60 Sub-Account	40,096,814	491,731,580	44,586,096	58,797,621
BHFTII Brighthouse Asset Allocation 80 Sub-Account	27,889,546	372,395,710	39,516,692	49,584,558
BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account	54,431	11,478,871	1,060,099	2,870,990
BHFTII Brighthouse/Dimensional International Small Company Sub-Account	431,161	5,593,689	776,459	979,071
BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account	2,231,411	67,356,279	7,974,183	11,723,943
BHFTII Frontier Mid Cap Growth Sub-Account	343,263	10,805,349	3,001,089	1,945,270
BHFTII Jennison Growth Sub-Account	4,497,122	70,630,018	28,391,784	9,575,560
BHFTII Loomis Sayles Small Cap Core Sub-Account	3,188	733,315	69,220	206,755
BHFTII Loomis Sayles Small Cap Growth Sub-Account	39,824	476,679	89,877	83,268
BHFTII MetLife Aggregate Bond Index Sub-Account	3,384,023	37,024,818	8,977,115	2,672,360
BHFTII MetLife Mid Cap Stock Index Sub-Account	550,978	9,419,474	2,817,334	2,593,472
BHFTII MetLife MSCI EAFE® Index Sub-Account	649,899	8,142,535	989,447	1,207,182
BHFTII MetLife Russell 2000® Index Sub-Account	647,162	12,180,557	3,767,444	3,283,745
BHFTII MetLife Stock Index Sub-Account	1,404,147	64,305,640	16,962,660	11,132,953
BHFTII MFS® Total Return Sub-Account	39,020	5,834,018	706,965	828,173
BHFTII MFS® Value Sub-Account	1,557,481	23,074,331	2,513,581	3,894,443
BHFTII Neuberger Berman Genesis Sub-Account	563,152	9,980,363	1,829,272	2,863,844
BHFTII T. Rowe Price Large Cap Growth Sub-Account	2,048,362	46,836,730	10,520,078	8,244,085
BHFTII T. Rowe Price Small Cap Growth Sub-Account	19,749	351,876	69,392	42,472
BHFTII VanEck Global Natural Resources Sub-Account	335,312	3,344,096	333,934	1,427,575
BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	5,152,511	67,690,664	18,815,641	14,899,799
BHFTII Western Asset Management U.S. Government Sub-Account	2,642,777	31,380,775	10,061,717	6,242,772
BlackRock Global Allocation V.I. Sub-Account	387,974	6,034,397	3,685,390	412,532
Fidelity® VIP Contrafund® Sub-Account	455,166	15,601,729	4,750,625	4,439,132
Fidelity® VIP Equity-Income Sub-Account	648	13,876	2,048	1,460
Fidelity® VIP Mid Cap Sub-Account	367,959	11,849,479	3,022,383	4,006,476
FTVIPT Franklin Income VIP Sub-Account	1,169,931	17,815,807	1,735,280	2,741,398
FTVIPT Franklin Mutual Shares VIP Sub-Account	139,922	2,434,182	181,338	597,175
FTVIPT Franklin Small Cap Value VIP Sub-Account	198,921	3,111,773	403,228	1,031,621
FTVIPT Templeton Foreign VIP Sub-Account	856,792	12,273,462	736,806	1,048,930
FTVIPT Templeton Global Bond VIP Sub-Account	541,847	8,981,342	1,331,261	1,995,237
Invesco V.I. Equity and Income Sub-Account	762,595	12,364,679	1,831,907	4,451,746
Invesco V.I. International Growth Sub-Account	202,424	6,340,512	1,224,463	1,492,552
Invesco V.I. Main Street Small Cap® Sub-Account	127,443	2,856,783	1,203,863	1,569,147
LMPVET ClearBridge Variable Appreciation Sub-Account	466,072	16,821,430	3,203,958	4,720,312
LMPVET ClearBridge Variable Dividend Strategy Sub-Account	586,007	9,220,732	1,801,007	2,903,118
LMPVET ClearBridge Variable Large Cap Growth Sub-Account	7,754	176,097	32,474	38,236
LMPVET ClearBridge Variable Large Cap Value Sub-Account	11,718	210,629	30,004	27,911
LMPVET ClearBridge Variable Small Cap Growth Sub-Account	214,981	5,733,492	2,006,783	1,547,849
LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account	94,314	1,280,569	151,353	346,683
LMPVET Franklin Multi-Asset Variable Growth Sub-Account	84,566	1,127,814	151,336	74,222

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2021		For the year ended December 31, 2021
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account	2,379	30,144	3,658	11,781
LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	1,047,622	7,984,443	1,829,535	1,179,536
PIMCO VIT High Yield Sub-Account	10,424	76,945	10,580	2,007
PIMCO VIT Low Duration Sub-Account	4,182	42,872	2,688	2,215
Pioneer VCT Mid Cap Value VCT Sub-Account	91,701	1,656,339	205,902	415,994
Putnam VT Large Cap Value Sub-Account	538	10,362	746	65,463
Putnam VT Sustainable Leaders Sub-Account	9,335	277,021	50,909	9,672
TAP 1919 Variable Socially Responsive Balanced Sub-Account	6,828	198,129	23,897	3,893

This page is intentionally left blank.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2021 and 2020:

	American Funds® Global Growth Sub-Account		American Funds® Global Small Capitalization Sub-Account		American Funds® Growth Sub-Account (a)
	2021	2020	2021	2020	2021	2020
Units beginning of year	734,379	757,371	78,876	93,529	203,565	264,864
Units issued and transferred from other funding options	510,877	836,912	26,372	90,152	222,043	222,625
Units redeemed and transferred to other funding options	(252,746)	(859,904)	(15,963)	(104,805)	(258,462)	(283,924)
Units end of year	992,510	734,379	89,285	78,876	167,146	203,565
	BHFTI AB International Bond Sub-Account		BHFTI Allspring Mid Cap Value Sub-Account		BHFTI American Funds® Balanced Allocation Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	94,140	13,144	621,225	690,833	12,122,651	12,672,640
Units issued and transferred from other funding options	70,316	162,291	16,273	731,388	884,133	13,353,394
Units redeemed and transferred to other funding options	(9,864)	(81,295)	(108,716)	(800,996)	(1,432,363)	(13,903,383)
Units end of year	154,592	94,140	528,782	621,225	11,574,421	12,122,651
	BHFTI BlackRock Global Tactical Strategies Sub-Account		BHFTI BlackRock High Yield Sub-Account		BHFTI Brighthouse Asset Allocation 100 Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	16,183,955	17,655,618	2,663,226	1,950,758	4,447,639	4,772,123
Units issued and transferred from other funding options	340,981	17,304,790	2,844,329	3,366,457	181,716	4,728,664
Units redeemed and transferred to other funding options	(1,858,917)	(18,776,453)	(763,183)	(2,653,989)	(540,522)	(5,053,148)
Units end of year	14,666,019	16,183,955	4,744,372	2,663,226	4,088,833	4,447,639
	BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account		BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account		BHFTI Brighthouse/Templeton International Bond Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	752,487	726,357	1,468,500	1,626,120	240,718	217,145
Units issued and transferred from other funding options	251,036	913,572	669,107	1,855,211	42,870	275,807
Units redeemed and transferred to other funding options	(119,698)	(887,442)	(491,174)	(2,012,831)	(19,636)	(252,234)
Units end of year	883,825	752,487	1,646,433	1,468,500	263,952	240,718

(a) During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	American Funds® Growth-Income Sub-Account		American Funds® The Bond Fund of America Sub-Account		BHFTI AB Global Dynamic Allocation Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	906,040	875,000	1,767,691	1,698,951	8,406,848	9,188,003
Units issued and transferred from other funding options	485,980	1,098,503	1,078,967	2,103,688	116,935	8,886,308
Units redeemed and transferred to other funding options	(283,364)	(1,067,463)	(461,082)	(2,034,948)	(919,092)	(9,667,463)
Units end of year	1,108,656	906,040	2,385,576	1,767,691	7,604,691	8,406,848
	BHFTI American Funds® Growth Allocation Sub-Account		BHFTI American Funds® Growth Sub-Account		BHFTI American Funds® Moderate Allocation Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	6,030,618	6,279,397	4,894,166	5,136,432	6,377,750	6,568,015
Units issued and transferred from other funding options	914,757	6,832,725	1,619,717	5,881,328	441,234	7,075,193
Units redeemed and transferred to other funding options	(944,733)	(7,081,504)	(1,148,692)	(6,123,594)	(677,172)	(7,265,458)
Units end of year	6,000,642	6,030,618	5,365,191	4,894,166	6,141,812	6,377,750
	BHFTI Brighthouse Balanced Plus Sub-Account		BHFTI Brighthouse Small Cap Value Sub-Account		BHFTI Brighthouse/Aberdeen Emerging Markets Equity Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	26,280,061	28,468,889	864,071	910,026	2,232,694	2,588,376
Units issued and transferred from other funding options	574,782	28,205,791	72,521	1,073,394	314,286	2,641,048
Units redeemed and transferred to other funding options	(3,020,164)	(30,394,619)	(210,066)	(1,119,349)	(407,179)	(2,996,730)
Units end of year	23,834,679	26,280,061	726,526	864,071	2,139,801	2,232,694
	BHFTI Brighthouse/Wellington Large Cap Research Sub-Account		BHFTI CBRE Global Real Estate Sub-Account		BHFTI Harris Oakmark International Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	66,113	71,956	912,650	871,120	1,793,726	1,759,844
Units issued and transferred from other funding options	170	70,637	55,254	1,085,401	190,196	2,292,603
Units redeemed and transferred to other funding options	(5,811)	(76,480)	(194,680)	(1,043,871)	(359,098)	(2,258,721)
Units end of year	60,472	66,113	773,224	912,650	1,624,824	1,793,726

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2021 and 2020:

	BHFTI Invesco Balanced-Risk Allocation Sub-Account		BHFTI Invesco Comstock Sub-Account		BHFTI Invesco Global Equity Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	26,870,316	28,935,666	1,508,027	1,499,605	82,182	102,972
Units issued and transferred from other funding options	1,633,165	29,886,337	184,084	1,767,758	7,697	97,637
Units redeemed and transferred to other funding options	(3,755,944)	(31,951,687)	(410,929)	(1,759,336)	(12,245)	(118,427)
Units end of year	24,747,537	26,870,316	1,281,182	1,508,027	77,634	82,182
	BHFTI JPMorgan Small Cap Value Sub-Account		BHFTI Loomis Sayles Global Allocation Sub-Account		BHFTI Loomis Sayles Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	162,370	157,392	724,959	759,526	1,620,817	2,307,131
Units issued and transferred from other funding options	8,158	199,450	137,846	814,730	614,550	1,745,126
Units redeemed and transferred to other funding options	(35,502)	(194,472)	(110,347)	(849,297)	(324,029)	(2,431,440)
Units end of year	135,026	162,370	752,458	724,959	1,911,338	1,620,817
	BHFTI PanAgora Global Diversified Risk II Sub-Account		BHFTI PanAgora Global Diversified Risk Sub-Account		BHFTI PIMCO Inflation Protected Bond Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	8,163,502	8,975,178	4,058,719	3,676,013	3,419,774	3,570,836
Units issued and transferred from other funding options	128,154	8,643,214	1,179,234	4,711,205	771,857	3,976,581
Units redeemed and transferred to other funding options	(959,838)	(9,454,890)	(898,065)	(4,328,499)	(602,501)	(4,127,643)
Units end of year	7,331,818	8,163,502	4,339,888	4,058,719	3,589,130	3,419,774
	BHFTI SSGA Growth and Income ETF Sub-Account		BHFTI SSGA Growth ETF Sub-Account		BHFTI T. Rowe Price Large Cap Value Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	4,610,993	4,769,378	2,409,539	2,597,644	552,845	558,436
Units issued and transferred from other funding options	253,664	4,928,839	61,116	2,545,203	53,474	657,235
Units redeemed and transferred to other funding options	(535,115)	(5,087,224)	(210,002)	(2,733,308)	(103,393)	(662,826)
Units end of year	4,329,542	4,610,993	2,260,653	2,409,539	502,926	552,845

(a) During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	BHFTI Invesco Small Cap Growth Sub-Account		BHFTI JPMorgan Core Bond Sub-Account		BHFTI JPMorgan Global Active Allocation Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	734,094	771,088	2,661,284	2,477,440	40,758,747	43,285,628
Units issued and transferred from other funding options	197,339	950,760	641,819	3,341,190	5,497,894	44,645,251
Units redeemed and transferred to other funding options	(166,269)	(987,754)	(382,270)	(3,157,346)	(7,181,617)	(47,172,132)
Units end of year	765,164	734,094	2,920,833	2,661,284	39,075,024	40,758,747
	BHFTI MetLife Multi-Index Targeted Risk Sub-Account		BHFTI MFS® Research International Sub-Account		BHFTI Morgan Stanley Discovery Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	30,858,661	32,319,545	1,424,172	1,554,900	271,611	361,933
Units issued and transferred from other funding options	2,529,686	34,868,429	90,217	1,557,496	53,380	349,503
Units redeemed and transferred to other funding options	(4,457,436)	(36,329,313)	(194,651)	(1,688,224)	(103,842)	(439,825)
Units end of year	28,930,911	30,858,661	1,319,738	1,424,172	221,149	271,611
	BHFTI PIMCO Total Return Sub-Account		BHFTI Schroders Global Multi-Asset Sub-Account		BHFTI SSGA Emerging Markets Enhanced Index Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	6,422,062	6,719,811	28,178,777	30,051,102	21,007	12,728
Units issued and transferred from other funding options	1,414,536	7,696,348	1,007,756	30,776,274	51,661	29,334
Units redeemed and transferred to other funding options	(1,127,599)	(7,994,097)	(5,003,222)	(32,648,599)	(7,615)	(21,055)
Units end of year	6,708,999	6,422,062	24,183,311	28,178,777	65,053	21,007
	BHFTI T. Rowe Price Mid Cap Growth Sub-Account		BHFTI Victory Sycamore Mid Cap Value Sub-Account		BHFTI Western Asset Management Government Income Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	1,820,476	1,818,189	377,683	385,188	3,438,704	3,474,529
Units issued and transferred from other funding options	241,538	2,208,122	36,038	451,959	607,066	4,522,938
Units redeemed and transferred to other funding options	(252,640)	(2,205,835)	(87,746)	(459,464)	(990,590)	(4,558,763)
Units end of year	1,809,374	1,820,476	325,975	377,683	3,055,180	3,438,704

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2021 and 2020:

	BHFTII Baillie Gifford International Stock Sub-Account		BHFTII BlackRock Bond Income Sub-Account		BHFTII BlackRock Capital Appreciation Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	747,852	816,882	219,703	170,143	149,933	107,037
Units issued and transferred from other funding options	116,762	887,361	85,482	307,422	40,635	168,300
Units redeemed and transferred to other funding options	(152,092)	(956,391)	(31,960)	(257,862)	(16,285)	(125,404)
Units end of year	712,522	747,852	273,225	219,703	174,283	149,933
	BHFTII Brighthouse Asset Allocation 60 Sub-Account		BHFTII Brighthouse Asset Allocation 80 Sub-Account		BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	24,020,879	25,803,127	16,910,512	18,822,400	515,775	506,338
Units issued and transferred from other funding options	797,472	25,259,293	440,649	17,795,664	34,059	613,396
Units redeemed and transferred to other funding options	(2,739,898)	(27,041,541)	(1,886,800)	(19,707,552)	(99,373)	(603,959)
Units end of year	22,078,453	24,020,879	15,464,361	16,910,512	450,461	515,775
	BHFTII Jennison Growth Sub-Account		BHFTII Loomis Sayles Small Cap Core Sub-Account		BHFTII Loomis Sayles Small Cap Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	1,380,663	1,464,589	11,843	11,774	14,903	16,179
Units issued and transferred from other funding options	315,308	1,699,406	120	14,875	1,362	16,472
Units redeemed and transferred to other funding options	(285,979)	(1,783,332)	(2,195)	(14,806)	(2,468)	(17,748)
Units end of year	1,409,992	1,380,663	9,768	11,843	13,797	14,903
	BHFTII MetLife Russell 2000® Index Sub-Account		BHFTII MetLife Stock Index Sub-Account		BHFTII MFS® Total Return Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	324,150	339,156	2,078,635	1,905,561	82,987	88,865
Units issued and transferred from other funding options	84,068	430,597	362,702	2,624,883	3,149	87,184
Units redeemed and transferred to other funding options	(91,254)	(445,603)	(357,836)	(2,451,809)	(9,527)	(93,062)
Units end of year	316,964	324,150	2,083,501	2,078,635	76,609	82,987

(a) During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	BHFTII BlackRock Ultra-Short Term Bond Sub-Account		BHFTII Brighthouse Asset Allocation 20 Sub-Account		BHFTII Brighthouse Asset Allocation 40 Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	5,445,123	5,161,657	766,288	811,835	15,661,755	17,118,149
Units issued and transferred from other funding options	5,810,592	10,369,880	203,957	1,129,163	345,089	16,593,575
Units redeemed and transferred to other funding options	(5,116,103)	(10,086,414)	(108,835)	(1,174,710)	(1,958,683)	(18,049,969)
Units end of year	6,139,612	5,445,123	861,410	766,288	14,048,161	15,661,755
	BHFTII Brighthouse/Dimensional International Small Company Sub-Account		BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account		BHFTII Frontier Mid Cap Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	205,282	220,370	2,426,127	2,453,821	300,679	289,669
Units issued and transferred from other funding options	15,965	243,346	377,681	2,776,067	37,467	358,276
Units redeemed and transferred to other funding options	(33,096)	(258,434)	(400,116)	(2,803,761)	(52,090)	(347,266)
Units end of year	188,151	205,282	2,403,692	2,426,127	286,056	300,679
	BHFTII MetLife Aggregate Bond Index Sub-Account		BHFTII MetLife Mid Cap Stock Index Sub-Account		BHFTII MetLife MSCI EAFE® Index Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	1,777,483	1,145,343	244,010	242,817	565,388	514,486
Units issued and transferred from other funding options	632,656	2,671,467	60,753	314,038	57,142	672,212
Units redeemed and transferred to other funding options	(318,882)	(2,039,327)	(68,714)	(312,845)	(80,952)	(621,310)
Units end of year	2,091,257	1,777,483	236,049	244,010	541,578	565,388
	BHFTII MFS® Value Sub-Account		BHFTII Neuberger Berman Genesis Sub-Account		BHFTII T. Rowe Price Large Cap Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	711,871	684,570	323,232	362,615	1,133,729	1,072,500
Units issued and transferred from other funding options	75,096	857,504	28,313	364,427	143,781	1,499,257
Units redeemed and transferred to other funding options	(115,942)	(830,203)	(66,123)	(403,810)	(216,690)	(1,438,028)
Units end of year	671,025	711,871	285,422	323,232	1,060,820	1,133,729

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2021 and 2020:

	BHFTII T. Rowe Price Small Cap Growth Sub-Account		BHFTII VanEck Global Natural Resources Sub-Account		BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	8,025	8,927	383,974	431,638	1,798,940	1,839,569
Units issued and transferred from other funding options	362	9,158	35,624	545,956	665,230	1,995,757
Units redeemed and transferred to other funding options	(654)	(10,060)	(117,269)	(593,620)	(597,705)	(2,036,386)
Units end of year	7,733	8,025	302,329	383,974	1,866,465	1,798,940
	Fidelity® VIP Equity-Income Sub-Account		Fidelity® VIP Mid Cap Sub-Account		FTVIPT Franklin Income VIP Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	126	123	160,157	168,355	261,627	266,046
Units issued and transferred from other funding options	—	131	14,515	189,086	21,988	290,480
Units redeemed and transferred to other funding options	(9)	(128)	(44,591)	(197,284)	(42,466)	(294,899)
Units end of year	117	126	130,081	160,157	241,149	261,627
	FTVIPT Templeton Global Bond VIP Sub-Account		Invesco V.I. Equity and Income Sub-Account		Invesco V.I. International Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	457,384	465,524	532,338	604,019	207,344	233,436
Units issued and transferred from other funding options	125,023	521,486	68,321	616,884	25,414	225,048
Units redeemed and transferred to other funding options	(157,112)	(529,626)	(153,101)	(688,565)	(43,965)	(251,140)
Units end of year	425,295	457,384	447,558	532,338	188,793	207,344
	LMPVET ClearBridge Variable Large Cap Growth Sub-Account		LMPVET ClearBridge Variable Large Cap Value Sub-Account		LMPVET ClearBridge Variable Small Cap Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	5,460	6,040	6,994	10,912	1,180,360	1,064,009
Units issued and transferred from other funding options	224	5,410	153	7,228	503,045	1,574,402
Units redeemed and transferred to other funding options	(543)	(5,990)	(611)	(11,146)	(281,519)	(1,458,051)
Units end of year	5,141	5,460	6,536	6,994	1,401,886	1,180,360

(a) During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	BHFTII Western Asset Management U.S. Government Sub-Account		BlackRock Global Allocation V.I. Sub-Account		Fidelity® VIP Contrafund® Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	1,492,144	1,312,674	102,362	52,374	1,300,739	1,001,771
Units issued and transferred from other funding options	680,918	2,197,901	92,547	151,712	887,732	1,630,678
Units redeemed and transferred to other funding options	(501,397)	(2,018,431)	(15,313)	(101,724)	(369,407)	(1,331,710)
Units end of year	1,671,665	1,492,144	179,596	102,362	1,819,064	1,300,739
	FTVIPT Franklin Mutual Shares VIP Sub-Account		FTVIPT Franklin Small Cap Value VIP Sub-Account		FTVIPT Templeton Foreign VIP Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	76,910	80,076	165,400	171,679	487,698	452,328
Units issued and transferred from other funding options	5,168	88,334	13,635	195,309	39,794	562,433
Units redeemed and transferred to other funding options	(16,792)	(91,500)	(49,715)	(201,588)	(49,827)	(527,063)
Units end of year	65,286	76,910	129,320	165,400	477,665	487,698
	Invesco V.I. Main Street Small Cap® Sub-Account		LMPVET ClearBridge Variable Appreciation Sub-Account		LMPVET ClearBridge Variable Dividend Strategy Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	82,071	87,355	3,227,268	2,552,956	411,937	442,875
Units issued and transferred from other funding options	25,545	91,759	1,249,216	4,075,527	34,374	461,262
Units redeemed and transferred to other funding options	(36,130)	(97,043)	(565,440)	(3,401,215)	(90,147)	(492,200)
Units end of year	71,486	82,071	3,911,044	3,227,268	356,164	411,937
	LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	54,797	61,120	40,369	40,975	1,523	1,525
Units issued and transferred from other funding options	1,301	58,836	350	42,714	—	1,524
Units redeemed and transferred to other funding options	(10,661)	(65,159)	(1,857)	(43,320)	(371)	(1,526)
Units end of year	45,437	54,797	38,862	40,369	1,152	1,523

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2021 and 2020:

	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account		PIMCO VIT High Yield Sub-Account		PIMCO VIT Low Duration Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	1,612,960	1,076,821	2,835	2,812	2,796	2,824
Units issued and transferred from other funding options	954,901	2,144,568	285	2,884	167	2,797
Units redeemed and transferred to other funding options	(117,739)	(1,608,429)	(56)	(2,861)	(107)	(2,825)
Units end of year	2,450,122	1,612,960	3,064	2,835	2,856	2,796

	TAP 1919 Variable Socially Responsive Balanced Sub-Account
	2021	2020
Units beginning of year	3,254	3,255
Units issued and transferred from other funding options	—	3,254
Units redeemed and transferred to other funding options	(1)	(3,255)
Units end of year	3,253	3,254

(a) During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	Pioneer VCT Mid Cap Value VCT Sub-Account		Putnam VT Large Cap Value Sub-Account		Putnam VT Sustainable Leaders Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	32,642	33,435	1,836	1,760	15,844	15,640
Units issued and transferred from other funding options	4,404	37,274	—	397	408	335
Units redeemed and transferred to other funding options	(7,509)	(38,067)	(1,548)	(321)	(124)	(131)
Units end of year	29,537	32,642	288	1,836	16,128	15,844

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, portfolio, or series, for the respective stated periods in the five years ended December 31, 2021:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® Global	2021	992,510	2.10 - 108.18	28,858,261	0.33	0.75 - 1.90	14.23 - 15.55
Growth Sub-Account	2020	734,379	1.84 - 93.62	27,729,220	0.34	0.75 - 1.90	28.00 - 29.49
	2019	757,371	1.43 - 72.30	24,833,450	1.09	0.75 - 1.90	32.73 - 34.27
	2018	666,508	1.08 - 53.85	21,025,810	0.64	0.75 - 1.90	(10.77) - (9.73)
	2017	529,487	1.21 - 59.65	26,149,102	0.65	0.75 - 1.90	21.63 - 30.49
American Funds® Global	2021	89,285	1.75 - 81.70	4,181,623	—	0.75 - 1.65	4.79 - 5.94
Small Capitalization	2020	78,876	1.67 - 77.12	4,652,746	0.17	0.75 - 1.65	27.39 - 28.75
Sub-Account	2019	93,529	1.31 - 59.90	4,367,370	0.15	0.75 - 1.65	29.23 - 30.54
	2018	106,255	1.01 - 45.89	4,080,500	0.08	0.75 - 1.65	(12.19) - (11.22)
	2017	109,931	43.30 - 51.69	5,191,799	0.43	0.75 - 1.65	23.84 - 24.96
American Funds® Growth	2021	167,146	84.01 - 923.63	57,848,449	0.19	0.75 - 1.90	19.69 - 21.08
Sub-Account[4]	2020	203,565	69.70 - 764.36	58,175,312	0.31	0.75 - 1.90	49.21 - 50.94
	2019	264,864	46.38 - 507.41	49,108,591	0.73	0.75 - 1.90	28.31 - 29.80
	2018	310,552	35.90 - 352.76	44,466,876	0.41	0.75 - 1.90	(2.14) - (1.00)
	2017	384,489	36.42 - 358.11	54,936,688	0.49	0.75 - 1.90	25.89 - 27.34
American Funds®	2021	1,108,656	1.82 - 437.86	31,034,165	1.10	0.95 - 1.90	21.76 - 22.92
Growth-Income	2020	906,040	1.49 - 356.21	28,417,461	1.34	0.95 - 1.90	11.40 - 12.47
Sub-Account	2019	875,000	1.34 - 316.72	28,423,083	1.64	0.95 - 1.90	23.76 - 24.94
	2018	455,519	1.08 - 253.49	24,805,980	1.34	0.95 - 1.90	(3.65) - (2.72)
	2017	169,363	1.12 - 260.58	29,538,837	1.38	0.95 - 1.90	12.90 - 21.23
American Funds® The Bond	2021	2,385,576	1.12 - 23.16	8,989,242	1.39	0.95 - 1.65	(2.12) - (1.25)
Fund of America	2020	1,767,691	1.15 - 23.46	8,872,094	2.04	0.95 - 1.65	7.69 - 8.69
Sub-Account	2019	1,698,951	1.06 - 21.58	9,071,314	2.53	0.95 - 1.65	7.40 - 8.32
	2018	1,102,843	0.99 - 19.92	8,850,710	2.38	0.95 - 1.65	(2.42) - (1.66)
	2017	516,719	1.02 - 20.26	9,619,168	1.93	0.95 - 1.65	1.90 - 2.69
BHFTI AB Global Dynamic	2021	7,604,691	15.80 - 17.96	126,581,307	0.22	0.75 - 1.95	7.17 - 8.46
Allocation Sub-Account	2020	8,406,848	14.74 - 16.56	129,945,316	1.77	0.75 - 1.95	4.03 - 5.29
	2019	9,188,003	14.17 - 15.73	135,837,547	3.44	0.75 - 1.95	15.79 - 17.19
	2018	10,217,872	12.19 - 13.42	129,847,013	1.66	0.75 - 2.00	(8.82) - (7.67)
	2017	11,153,982	13.37 - 14.54	154,611,285	1.47	0.75 - 2.00	9.09 - 12.77
BHFTI AB International Bond	2021	154,592	10.28 - 10.35	1,598,987	0.02	1.30 - 1.55	(3.63) - (3.39)
Sub-Account	2020	94,140	10.66 - 10.71	1,007,910	2.19	1.30 - 1.55	2.78 - 3.03
(Commenced 4/29/2019)	2019	13,144	10.38 - 10.39	136,536	—	1.30 - 1.55	3.79 - 3.97
BHFTI Allspring Mid Cap	2021	528,782	35.60 - 39.94	19,946,993	0.64	1.30 - 1.95	26.46 - 27.28
Value Sub-Account	2020	621,225	28.15 - 31.38	18,466,288	0.89	1.30 - 1.95	0.73 - 1.38
	2019	690,833	27.95 - 30.95	20,317,543	0.66	1.30 - 1.95	32.92 - 33.78
	2018	798,082	21.03 - 23.13	17,592,214	0.97	1.30 - 1.95	(14.98) - (14.42)
	2017	916,185	24.73 - 27.03	23,680,571	1.07	1.30 - 1.95	8.66 - 9.36

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI American Funds®	2021	11,574,421	20.36 - 23.51	249,625,501	1.18	0.90 - 1.95	9.98 - 11.14
Balanced Allocation	2020	12,122,651	18.52 - 21.16	236,408,038	1.71	0.90 - 1.95	13.33 - 14.53
Sub-Account	2019	12,672,640	16.34 - 18.47	216,959,616	1.80	0.90 - 1.95	17.22 - 18.46
	2018	13,364,606	13.94 - 15.59	194,218,216	1.46	0.90 - 1.95	(6.17) - (5.17)
	2017	14,654,093	14.85 - 16.44	226,000,539	1.49	0.90 - 1.95	10.36 - 15.81
BHFTI American Funds®	2021	6,000,642	22.82 - 25.46	144,066,425	0.81	1.15 - 1.95	13.67 - 14.58
Growth Allocation	2020	6,030,618	20.08 - 22.22	126,663,430	1.57	1.15 - 1.95	14.66 - 15.59
Sub-Account	2019	6,279,397	17.51 - 19.23	114,487,890	1.67	1.15 - 1.95	7.84 - 22.22
	2018	6,617,229	14.44 - 15.73	99,054,005	1.22	1.15 - 1.95	(7.60) - (6.85)
	2017	6,972,911	15.63 - 16.89	112,574,239	1.24	1.15 - 1.95	19.01 - 19.96
BHFTI American Funds®	2021	5,365,191	2.61 - 45.63	101,719,282	—	0.95 - 1.95	19.27 - 20.47
Growth Sub-Account	2020	4,894,166	2.18 - 37.96	89,226,532	0.83	0.95 - 1.95	48.70 - 50.20
	2019	5,136,432	1.46 - 25.32	62,976,175	0.43	0.95 - 1.95	27.82 - 29.11
	2018	4,491,476	1.14 - 19.34	48,010,018	0.39	0.95 - 1.95	(2.43) - (1.44)
	2017	4,133,517	1.16 - 19.69	53,468,640	0.40	0.95 - 1.95	16.76 - 26.70
BHFTI American Funds®	2021	6,141,812	17.97 - 20.75	116,777,131	1.53	0.90 - 1.95	7.52 - 8.66
Moderate Allocation	2020	6,377,750	16.72 - 19.10	112,094,413	1.89	0.90 - 1.95	10.80 - 11.98
Sub-Account	2019	6,568,015	15.09 - 17.06	103,603,783	1.97	0.90 - 1.95	13.91 - 15.12
	2018	7,025,392	13.24 - 14.82	96,769,646	1.73	0.90 - 1.95	(5.29) - (4.29)
	2017	7,609,534	13.98 - 15.48	110,213,872	1.77	0.90 - 1.95	7.74 - 11.96
BHFTI BlackRock Global	2021	14,666,019	15.16 - 17.23	234,000,158	1.36	0.75 - 1.95	7.67 - 8.97
Tactical Strategies	2020	16,183,955	14.08 - 15.81	238,675,464	1.57	0.75 - 1.95	2.29 - 3.53
Sub-Account	2019	17,655,618	13.76 - 15.27	253,291,322	0.20	0.75 - 1.95	18.30 - 19.72
	2018	19,774,509	11.59 - 12.76	238,743,384	1.42	0.75 - 2.00	(9.03) - (7.88)
	2017	21,234,869	12.74 - 13.85	280,307,728	0.67	0.75 - 2.00	9.18 - 12.46
BHFTI BlackRock High Yield	2021	4,744,372	1.22 - 42.02	62,139,037	3.87	0.75 - 1.95	3.14 - 4.39
Sub-Account	2020	2,663,226	1.18 - 40.26	43,168,060	5.09	0.75 - 1.95	5.42 - 6.70
	2019	1,950,758	1.12 - 37.73	28,165,526	5.79	0.75 - 1.95	12.64 - 13.99
	2018	1,287,335	0.99 - 33.10	20,122,403	4.80	0.75 - 1.95	(4.76) - (3.60)
	2017	676,724	26.58 - 34.33	19,418,263	5.34	0.75 - 1.95	5.68 - 6.96
BHFTI Brighthouse Asset	2021	4,088,833	28.65 - 35.20	123,439,722	1.12	0.75 - 1.95	15.85 - 17.24
Allocation 100	2020	4,447,639	24.73 - 30.02	115,444,844	1.16	0.75 - 1.95	16.61 - 18.02
Sub-Account	2019	4,772,123	21.20 - 25.44	105,927,507	1.51	0.75 - 1.95	25.02 - 26.53
	2018	5,260,585	16.96 - 20.10	93,121,684	1.02	0.75 - 1.95	(11.81) - (10.74)
	2017	5,619,852	19.23 - 22.52	112,305,687	1.24	0.75 - 1.95	14.26 - 22.02
BHFTI Brighthouse Balanced	2021	23,834,679	18.58 - 21.13	468,035,055	2.32	0.75 - 1.95	5.47 - 6.74
Plus Sub-Account	2020	26,280,061	17.62 - 19.79	486,748,752	2.34	0.75 - 1.95	10.34 - 11.68
	2019	28,468,889	15.97 - 17.72	475,407,587	2.02	0.75 - 1.95	21.18 - 22.64
	2018	30,748,386	13.13 - 14.45	421,451,230	1.67	0.75 - 2.00	(9.21) - (8.06)
	2017	31,901,432	14.46 - 15.72	478,881,949	1.55	0.75 - 2.00	11.64 - 17.45
BHFTI Brighthouse Small Cap	2021	726,526	39.18 - 57.51	30,335,558	0.83	1.30 - 1.95	29.23 - 30.29
Value Sub-Account	2020	864,071	30.32 - 44.14	27,796,792	1.41	1.30 - 1.95	(2.50) - (1.71)
	2019	910,026	31.09 - 44.91	29,864,040	0.89	1.30 - 1.95	26.29 - 27.27
	2018	990,586	24.62 - 35.28	25,659,573	1.03	1.30 - 1.95	(16.88) - (16.16)
	2017	1,091,383	29.62 - 42.09	33,921,498	0.91	1.30 - 1.95	9.55 - 10.43

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Brighthouse/Aberdeen	2021	2,139,801	13.11 - 27.28	29,675,089	0.17	0.75 - 1.95	(6.90) - (5.77)
Emerging Markets Equity	2020	2,232,694	14.08 - 29.06	33,117,310	1.99	0.75 - 1.95	24.83 - 26.35
Sub-Account	2019	2,588,376	11.28 - 23.08	30,651,301	1.64	0.75 - 1.95	18.42 - 19.85
	2018	2,880,148	9.53 - 19.35	28,704,578	2.59	0.75 - 1.95	(15.85) - (14.83)
	2017	2,798,040	11.32 - 22.80	33,061,976	1.09	0.75 - 1.95	17.96 - 27.37
BHFTI Brighthouse/Eaton	2021	883,825	11.99 - 13.16	11,241,971	3.04	1.15 - 1.95	1.50 - 2.31
Vance Floating Rate	2020	752,487	11.81 - 12.87	9,359,795	4.73	1.15 - 1.95	0.09 - 0.89
Sub-Account	2019	726,357	11.80 - 12.57	8,963,538	4.54	1.30 - 1.95	1.11 - 5.65
	2018	646,814	11.24 - 11.90	7,538,932	3.60	1.30 - 1.95	(1.64) - (0.99)
	2017	522,734	11.43 - 12.02	6,134,762	3.69	1.30 - 1.95	1.68 - 2.34
BHFTI Brighthouse/Franklin	2021	1,646,433	9.55 - 10.86	16,378,251	1.87	0.75 - 1.95	(1.66) - (0.47)
Low Duration Total Return	2020	1,468,500	9.71 - 10.91	14,779,460	3.35	0.75 - 1.95	0.15 - 1.36
Sub-Account	2019	1,626,120	9.70 - 10.76	16,321,879	3.38	0.75 - 1.95	1.06 - 3.85
	2018	1,653,824	9.45 - 10.36	16,098,194	1.73	0.75 - 1.95	(1.51) - (0.32)
	2017	1,710,233	9.59 - 10.40	16,812,375	1.40	0.75 - 1.95	(0.62) - 0.58
BHFTI Brighthouse/Templeton	2021	263,952	10.10 - 11.69	2,798,658	—	0.75 - 1.90	(6.80) - (5.72)
International Bond	2020	240,718	10.84 - 12.40	2,725,886	6.34	0.75 - 1.90	(7.68) - (6.61)
Sub-Account	2019	217,145	11.74 - 13.28	2,653,379	8.18	0.75 - 1.90	(0.74) - 0.41
	2018	205,255	11.83 - 13.22	2,518,417	—	0.75 - 1.90	(0.91) - 0.24
	2017	233,461	11.94 - 13.19	2,879,481	—	0.75 - 1.90	(1.74) - (0.61)
BHFTI	2021	60,472	32.91 - 41.69	2,054,177	0.75	0.75 - 1.90	21.86 - 23.10
Brighthouse/Wellington Large	2020	66,113	27.01 - 33.87	1,845,036	0.99	0.75 - 1.90	19.80 - 21.12
Cap Research Sub-Account	2019	71,956	22.54 - 27.96	1,672,902	1.02	0.75 - 1.90	29.35 - 30.72
	2018	82,238	17.43 - 21.39	1,485,745	0.87	0.75 - 1.90	(8.07) - (7.10)
	2017	90,328	18.96 - 23.03	1,770,431	0.94	0.75 - 1.90	19.64 - 20.93
BHFTI CBRE Global Real	2021	773,224	24.81 - 50.07	20,437,475	2.86	0.75 - 1.95	31.83 - 33.42
Estate Sub-Account	2020	912,650	18.82 - 37.70	18,222,815	4.48	0.75 - 1.95	(6.86) - (5.73)
	2019	871,120	20.21 - 40.15	18,605,549	3.06	0.75 - 1.95	22.40 - 23.88
	2018	1,046,491	16.51 - 32.55	18,205,217	5.92	0.75 - 1.95	(10.42) - (9.33)
	2017	1,155,226	18.43 - 36.02	22,377,577	3.46	0.75 - 1.95	8.61 - 9.92
BHFTI Harris Oakmark	2021	1,624,824	29.50 - 35.99	52,648,951	0.64	1.10 - 1.95	6.35 - 7.25
International Sub-Account	2020	1,793,726	27.67 - 34.54	54,424,155	3.27	0.95 - 1.95	3.08 - 4.12
	2019	1,759,844	26.77 - 32.27	51,536,041	2.21	1.10 - 1.95	22.11 - 23.16
	2018	1,871,869	21.85 - 26.21	44,695,497	1.70	0.95 - 1.95	(25.45) - (24.81)
	2017	1,854,183	29.21 - 35.71	59,123,995	1.64	0.95 - 1.95	20.90 - 29.20
BHFTI Invesco Balanced-Risk	2021	24,747,537	1.44 - 15.46	38,583,524	2.96	0.75 - 1.95	7.57 - 8.87
Allocation Sub-Account	2020	26,870,316	1.34 - 14.28	38,662,468	5.37	0.75 - 1.95	8.00 - 9.31
	2019	28,935,666	1.24 - 13.14	38,350,427	—	0.75 - 1.95	13.05 - 14.42
	2018	34,047,720	1.10 - 11.55	39,391,891	1.17	0.75 - 2.00	(8.30) - (7.14)
	2017	36,504,508	1.20 - 12.50	45,663,022	3.76	0.75 - 2.00	5.81 - 9.18
BHFTI Invesco Comstock	2021	1,281,182	26.33 - 43.01	36,405,122	1.87	0.75 - 1.95	30.61 - 32.19
Sub-Account	2020	1,508,027	20.16 - 32.60	32,671,738	2.22	0.75 - 1.95	(2.43) - (1.25)
	2019	1,499,605	20.66 - 33.08	33,155,293	2.11	0.75 - 1.95	22.54 - 24.02
	2018	1,664,588	16.86 - 19.87	29,916,589	0.63	0.75 - 1.95	(13.86) - (12.81)
	2017	1,935,644	19.57 - 22.79	40,230,695	2.25	0.75 - 1.95	11.47 - 17.14

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Invesco Global Equity	2021	77,634	48.27 - 65.04	4,292,087	—	0.75 - 1.95	13.24 - 14.61
Sub-Account	2020	82,182	42.63 - 56.75	4,017,630	0.69	0.75 - 1.95	25.11 - 26.63
	2019	102,972	34.07 - 44.82	3,980,202	0.79	0.75 - 1.95	29.03 - 30.58
	2018	116,549	26.41 - 34.32	3,478,836	0.99	0.75 - 1.95	(14.83) - (13.80)
	2017	128,920	31.01 - 39.81	4,485,708	0.90	0.75 - 1.95	34.10 - 35.72
BHFTI Invesco Small Cap	2021	765,164	56.18 - 68.79	47,064,073	—	0.95 - 1.95	4.87 - 5.92
Growth Sub-Account	2020	734,094	53.57 - 64.94	42,548,622	—	0.95 - 1.95	53.73 - 55.28
	2019	771,088	34.85 - 41.82	28,722,701	—	0.95 - 1.95	22.01 - 23.23
	2018	782,123	28.56 - 32.51	23,720,987	—	1.20 - 1.95	(10.81) - (10.14)
	2017	829,704	32.03 - 36.17	28,043,703	—	1.20 - 1.95	16.85 - 23.84
BHFTI JPMorgan Core Bond	2021	2,920,833	11.25 - 12.43	34,982,963	2.31	1.15 - 1.95	(3.36) - (2.59)
Sub-Account	2020	2,661,284	11.55 - 12.78	32,791,435	3.20	1.15 - 1.95	5.80 - 6.66
	2019	2,477,440	10.83 - 12.00	28,682,200	4.44	1.15 - 1.95	6.13 - 6.98
	2018	2,542,779	10.48 - 11.23	27,623,106	2.69	1.30 - 1.95	(1.92) - (1.28)
	2017	2,769,142	10.68 - 11.38	30,544,266	2.48	1.30 - 1.95	1.32 - 1.98
BHFTI JPMorgan Global	2021	39,075,024	1.68 - 17.94	70,080,994	0.48	0.90 - 1.95	7.52 - 8.66
Active Allocation	2020	40,758,747	1.57 - 16.58	67,548,179	2.27	0.75 - 1.95	10.05 - 11.39
Sub-Account	2019	43,285,628	1.42 - 14.97	64,742,260	2.75	0.75 - 1.95	14.66 - 16.04
	2018	47,476,683	1.24 - 12.97	61,598,686	1.59	0.75 - 2.00	(9.04) - (7.88)
	2017	47,106,992	1.36 - 14.16	66,524,328	2.50	0.75 - 2.00	11.31 - 15.79
BHFTI JPMorgan Small Cap	2021	135,026	31.20 - 36.32	4,338,893	1.12	0.75 - 1.90	30.51 - 31.75
Value Sub-Account	2020	162,370	23.90 - 27.57	3,990,830	1.41	0.75 - 1.90	4.34 - 5.32
	2019	157,392	22.91 - 26.18	3,698,007	1.32	0.75 - 1.90	17.28 - 18.26
	2018	171,486	19.53 - 22.13	3,434,677	1.31	0.75 - 1.90	(15.39) - (14.55)
	2017	177,588	23.09 - 25.90	4,195,964	1.33	0.75 - 1.90	1.68 - 2.54
BHFTI Loomis Sayles Global	2021	752,458	29.55 - 33.50	23,557,056	0.83	1.15 - 1.95	12.05 - 12.95
Allocation Sub-Account	2020	724,959	26.37 - 29.23	20,068,595	0.68	1.25 - 1.95	12.57 - 13.36
	2019	759,526	23.43 - 25.78	18,565,513	1.49	1.25 - 1.95	25.06 - 25.94
	2018	840,133	18.73 - 20.47	16,345,790	1.83	1.25 - 1.95	(7.23) - (6.57)
	2017	947,855	20.19 - 21.91	19,824,747	1.38	1.25 - 1.95	20.60 - 21.45
BHFTI Loomis Sayles Growth	2021	1,911,338	24.24 - 410.49	62,332,152	0.07	0.75 - 1.95	15.99 - 17.54
Sub-Account	2020	1,620,817	20.77 - 351.34	41,866,619	0.64	0.75 - 1.95	29.67 - 32.17
	2019	2,307,131	15.92 - 269.23	44,736,528	0.81	0.75 - 1.95	21.18 - 22.65
	2018	2,525,710	13.06 - 220.81	40,211,767	0.59	0.75 - 1.95	(8.86) - (7.76)
	2017	2,850,050	14.25 - 240.67	49,652,700	0.73	0.75 - 1.95	16.13 - 17.53
BHFTI MetLife Multi-Index	2021	28,930,911	1.66 - 18.41	54,133,667	1.78	0.75 - 1.95	7.60 - 8.90
Targeted Risk Sub-Account	2020	30,858,661	1.54 - 16.91	53,394,741	2.19	0.75 - 1.95	4.49 - 5.76
	2019	32,319,545	1.47 - 15.99	52,615,574	2.06	0.75 - 1.95	19.36 - 20.80
	2018	32,838,193	1.23 - 13.24	44,448,246	1.78	0.75 - 2.00	(9.03) - (7.88)
	2017	31,354,071	1.35 - 14.37	50,297,902	1.49	0.75 - 2.00	9.85 - 14.68
BHFTI MFS® Research	2021	1,319,738	22.31 - 36.69	31,678,004	0.95	0.75 - 1.95	9.56 - 10.88
International Sub-Account	2020	1,424,172	20.36 - 33.22	31,070,983	2.23	0.75 - 1.95	10.83 - 12.17
	2019	1,554,900	18.37 - 29.75	30,470,897	1.33	0.75 - 1.95	25.84 - 27.36
	2018	1,665,206	14.60 - 23.44	25,834,571	1.94	0.75 - 1.95	(15.67) - (14.64)
	2017	1,800,246	17.31 - 27.58	33,006,174	1.74	0.75 - 1.95	20.53 - 27.20

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Morgan Stanley	2021	221,149	64.26 - 82.57	15,658,926	—	0.75 - 1.95	(12.50) - (11.45)
Discovery Sub-Account	2020	271,611	73.44 - 93.24	21,703,101	—	0.75 - 1.95	148.23 - 151.22
	2019	361,933	29.58 - 37.11	11,737,864	—	0.75 - 1.95	37.42 - 39.08
	2018	440,192	21.53 - 26.69	10,359,704	—	0.75 - 1.95	8.01 - 9.32
	2017	541,671	19.93 - 24.41	11,771,099	0.15	0.75 - 1.95	37.22 - 38.87
BHFTI PanAgora Global	2021	7,331,818	13.13 - 15.48	105,214,435	—	0.75 - 1.95	10.47 - 11.80
Diversified Risk II	2020	8,163,502	11.81 - 13.84	105,497,828	2.35	0.75 - 1.95	1.03 - 2.25
Sub-Account	2019	8,975,178	11.61 - 13.54	114,258,756	2.94	0.75 - 1.95	17.60 - 19.02
	2018	10,126,962	9.81 - 11.38	109,094,362	0.38	0.75 - 2.00	(8.21) - (7.05)
	2017	11,131,799	10.61 - 12.24	129,921,112	1.70	0.75 - 2.00	6.41 - 8.98
BHFTI PanAgora Global	2021	4,339,888	1.43 - 15.13	6,608,809	—	0.75 - 1.90	4.39 - 5.60
Diversified Risk Sub-Account	2020	4,058,719	1.37 - 14.40	5,912,597	3.18	0.75 - 1.90	9.74 - 11.01
	2019	3,676,013	1.25 - 13.05	4,799,922	3.33	0.75 - 1.90	19.70 - 21.08
	2018	3,544,530	1.04 - 10.83	3,847,826	—	0.75 - 2.00	(9.43) - (8.29)
	2017	3,731,501	1.15 - 11.88	4,420,925	—	0.75 - 2.00	8.95 - 11.76
BHFTI PIMCO Inflation	2021	3,589,130	15.78 - 19.74	60,507,516	0.73	0.75 - 1.95	3.38 - 4.63
Protected Bond Sub-Account	2020	3,419,774	15.26 - 18.87	55,434,901	2.68	0.75 - 1.95	9.38 - 10.71
	2019	3,570,836	13.95 - 17.04	52,681,910	3.40	0.75 - 1.95	3.20 - 7.46
	2018	3,976,454	13.14 - 15.86	55,026,070	1.58	0.75 - 1.95	(4.30) - (3.14)
	2017	4,410,093	13.73 - 16.37	63,569,314	1.55	0.75 - 1.95	1.48 - 2.70
BHFTI PIMCO Total Return	2021	6,708,999	17.93 - 23.01	130,688,648	1.81	0.75 - 1.95	(3.30) - (2.13)
Sub-Account	2020	6,422,062	18.54 - 23.51	128,631,465	3.65	0.75 - 1.95	6.41 - 7.70
	2019	6,719,811	17.42 - 21.83	125,479,864	2.89	0.75 - 1.95	6.37 - 7.65
	2018	7,156,264	16.38 - 20.28	124,952,104	1.35	0.75 - 1.95	(2.17) - (0.98)
	2017	7,730,960	16.74 - 20.48	137,443,738	1.75	0.75 - 1.95	2.49 - 3.72
BHFTI Schroders Global	2021	24,183,311	1.59 - 16.93	40,928,882	0.32	0.75 - 1.95	9.27 - 10.59
Multi-Asset Sub-Account	2020	28,178,777	1.45 - 15.40	43,330,188	1.77	0.75 - 1.95	0.13 - 1.34
	2019	30,051,102	1.45 - 15.28	45,838,902	1.46	0.75 - 1.95	19.15 - 20.58
	2018	34,002,282	1.21 - 12.74	43,309,580	1.66	0.75 - 2.00	(11.23) - (10.10)
	2017	19,146,295	1.37 - 14.25	27,150,774	0.79	0.75 - 2.00	10.22 - 13.44
BHFTI SSGA Emerging Markets	2021	65,053	11.43 - 11.56	748,995	1.19	1.15 - 1.55	(1.23) - (0.84)
Enhanced Index Sub-Account	2020	21,007	11.58 - 11.66	244,296	2.63	1.15 - 1.55	12.87 - 13.33
(Commenced 4/29/2019)	2019	12,728	10.26 - 10.28	130,752	—	1.30 - 1.55	2.60 - 2.78
BHFTI SSGA Growth and	2021	4,329,542	20.88 - 25.38	96,981,286	1.78	0.75 - 1.95	11.19 - 12.53
Income ETF Sub-Account	2020	4,610,993	18.78 - 22.55	92,267,877	2.67	0.75 - 1.95	7.70 - 9.00
	2019	4,769,378	17.43 - 20.69	88,116,882	2.32	0.75 - 1.95	17.30 - 18.72
	2018	5,040,707	14.86 - 17.43	79,002,382	2.31	0.75 - 1.95	(8.34) - (7.22)
	2017	5,514,446	16.21 - 18.78	93,890,583	2.45	0.75 - 1.95	10.22 - 15.00
BHFTI SSGA Growth ETF	2021	2,260,653	22.48 - 27.32	54,751,208	1.46	0.75 - 1.95	15.33 - 16.73
Sub-Account	2020	2,409,539	19.49 - 23.41	50,378,450	2.40	0.75 - 1.95	8.60 - 9.92
	2019	2,597,644	17.94 - 21.29	49,729,593	1.96	0.75 - 1.95	20.08 - 21.53
	2018	2,681,123	14.94 - 17.52	42,553,669	2.01	0.75 - 1.95	(10.52) - (9.43)
	2017	2,910,881	16.70 - 19.35	51,354,155	2.09	0.75 - 1.95	17.33 - 18.74

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI T. Rowe Price Large	2021	502,926	75.79 - 167.83	64,790,307	1.87	0.75 - 1.95	23.55 - 25.04
Cap Value Sub-Account	2020	552,845	61.25 - 134.22	56,950,224	2.43	0.75 - 1.95	0.88 - 2.10
	2019	558,436	60.61 - 131.46	56,504,655	2.07	0.75 - 1.95	24.07 - 25.57
	2018	601,200	48.79 - 104.69	48,727,954	1.78	0.75 - 1.95	(10.92) - (9.84)
	2017	632,236	54.68 - 116.12	57,030,290	2.02	0.75 - 1.95	9.64 - 16.08
BHFTI T. Rowe Price Mid Cap	2021	1,809,374	35.64 - 42.09	70,219,983	—	1.15 - 1.95	12.76 - 13.66
Growth Sub-Account	2020	1,820,476	31.61 - 37.03	62,126,898	0.03	1.15 - 1.95	21.52 - 22.50
	2019	1,818,189	26.01 - 30.23	50,530,533	0.03	1.15 - 1.95	28.54 - 29.57
	2018	1,928,897	20.24 - 22.66	41,420,635	—	1.30 - 1.95	(4.09) - (3.46)
	2017	2,061,165	21.10 - 23.47	45,885,941	—	1.30 - 1.95	22.34 - 23.14
BHFTI Victory Sycamore Mid	2021	325,975	57.37 - 76.87	20,768,085	1.11	0.75 - 1.95	29.25 - 30.81
Cap Value Sub-Account	2020	377,683	44.39 - 58.76	18,525,969	1.46	0.75 - 1.95	5.55 - 6.83
	2019	385,188	42.05 - 55.00	17,797,016	1.08	0.75 - 1.95	26.49 - 28.02
	2018	433,096	33.24 - 42.96	15,744,266	0.55	0.75 - 1.95	(11.89) - (10.82)
	2017	475,301	37.73 - 48.18	19,531,289	0.93	0.75 - 1.95	2.75 - 8.66
BHFTI Western Asset	2021	3,055,180	11.05 - 12.57	35,766,498	2.14	0.75 - 1.95	(3.87) - (2.71)
Management	2020	3,438,704	11.50 - 12.92	41,607,571	2.40	0.75 - 1.95	5.59 - 6.87
Government Income	2019	3,474,529	10.89 - 12.09	39,631,125	2.73	0.75 - 1.95	5.42 - 6.69
Sub-Account	2018	3,791,273	10.29 - 11.33	40,819,022	2.80	0.75 - 2.00	(2.05) - (0.82)
	2017	4,149,237	10.51 - 11.42	45,326,563	2.19	0.75 - 2.00	0.57 - 1.84
BHFTII Baillie Gifford	2021	712,522	15.30 - 25.49	14,988,798	0.74	1.30 - 1.95	(2.91) - (2.27)
International Stock	2020	747,852	15.76 - 26.11	16,093,061	1.82	1.30 - 1.95	23.82 - 24.63
Sub-Account	2019	816,882	12.73 - 20.97	14,010,380	1.08	1.30 - 1.95	10.44 - 30.70
	2018	937,037	9.80 - 16.06	12,270,605	0.91	1.30 - 1.95	(18.80) - (18.27)
	2017	961,397	12.07 - 19.67	15,410,982	1.00	1.30 - 1.95	32.29 - 33.15
BHFTII BlackRock Bond	2021	273,225	58.81 - 88.05	18,997,191	2.59	0.75 - 1.90	(2.47) - (1.43)
Income Sub-Account	2020	219,703	60.30 - 89.34	15,513,039	3.24	0.75 - 1.90	6.40 - 7.52
	2019	170,143	56.67 - 83.08	11,162,312	3.54	0.75 - 1.90	7.60 - 8.73
	2018	146,429	52.67 - 76.41	8,806,036	3.27	0.75 - 1.90	(2.40) - (1.36)
	2017	140,152	53.97 - 77.47	8,551,009	2.96	0.75 - 1.90	1.99 - 3.07
BHFTII BlackRock Capital	2021	174,283	5.79 - 169.22	16,610,613	—	0.75 - 1.90	18.92 - 20.30
Appreciation Sub-Account	2020	149,933	4.84 - 140.67	11,092,077	—	0.75 - 1.90	38.01 - 39.61
	2019	107,037	3.49 - 100.76	4,300,435	0.10	0.75 - 1.90	30.29 - 31.86
	2018	91,092	2.66 - 76.41	2,291,502	0.11	0.75 - 1.90	(4.42) - 1.66
	2017	83,572	2.64 - 75.17	1,609,383	0.10	0.75 - 1.90	31.35 - 32.93
BHFTII BlackRock	2021	6,139,612	0.96 - 22.83	46,921,730	0.08	0.75 - 1.95	(2.37) - (1.19)
Ultra-Short Term Bond	2020	5,445,123	0.98 - 23.19	49,729,047	1.65	0.75 - 1.95	(1.75) - (0.56)
Sub-Account	2019	5,161,657	1.00 - 23.42	47,748,304	1.53	0.75 - 1.95	(0.09) - 1.12
	2018	5,290,563	0.99 - 23.25	49,931,627	0.73	0.75 - 1.95	(0.42) - 0.79
	2017	5,219,529	0.99 - 23.16	48,408,153	0.08	0.75 - 1.95	(1.30) - (0.12)
BHFTII Brighthouse Asset	2021	861,410	1.20 - 19.83	13,105,640	3.03	0.75 - 1.95	1.68 - 2.91
Allocation 20 Sub-Account	2020	766,288	1.18 - 19.26	11,254,493	2.91	0.75 - 1.95	7.40 - 8.70
	2019	811,835	1.09 - 16.84	9,365,830	2.17	1.10 - 1.95	9.58 - 10.51
	2018	629,209	0.99 - 15.98	7,821,074	2.23	0.75 - 1.95	(4.50) - (3.34)
	2017	584,817	1.04 - 16.53	8,177,627	2.06	0.75 - 1.95	3.81 - 6.14

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Brighthouse Asset	2021	14,048,161	1.31 - 22.94	279,716,525	2.66	0.75 - 1.95	5.35 - 6.62
Allocation 40 Sub-Account	2020	15,661,755	1.24 - 21.52	294,980,895	2.67	0.75 - 1.95	8.89 - 10.21
	2019	17,118,149	1.13 - 19.53	294,316,953	2.16	0.75 - 1.95	13.36 - 14.73
	2018	19,202,713	1.00 - 17.02	290,842,062	2.01	0.75 - 1.95	(6.26) - (5.12)
	2017	22,319,210	1.06 - 17.94	361,066,984	1.98	0.75 - 1.95	6.21 - 9.82
BHFTII Brighthouse Asset	2021	22,078,453	1.44 - 27.62	514,442,119	2.11	0.75 - 1.95	8.76 - 10.08
Allocation 60 Sub-Account	2020	24,020,879	1.32 - 25.09	512,822,909	2.18	0.75 - 2.00	11.59 - 13.00
	2019	25,803,127	1.18 - 22.21	491,164,015	1.96	0.75 - 2.00	17.06 - 18.53
	2018	27,892,903	1.00 - 18.73	455,682,989	1.64	0.75 - 2.00	(7.99) - (6.83)
	2017	30,132,570	1.08 - 20.11	534,880,423	1.72	0.75 - 2.00	8.80 - 13.88
BHFTII Brighthouse Asset	2021	15,464,361	1.59 - 32.12	406,629,576	1.67	0.75 - 1.95	12.50 - 13.85
Allocation 80 Sub-Account	2020	16,910,512	1.41 - 28.21	394,297,503	1.80	0.75 - 1.95	14.34 - 15.72
	2019	18,822,400	1.22 - 24.38	382,529,406	1.74	0.75 - 1.95	21.34 - 22.80
	2018	21,038,503	1.01 - 19.85	350,798,313	1.31	0.75 - 1.95	(9.90) - (8.80)
	2017	23,551,756	1.11 - 21.77	436,267,194	1.55	0.75 - 1.95	12.02 - 18.27
BHFTII Brighthouse/Artisan	2021	450,461	31.29 - 81.45	15,132,904	0.76	1.15 - 1.95	24.14 - 25.14
Mid Cap Value Sub-Account	2020	515,775	25.20 - 65.09	13,888,228	0.73	1.15 - 1.95	3.93 - 4.77
	2019	506,338	24.25 - 27.33	13,046,116	0.50	1.30 - 1.95	21.06 - 21.84
	2018	539,932	20.03 - 22.43	11,443,229	0.38	1.30 - 1.95	(15.10) - (14.54)
	2017	589,889	23.60 - 26.25	14,660,058	0.49	1.30 - 1.95	10.37 - 11.09
BHFTII	2021	188,151	28.56 - 32.59	5,661,149	1.55	0.95 - 1.95	11.66 - 12.78
Brighthouse/Dimensional	2020	205,282	25.58 - 28.89	5,507,052	2.45	0.95 - 1.95	6.68 - 7.76
International Small Company	2019	220,370	23.98 - 26.81	5,518,448	1.05	0.95 - 1.95	20.66 - 21.87
Sub-Account	2018	231,385	19.87 - 22.45	4,778,583	2.50	0.75 - 1.95	(22.11) - (21.16)
	2017	224,490	25.51 - 28.48	5,931,195	2.05	0.75 - 1.95	27.94 - 29.47
BHFTII	2021	2,403,692	1.85 - 133.31	88,101,053	1.29	0.75 - 1.95	21.71 - 23.50
Brighthouse/Wellington Core	2020	2,426,127	1.51 - 107.95	78,950,561	1.48	0.75 - 1.95	8.82 - 10.44
Equity Opportunities	2019	2,453,821	1.38 - 97.75	78,887,115	1.48	0.75 - 1.95	28.12 - 29.96
Sub-Account	2018	2,755,106	1.07 - 75.21	70,656,698	1.63	0.75 - 1.95	(2.29) - (0.84)
	2017	3,158,888	1.10 - 75.85	84,619,956	1.44	0.75 - 1.95	9.94 - 18.18
BHFTII Frontier Mid Cap	2021	286,056	40.78 - 45.75	12,498,190	—	1.30 - 1.95	12.17 - 12.91
Growth Sub-Account	2020	300,679	36.35 - 40.52	11,638,346	—	1.30 - 1.95	28.84 - 29.68
	2019	289,669	28.22 - 31.24	8,613,331	—	1.30 - 1.95	30.27 - 31.12
	2018	313,432	21.66 - 23.83	7,109,711	—	1.30 - 1.95	(7.73) - (7.12)
	2017	348,922	23.47 - 25.66	8,547,762	—	1.30 - 1.95	22.53 - 23.33
BHFTII Jennison Growth	2021	1,409,992	28.07 - 80.62	90,717,151	—	0.75 - 1.95	14.65 - 16.04
Sub-Account	2020	1,380,663	24.34 - 69.72	76,620,517	0.01	0.75 - 1.95	53.35 - 55.20
	2019	1,464,589	15.78 - 45.08	52,230,907	0.20	0.75 - 1.95	29.94 - 31.51
	2018	1,620,381	12.07 - 34.40	43,831,631	0.12	0.75 - 1.95	(1.83) - (0.64)
	2017	1,842,317	12.22 - 34.74	50,368,732	0.08	0.75 - 1.95	34.35 - 35.97
BHFTII Loomis Sayles Small	2021	9,768	90.39 - 95.54	904,077	—	1.70 - 1.90	19.35 - 19.59
Cap Core Sub-Account	2020	11,843	75.73 - 79.89	917,124	—	1.70 - 1.90	9.68 - 9.90
	2019	11,774	69.05 - 72.69	833,345	—	1.70 - 1.90	22.87 - 23.12
	2018	11,832	56.20 - 59.04	681,029	—	1.70 - 1.90	(12.98) - (12.80)
	2017	12,979	64.58 - 67.71	857,359	0.07	1.70 - 1.90	12.80 - 13.03

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Loomis Sayles Small	2021	13,797	39.03 - 45.58	571,469	—	0.75 - 1.50	8.11 - 8.92
Cap Growth Sub-Account	2020	14,903	36.10 - 41.85	569,459	—	0.75 - 1.50	32.04 - 33.04
	2019	16,179	27.34 - 31.45	468,283	—	0.75 - 1.50	24.63 - 25.56
	2018	19,502	21.94 - 25.05	451,260	—	0.75 - 1.50	(1.22) - (0.47)
	2017	22,792	22.21 - 25.17	531,170	—	0.75 - 1.50	24.80 - 25.74
BHFTII MetLife Aggregate	2021	2,091,257	1.97 - 20.90	36,310,567	2.36	0.75 - 1.95	(4.15) - (2.99)
Bond Index Sub-Account	2020	1,777,483	2.04 - 21.54	31,538,770	2.55	0.75 - 1.95	4.82 - 6.09
	2019	1,145,343	1.93 - 20.31	19,134,533	2.93	0.75 - 1.95	6.25 - 7.53
	2018	1,062,730	1.80 - 18.88	16,435,910	2.82	0.75 - 2.00	(2.47) - (1.24)
	2017	1,145,468	1.82 - 19.12	17,636,210	2.70	0.75 - 2.00	0.90 - 2.17
BHFTII MetLife Mid Cap	2021	236,049	45.65 - 56.00	11,895,616	0.87	1.00 - 1.95	21.62 - 22.78
Stock Index Sub-Account	2020	244,010	37.54 - 45.61	9,989,114	1.22	1.00 - 1.95	10.88 - 11.94
	2019	242,817	33.86 - 40.75	8,858,249	1.11	1.00 - 1.95	23.12 - 24.29
	2018	247,006	27.50 - 32.79	7,240,467	0.99	1.00 - 1.95	(13.28) - (12.45)
	2017	254,725	31.71 - 37.45	8,569,038	1.17	1.00 - 1.95	13.38 - 14.46
BHFTII MetLife MSCI EAFE®	2021	541,578	2.14 - 19.97	10,196,923	1.52	1.00 - 1.95	8.22 - 9.25
Index Sub-Account	2020	565,388	1.96 - 18.33	9,602,086	2.96	1.00 - 1.95	5.44 - 6.44
	2019	514,486	1.84 - 17.28	8,199,643	2.43	1.00 - 1.95	19.23 - 20.37
	2018	499,779	1.53 - 14.40	6,606,006	2.76	1.00 - 1.95	(15.79) - (14.98)
	2017	481,469	1.80 - 16.98	7,402,574	2.44	1.00 - 1.95	22.15 - 23.31
BHFTII MetLife Russell 2000®	2021	316,964	5.30 - 51.16	15,078,874	0.78	1.00 - 1.95	11.99 - 13.06
Index Sub-Account	2020	324,150	4.68 - 45.31	13,538,340	1.14	1.00 - 1.95	16.95 - 18.07
	2019	339,156	3.97 - 37.24	11,955,820	0.88	1.00 - 1.95	22.78 - 23.96
	2018	324,847	3.20 - 30.13	9,215,132	0.82	1.00 - 1.95	(12.93) - (12.09)
	2017	356,943	3.64 - 34.38	11,503,433	0.99	1.00 - 1.95	12.10 - 13.16
BHFTII MetLife Stock Index	2021	2,083,501	16.78 - 160.01	95,740,312	1.35	1.00 - 1.95	25.57 - 26.77
Sub-Account	2020	2,078,635	13.24 - 124.24	75,354,201	1.71	1.00 - 1.95	15.54 - 16.65
	2019	1,905,561	11.35 - 106.79	59,292,658	1.97	1.00 - 1.95	28.28 - 29.50
	2018	1,931,296	8.76 - 82.65	46,327,633	1.61	1.00 - 2.90	(7.43) - (5.78)
	2017	2,080,854	9.30 - 87.94	53,390,978	1.58	1.00 - 2.90	17.95 - 20.03
BHFTII MFS® Total Return	2021	76,609	27.50 - 119.84	7,162,535	1.70	0.75 - 1.90	11.85 - 13.08
Sub-Account	2020	82,987	24.48 - 105.97	6,902,823	2.24	0.75 - 1.90	7.47 - 8.67
	2019	88,865	22.67 - 97.52	6,814,865	2.18	0.75 - 1.90	17.87 - 19.17
	2018	107,850	19.15 - 81.83	6,561,057	2.10	0.75 - 1.90	(7.55) - (6.52)
	2017	117,788	20.62 - 87.54	7,754,242	2.35	0.75 - 1.90	10.12 - 11.33
BHFTII MFS® Value	2021	671,025	38.81 - 51.43	29,380,024	1.37	0.75 - 1.95	22.88 - 24.36
Sub-Account	2020	711,871	31.59 - 41.36	25,233,003	1.82	0.75 - 1.95	1.65 - 2.88
	2019	684,570	31.07 - 40.20	23,660,739	1.75	0.75 - 1.95	27.34 - 28.88
	2018	729,098	24.40 - 31.19	19,648,433	1.30	0.75 - 1.95	(11.98) - (10.92)
	2017	825,295	27.72 - 35.02	25,125,499	1.85	0.75 - 1.95	15.32 - 16.71
BHFTII Neuberger Berman	2021	285,422	40.83 - 62.55	14,525,048	—	0.75 - 1.95	15.83 - 17.23
Genesis Sub-Account	2020	323,232	35.21 - 53.35	14,100,494	—	0.75 - 1.95	22.34 - 23.82
	2019	362,615	28.75 - 43.09	12,847,737	—	0.75 - 1.95	26.91 - 28.44
	2018	383,584	22.63 - 33.55	10,646,038	0.10	0.75 - 1.95	(8.79) - (7.68)
	2017	413,277	24.79 - 36.34	12,542,073	0.18	0.75 - 1.95	13.26 - 14.63

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII T. Rowe Price Large	2021	1,060,820	24.82 - 71.84	60,930,950	—	1.15 - 1.95	17.64 - 18.58
Cap Growth Sub-Account	2020	1,133,729	21.10 - 60.58	54,629,722	0.02	1.15 - 1.95	34.00 - 35.08
	2019	1,072,500	15.75 - 44.75	36,415,233	0.18	1.30 - 1.95	28.07 - 29.17
	2018	1,050,180	12.30 - 34.65	26,765,258	0.20	1.30 - 1.95	(3.07) - (2.32)
	2017	1,082,981	12.69 - 35.47	26,386,826	0.09	1.30 - 1.95	30.91 - 32.00
BHFTII T. Rowe Price Small	2021	7,733	59.41 - 67.28	475,763	—	1.40 - 1.90	9.26 - 9.81
Cap Growth Sub-Account	2020	8,025	54.38 - 61.27	451,123	—	1.40 - 1.90	21.70 - 22.32
	2019	8,927	44.68 - 50.09	412,112	—	1.40 - 1.90	30.34 - 30.99
	2018	11,317	34.28 - 38.24	400,874	—	1.40 - 1.90	(8.55) - (8.08)
	2017	12,927	37.48 - 41.60	502,259	0.07	1.40 - 1.90	20.24 - 20.84
BHFTII VanEck Global	2021	302,329	12.69 - 14.87	4,017,036	0.98	0.75 - 1.95	16.22 - 17.62
Natural Resources	2020	383,974	10.92 - 12.64	4,376,253	1.23	0.75 - 1.95	18.83 - 20.27
Sub-Account	2019	431,638	9.19 - 10.51	4,127,141	0.35	0.75 - 1.95	10.18 - 11.51
	2018	402,320	8.34 - 9.43	3,479,021	—	0.75 - 1.95	(30.24) - (29.39)
	2017	401,610	11.96 - 13.35	4,961,054	—	0.75 - 1.95	(2.65) - (1.48)
BHFTII Western Asset	2021	1,866,465	4.24 - 47.78	70,323,605	3.67	0.75 - 1.95	0.63 - 2.05
Management Strategic Bond	2020	1,798,940	4.17 - 46.82	67,109,029	5.78	0.75 - 1.95	4.55 - 6.11
Opportunities Sub-Account	2019	1,839,569	3.95 - 44.12	65,273,070	4.79	0.75 - 1.95	12.03 - 13.63
	2018	2,028,696	27.43 - 38.83	64,242,084	5.26	0.75 - 1.95	(5.89) - (4.52)
	2017	2,173,596	29.15 - 40.67	72,787,296	3.83	0.75 - 1.95	4.20 - 7.42
BHFTII Western Asset	2021	1,671,665	15.99 - 20.99	30,424,239	2.50	0.95 - 1.95	(3.66) - (2.70)
Management U.S. Government	2020	1,492,144	16.38 - 21.57	27,878,573	2.80	0.95 - 2.00	2.83 - 3.92
Sub-Account	2019	1,312,674	15.93 - 20.76	23,768,953	2.51	0.95 - 2.00	3.69 - 4.78
	2018	1,481,884	15.37 - 19.81	25,701,077	2.07	0.95 - 2.00	(1.31) - (0.26)
	2017	1,468,504	15.57 - 19.86	25,666,671	2.45	0.95 - 2.00	(0.33) - 0.72
BlackRock Global Allocation	2021	179,596	29.70 - 31.07	5,579,066	0.91	1.30 - 1.55	4.78 - 5.04
V.I. Sub-Account	2020	102,362	28.34 - 29.58	3,026,611	1.68	1.30 - 1.55	18.85 - 19.15
(Commenced 7/20/2015 and	2019	52,374	23.85 - 24.83	1,299,249	2.25	1.30 - 1.55	15.94 - 16.23
began transactions in 2018)	2018	9,262	20.57 - 21.36	197,767	1.26	1.30 - 1.55	(7.68) - (7.53)
Fidelity® VIP Contrafund®	2021	1,819,064	2.12 - 180.43	24,440,517	0.05	0.95 - 1.85	25.37 - 26.50
Sub-Account	2020	1,300,739	1.68 - 142.63	21,397,993	0.14	0.95 - 1.85	28.03 - 29.19
	2019	1,001,771	1.31 - 110.40	19,110,902	0.34	0.95 - 1.85	29.04 - 30.21
	2018	812,628	1.02 - 84.79	17,097,852	0.57	0.95 - 1.85	(8.21) - (7.38)
	2017	462,227	1.11 - 91.54	20,973,115	0.89	0.95 - 1.85	11.33 - 20.61
Fidelity® VIP	2021	117	139.52	16,364	1.62	1.50	22.75
Equity-Income Sub-Account	2020	126	113.66	14,351	1.69	1.50	4.85
	2019	123	27.39 - 108.40	13,301	2.07	1.40 - 1.50	25.21 - 25.34
	2018	1,307	21.85 - 86.57	36,464	1.93	1.40 - 1.50	(9.91) - (9.82)
	2017	2,297	24.23 - 96.09	64,477	1.50	1.40 - 1.50	10.98 - 11.09
Fidelity® VIP Mid Cap	2021	130,081	105.00 - 123.36	14,493,913	0.34	0.95 - 1.65	23.26 - 24.12
Sub-Account	2020	160,157	85.19 - 99.39	14,462,567	0.40	0.95 - 1.65	15.93 - 16.75
	2019	168,355	73.48 - 85.13	13,094,588	0.66	0.95 - 1.65	21.16 - 22.01
	2018	197,251	60.65 - 69.77	12,632,647	0.39	0.95 - 1.65	(16.18) - (15.58)
	2017	226,637	72.35 - 82.65	17,298,553	0.49	0.95 - 1.65	12.36 - 19.40

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
FTVIPT Franklin Income VIP	2021	241,149	73.51 - 98.87	19,608,039	4.62	0.95 - 1.85	14.62 - 15.65
Sub-Account	2020	261,627	64.14 - 85.49	18,542,366	5.79	0.95 - 1.85	(1.16) - (0.26)
	2019	266,046	64.89 - 85.72	19,093,371	5.39	0.95 - 1.85	13.93 - 14.96
	2018	294,051	56.95 - 74.56	18,485,748	4.79	0.95 - 1.85	(6.07) - (5.21)
	2017	323,062	60.63 - 78.66	21,557,554	4.15	0.95 - 1.85	4.28 - 8.64
FTVIPT Franklin Mutual	2021	65,286	38.57 - 46.00	2,686,509	2.83	0.95 - 1.65	17.22 - 18.04
Shares VIP Sub-Account	2020	76,910	32.91 - 37.58	2,689,215	2.78	1.10 - 1.65	(6.60) - (6.09)
	2019	80,076	35.23 - 40.02	2,993,280	1.78	1.10 - 1.65	20.57 - 21.23
	2018	93,265	29.22 - 33.01	2,885,952	2.30	0.95 - 1.65	(10.56) - (10.07)
	2017	113,949	32.68 - 37.89	3,922,157	2.22	0.95 - 1.65	1.65 - 7.33
FTVIPT Franklin Small Cap	2021	129,320	23.82 - 59.06	3,489,074	1.00	0.95 - 1.55	23.44 - 24.18
Value VIP Sub-Account	2020	165,400	19.29 - 47.73	3,423,174	1.48	0.95 - 1.55	3.57 - 4.19
	2019	171,679	18.61 - 45.97	3,350,116	1.05	0.95 - 1.55	24.40 - 25.15
	2018	196,488	14.95 - 36.86	3,044,422	0.89	0.95 - 1.55	(14.22) - (13.70)
	2017	232,182	17.42 - 42.86	4,131,028	0.51	0.95 - 1.55	8.51 - 9.61
FTVIPT Templeton Foreign	2021	477,665	14.78 - 38.23	11,647,608	1.81	1.30 - 1.90	2.20 - 2.98
VIP Sub-Account	2020	487,698	14.42 - 37.19	11,676,903	3.42	1.30 - 1.90	(3.02) - (2.30)
	2019	452,328	14.84 - 38.12	11,164,052	1.72	1.30 - 1.90	10.41 - 11.27
	2018	465,043	13.40 - 34.32	10,188,360	2.66	1.30 - 1.90	(17.04) - (16.45)
	2017	467,004	16.12 - 41.12	12,194,033	2.57	1.30 - 1.90	14.50 - 15.40
FTVIPT Templeton Global	2021	425,295	16.09 - 18.47	7,114,458	—	0.95 - 1.55	(6.45) - (5.89)
Bond VIP Sub-Account	2020	457,384	17.20 - 19.62	8,175,465	8.35	0.95 - 1.55	(6.74) - (6.18)
	2019	465,524	18.44 - 20.91	8,916,190	7.13	0.95 - 1.55	0.44 - 1.05
	2018	518,656	18.36 - 20.70	9,876,862	—	0.95 - 1.55	0.36 - 0.97
	2017	566,437	18.29 - 20.50	10,736,739	—	0.95 - 1.55	(2.44) - 0.96
Invesco V.I. Equity and	2021	447,558	33.43 - 38.10	15,671,333	1.59	0.95 - 1.65	16.41 - 17.23
Income Sub-Account	2020	532,338	28.72 - 32.50	15,978,006	2.20	0.95 - 1.65	7.85 - 8.61
	2019	604,019	26.63 - 29.92	16,792,600	2.29	0.95 - 1.65	18.05 - 18.87
	2018	667,340	22.56 - 25.17	15,704,635	1.99	0.95 - 1.65	(11.21) - (10.59)
	2017	705,753	25.40 - 28.15	18,649,182	1.44	0.95 - 1.65	5.61 - 9.74
Invesco V.I. International	2021	188,793	19.61 - 49.57	8,243,783	1.05	0.95 - 1.55	3.98 - 4.61
Growth Sub-Account	2020	207,344	18.78 - 47.39	8,708,971	2.15	0.95 - 1.55	11.99 - 12.66
	2019	233,436	16.71 - 42.06	8,769,800	1.25	0.95 - 1.55	26.27 - 27.03
	2018	280,671	13.18 - 33.11	8,360,170	1.78	0.95 - 1.55	(16.52) - (16.01)
	2017	306,466	15.72 - 39.43	10,924,135	1.24	0.95 - 1.55	15.47 - 21.57
Invesco V.I. Main Street	2021	71,486	52.89 - 59.80	3,929,067	0.18	0.95 - 1.55	20.38 - 21.11
Small Cap® Sub-Account	2020	82,071	43.93 - 49.38	3,742,898	0.37	0.95 - 1.55	17.79 - 18.50
	2019	87,355	37.30 - 41.67	3,377,338	—	0.95 - 1.55	24.19 - 24.94
	2018	100,955	30.03 - 32.49	3,142,174	0.06	0.95 - 1.55	(11.92) - (11.52)
	2017	124,024	34.10 - 37.64	4,378,792	0.63	0.95 - 1.55	7.39 - 12.84
LMPVET ClearBridge Variable	2021	3,911,044	1.87 - 128.49	28,433,313	0.56	0.95 - 1.90	21.33 - 22.49
Appreciation Sub-Account	2020	3,227,268	1.54 - 104.89	25,378,157	1.02	0.95 - 1.90	12.61 - 13.69
	2019	2,552,956	1.36 - 92.27	24,573,880	1.33	0.95 - 1.90	27.42 - 28.64
	2018	1,932,776	1.07 - 71.72	22,409,019	1.20	0.95 - 1.90	(3.60) - (2.68)
	2017	439,951	1.11 - 73.70	26,287,438	1.18	0.95 - 1.90	11.16 - 18.42

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVET ClearBridge Variable	2021	356,164	30.13 - 46.88	15,070,095	1.31	0.95 - 1.90	24.29 - 25.42
Dividend Strategy	2020	411,937	24.17 - 37.38	13,952,158	1.30	0.95 - 1.90	5.52 - 6.48
Sub-Account	2019	442,875	22.83 - 35.10	14,150,185	1.31	0.95 - 1.90	29.00 - 30.17
	2018	521,884	17.65 - 26.97	12,903,855	1.36	0.95 - 1.90	(6.75) - (5.90)
	2017	572,108	18.87 - 28.66	15,145,887	1.31	0.95 - 1.90	12.29 - 17.89
LMPVET ClearBridge Variable	2021	5,141	61.88 - 68.03	335,131	—	1.50 - 1.90	19.65 - 20.13
Large Cap Growth	2020	5,460	51.72 - 56.63	296,447	0.02	1.50 - 1.90	28.27 - 28.79
Sub-Account	2019	6,040	40.32 - 43.97	255,317	0.35	1.50 - 1.90	29.67 - 30.19
	2018	6,572	31.09 - 33.77	213,754	0.28	1.50 - 1.90	(1.88) - (1.48)
	2017	8,673	31.69 - 34.28	286,531	0.24	1.50 - 1.90	23.41 - 23.90
LMPVET ClearBridge Variable	2021	6,536	39.74 - 42.19	266,467	1.02	1.65 - 1.90	23.84 - 24.14
Large Cap Value Sub-Account	2020	6,994	32.09 - 35.17	230,188	1.18	1.50 - 1.90	3.26 - 3.68
	2019	10,912	31.08 - 33.92	352,143	1.59	1.50 - 1.90	26.46 - 26.96
	2018	14,915	24.58 - 26.72	378,407	1.53	1.50 - 1.90	(10.60) - (10.24)
	2017	15,712	27.49 - 29.77	445,241	1.35	1.50 - 1.90	12.68 - 13.13
LMPVET ClearBridge Variable	2021	1,401,886	2.24 - 81.20	7,585,002	—	0.95 - 1.90	10.49 - 11.55
Small Cap Growth	2020	1,180,360	2.02 - 72.80	7,174,195	—	0.95 - 1.90	40.56 - 41.90
Sub-Account	2019	1,064,009	1.44 - 51.30	5,569,386	—	0.95 - 1.90	24.49 - 25.67
	2018	630,981	1.15 - 40.82	4,475,137	—	0.95 - 1.90	1.48 - 2.45
	2017	174,563	1.14 - 39.84	4,979,166	—	0.95 - 1.90	14.70 - 23.09
LMPVET Franklin Multi-Asset	2021	45,437	32.09 - 38.21	1,532,607	3.11	0.95 - 1.65	9.64 - 10.41
Variable Conservative Growth	2020	54,797	29.27 - 33.38	1,679,630	2.07	1.10 - 1.65	9.14 - 9.75
Sub-Account	2019	61,120	26.82 - 30.42	1,715,186	1.99	1.10 - 1.65	15.44 - 16.08
	2018	78,225	23.23 - 26.20	1,917,375	2.39	1.10 - 1.65	(5.97) - (5.45)
	2017	89,801	24.70 - 27.71	2,336,136	2.35	1.10 - 1.65	11.70 - 12.31
LMPVET Franklin Multi-Asset	2021	38,862	33.25 - 35.83	1,342,903	4.13	1.35 - 1.65	18.72 - 19.08
Variable Growth	2020	40,369	28.00 - 30.09	1,173,882	1.63	1.35 - 1.65	9.41 - 9.74
Sub-Account	2019	40,975	25.60 - 28.05	1,087,531	1.52	1.25 - 1.65	20.57 - 21.05
	2018	45,503	21.23 - 23.17	1,003,940	2.33	1.25 - 1.65	(9.56) - (9.19)
	2017	58,448	23.47 - 25.52	1,420,325	1.73	1.25 - 1.65	17.39 - 17.86
LMPVET Franklin Multi-Asset	2021	1,152	31.44 - 32.64	36,572	3.96	1.50 - 1.65	14.76 - 14.93
Variable Moderate Growth	2020	1,523	27.40 - 28.40	42,386	1.75	1.50 - 1.65	9.25 - 9.41
Sub-Account	2019	1,525	25.08 - 25.96	38,824	1.74	1.50 - 1.65	18.46 - 18.64
	2018	1,527	21.17 - 21.88	32,802	2.17	1.50 - 1.65	(7.82) - (7.68)
	2017	2,476	22.97 - 23.70	57,780	2.19	1.50 - 1.65	14.82 - 14.99
LMPVIT Western Asset	2021	2,450,122	1.15 - 33.31	7,621,275	4.48	0.95 - 1.90	(0.58) - 0.37
Variable Global High Yield	2020	1,612,960	1.16 - 33.19	7,213,023	3.98	0.95 - 1.90	5.29 - 6.30
Bond Sub-Account	2019	1,076,821	1.10 - 31.22	7,144,096	5.18	0.95 - 1.90	12.23 - 13.30
	2018	755,929	0.98 - 27.55	7,196,680	4.97	0.95 - 1.90	(5.74) - (4.83)
	2017	343,313	1.04 - 28.95	8,480,321	5.22	0.95 - 1.90	3.77 - 7.63
PIMCO VIT High Yield	2021	3,064	26.62 - 27.92	82,769	4.45	1.30 - 1.50	2.09 - 2.29
Sub-Account	2020	2,835	26.08 - 27.29	74,875	4.83	1.30 - 1.50	4.17 - 4.38
	2019	2,812	25.04 - 26.15	71,192	4.97	1.30 - 1.50	13.02 - 13.24
	2018	4,444	22.15 - 23.09	99,197	5.09	1.30 - 1.50	(4.11) - (3.91)
	2017	5,354	23.10 - 24.03	124,773	4.87	1.30 - 1.50	5.03 - 5.23

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
PIMCO VIT Low Duration	2021	2,856	14.87 - 15.17	42,782	0.52	1.40 - 1.50	(2.40) - (2.30)
Sub-Account	2020	2,796	15.23 - 15.53	42,932	1.20	1.40 - 1.50	1.45 - 1.56
	2019	2,824	15.01 - 15.30	42,724	2.77	1.40 - 1.50	2.48 - 2.58
	2018	2,982	14.65 - 14.91	44,020	1.88	1.40 - 1.50	(1.16) - (1.06)
	2017	3,972	14.82 - 15.07	59,454	1.34	1.40 - 1.50	(0.16) - (0.06)
Pioneer VCT Mid Cap	2021	29,537	66.89 - 80.72	2,088,943	0.72	0.95 - 1.65	27.26 - 28.15
Value VCT Sub-Account	2020	32,642	52.56 - 62.99	1,807,815	0.95	0.95 - 1.65	0.20 - 0.91
	2019	33,435	52.46 - 62.43	1,849,005	1.09	0.95 - 1.65	25.99 - 26.87
	2018	39,747	41.64 - 49.20	1,745,896	0.46	0.95 - 1.65	(20.82) - (20.26)
	2017	44,335	52.59 - 61.70	2,454,357	0.62	0.95 - 1.65	4.86 - 11.80
Putnam VT Large Cap Value	2021	288	51.03 - 57.56	16,568	1.10	0.75 - 1.40	25.53 - 26.35
Sub-Account	2020	1,836	40.65 - 45.56	76,063	1.65	0.75 - 1.40	4.33 - 5.01
	2019	1,760	38.97 - 43.38	69,846	2.19	0.75 - 1.40	28.59 - 29.43
	2018	2,446	30.30 - 33.52	75,058	0.69	0.75 - 1.40	(9.77) - (9.18)
	2017	2,588	33.58 - 36.91	87,866	1.68	0.75 - 1.40	17.13 - 17.89
Putnam VT Sustainable	2021	16,128	29.55	476,628	0.33	1.40	22.12
Leaders Sub-Account	2020	15,844	24.20	383,422	0.62	1.40	27.27
	2019	15,640	19.02	297,395	0.67	1.40	34.82
	2018	15,235	14.10	214,887	0.01	1.40	(2.66)
	2017	17,982	14.49	260,560	0.85	1.40	27.76
TAP 1919 Variable Socially	2021	3,253	77.80 - 81.34	253,927	0.36	1.50 - 1.65	16.59 - 16.76
Responsive Balanced	2020	3,254	66.73 - 69.66	217,805	0.79	1.50 - 1.65	20.92 - 21.10
Sub-Account	2019	3,255	55.19 - 57.53	180,142	1.11	1.50 - 1.65	24.63 - 24.82
	2018	322	44.28 - 46.09	14,651	1.01	1.50 - 1.65	(2.57) - (2.42)
	2017	322	45.45 - 47.23	15,055	1.07	1.50 - 1.65	14.84 - 15.01

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying fund, portfolio, or series net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund, portfolio, or series in which the Sub-Account invests. The investment income ratio is calculated as a weighted average ratio since the Sub-Account may invest in two or more share classes, within the underlying fund, portfolio, or series of the trusts which may have unique investment income ratios.

2  These amounts represent annualized contract expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, portfolio, or series have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Sub-Account.

4  During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

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Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Index to Financial Statements, Notes and Schedules

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Brighthouse Life Insurance Company of NY

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Brighthouse Life Insurance Company of NY (the "Company") as of December 31, 2021 and 2020, the related statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes and the schedules listed in the Index to Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Liability for Future Policy Benefits — Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

As of December 31, 2021, the liability for future policy benefits totaled $846 million, and included benefits related to variable annuity contracts with guaranteed benefit riders. Management regularly reviews its assumptions supporting the estimates of these actuarial liabilities and differences between actual experience and the assumptions used in pricing the policies and guarantees may require a change to the assumptions recorded at inception as well as an adjustment to the related liabilities. Updating such assumptions can result in variability of profits or the recognition of losses.

Given the future policy benefit obligation for these contracts is sensitive to changes in the assumptions related to general account and separate account investment returns, and policyholder behavior including mortality, benefit election and utilization, and withdrawals, auditing management's selection of these assumptions involves an especially high degree of estimation.

2

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the updating of assumptions by management included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant assumptions used related to general account and separate account investment returns, and policyholder behavior including mortality, benefit election and utilization, and withdrawals.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the future policy benefit liability for a sample of policies, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis, including experience studies, to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the methods and significant assumptions used by management to identify potential bias.

•  We evaluated whether the significant assumptions used were consistent with evidence obtained in other areas of the audit.

Deferred Acquisition Cost (DAC) — Refer to Notes 1 and 4 to the financial statements

Critical Audit Matter Description

The Company incurs and defers certain costs in connection with acquiring new and renewal insurance business. These deferred costs, amounting to $224 million as of December 31, 2021, are amortized over the expected life of the policy contract in proportion to actual and expected future gross profits, premiums or margins. For deferred annuity contracts, expected future gross profits utilized in the amortization calculation are derived using assumptions such as separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. The assumptions used in the calculation of expected future gross profits are reviewed at least annually.

Given the significance of the estimates and uncertainty associated with the long-term assumptions utilized in the determination of expected future gross profits, auditing management's determination of the appropriateness of the assumptions used in the calculation of DAC amortization involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to management's determination of DAC amortization included the following, among others:

•  We tested the effectiveness of management's controls related to the determination of expected future gross profits, including those over management's review that the significant assumptions utilized related to separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals represented a reasonable estimate.

•  With assistance from our actuarial specialists, we evaluated the data included in the estimate provided by the Company's actuaries and the methodology utilized, and evaluated the process used by the Company to determine whether the significant assumptions used were reasonable estimates based on the Company's own experience and industry studies.

•  We inquired of the Company's actuarial specialists whether there were any changes in the methodology utilized during the year in the determination of expected future gross profits.

•  We inspected supporting documentation underlying the Company's experience studies and, utilizing our actuarial specialists, independently recalculated the amortization for a sample of policies, and compared our estimates to management's estimates.

•  We evaluated whether the significant assumptions used by the Company were consistent with evidence obtained in other areas of the audit and to identify potential bias.

•  We evaluated the sufficiency of the Company's disclosures related to DAC amortization.

3

Embedded Derivative Liabilities Related to Variable Annuity Guarantees — Refer to Notes 1, 7, and 8 to the financial statements.

Critical Audit Matter Description

The Company sells index-linked annuities and variable annuity products with guaranteed minimum benefits, some of which are embedded derivatives that are required to be bifurcated from the host contract, separately accounted for, and measured at fair value. As of December 31, 2021, the fair value of the embedded derivative liability associated with certain of the Company's annuity contracts was $762 million. Management utilizes various assumptions in order to measure the embedded liability including expectations concerning policyholder behavior, mortality and risk margins, as well as changes in the Company's own nonperformance risk. These assumptions are reviewed at least annually by management, and if they change significantly, the estimated fair value is adjusted by a cumulative charge or credit to net income.

Given the embedded derivative liability is sensitive to changes in these assumptions, auditing management's selection of these assumptions involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions selected by management for the embedded derivative liability included the following, among others:

•  We tested the effectiveness of management's controls over the embedded derivative liability, including those over the selection of the significant assumptions related to policyholder behavior, mortality, risk margins and the Company's nonperformance risk.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions, tested the completeness and accuracy of the underlying data and the mathematical accuracy of the Company's valuation model.

•  We evaluated the reasonableness of the Company's assumptions by comparing those selected by management to those independently derived by our actuarial specialists, drawing upon standard actuarial and industry practice.

•  We evaluated the methods and assumptions used by management to identify potential bias in the determination of the embedded liability.

•  We evaluated whether the assumptions used were consistent with evidence obtained in other areas of the audit.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 3, 2022

We have served as the Company's auditor since 2000.

4

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Balance Sheets
December 31, 2021 and 2020

(In millions, except share and per share data)

	2021	2020
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $4,464 and $3,460, respectively; allowance for credit losses of $0 and $0, respectively)	$4,697	$3,843
Equity securities, at estimated fair value	3	—
Mortgage loans (net of allowance for credit losses of $2 and $2, respectively)	811	643
Short-term investments, principally at estimated fair value	13	71
Other invested assets, principally at estimated fair value	342	266
Total investments	5,866	4,823
Cash and cash equivalents	535	275
Accrued investment income	56	29
Premiums, reinsurance and other receivables	1,122	1,223
Deferred policy acquisition costs	224	160
Other assets	26	27
Separate account assets	5,149	4,965
Total assets	$12,978	$11,502
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits	$846	$825
Policyholder account balances	4,360	3,151
Other policy-related balances	12	12
Payables for collateral under derivative transactions	331	137
Current income tax payable	35	2
Deferred income tax liability	107	178
Other liabilities	987	940
Separate account liabilities	5,149	4,965
Total liabilities	11,827	10,210
Contingencies, Commitments and Guarantees (Note 13)
Stockholder's Equity
Common stock, par value $10 per share; 200,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	491	491
Retained earnings (deficit)	523	541
Accumulated other comprehensive income (loss)	135	258
Total stockholder's equity	1,151	1,292
Total liabilities and stockholder's equity	$12,978	$11,502

See accompanying notes to the financial statements.

5

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Statements of Operations
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	2021	2020	2019
Revenues
Premiums	$13	$22	$23
Universal life and investment-type product policy fees	105	93	97
Net investment income	157	134	122
Other revenues	(96)	(83)	(85)
Net investment gains (losses)	(3)	13	4
Net derivative gains (losses)	(76)	129	42
Total revenues	100	308	203
Expenses
Policyholder benefits and claims	(11)	23	33
Interest credited to policyholder account balances	60	38	36
Amortization of deferred policy acquisition costs	(2)	38	22
Other expenses	77	77	81
Total expenses	124	176	172
Income (loss) before provision for income tax	(24)	132	31
Provision for income tax expense (benefit)	(6)	25	3
Net income (loss)	$(18)	$107	$28

See accompanying notes to the financial statements.

6

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Statements of Comprehensive Income (Loss)
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	2021	2020	2019
Net income (loss)	$(18)	$107	$28
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(161)	177	173
Unrealized gains (losses) on derivatives	6	(5)	—
Other comprehensive income (loss), before income tax	(155)	172	173
Income tax (expense) benefit related to items of other comprehensive income (loss)	32	(36)	(36)
Other comprehensive income (loss), net of income tax	(123)	136	137
Comprehensive income (loss)	$(141)	$243	$165

See accompanying notes to the financial statements.

7

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Statements of Stockholder's Equity
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Stockholder's Equity
Balance at December 31, 2018	$2	$416	$434	$(15)	$837
Capital contribution		75			75
Dividends paid to Brighthouse Life Insurance Company			(28)		(28)
Net income (loss)			28		28
Other comprehensive income (loss), net of income tax				137	137
Balance at December 31, 2019	2	491	434	122	1,049
Net income (loss)			107		107
Other comprehensive income (loss), net of income tax				136	136
Balance at December 31, 2020	2	491	541	258	1,292
Net income (loss)			(18)		(18)
Other comprehensive income (loss), net of income tax				(123)	(123)
Balance at December 31, 2021	$2	$491	$523	$135	$1,151

See accompanying notes to the financial statements.

8

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Statements of Cash Flows
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	2021	2020	2019
Cash flows from operating activities
Net income (loss)	$(18)	$107	$28
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(2)	1	3
(Gains) losses on investments, net	3	(13)	(4)
(Gains) losses on derivatives, net	37	(124)	(27)
Interest credited to policyholder account balances	60	38	36
Universal life and investment-type product policy fees	(105)	(93)	(97)
Change in accrued investment income	(27)	(3)	(4)
Change in premiums, reinsurance and other receivables	(23)	(35)	—
Change in deferred policy acquisition costs	(60)	(4)	(17)
Change in income tax	(5)	—	(2)
Change in other assets	98	90	92
Change in future policy benefits and other policy-related balances	6	68	21
Change in other liabilities	7	(37)	(11)
Net cash provided by (used in) operating activities	(29)	(5)	18
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	490	480	626
Mortgage loans	77	60	97
Purchases of:
Fixed maturity securities	(1,499)	(1,023)	(1,067)
Equity securities	(3)	—	—
Mortgage loans	(249)	(80)	(275)
Cash received in connection with freestanding derivatives	466	313	107
Cash paid in connection with freestanding derivatives	(119)	(231)	(41)
Net change in short-term investments	58	(20)	(52)
Net change in other invested assets	—	1	6
Net cash provided by (used in) investing activities	(779)	(500)	(599)
Cash flows from financing activities
Policyholder account balances:
Deposits	980	672	645
Withdrawals	(106)	(100)	(144)
Net change in payables for collateral under derivative transactions	194	52	61
Short-term debt issued	—	100	—
Short-term debt repaid	—	(100)	—
Dividends paid	—	—	(28)
Capital contribution	—	—	75
Financing element on certain derivative instruments and other derivative related transactions, net	—	8	—
Net cash provided by (used in) financing activities	1,068	632	609
Change in cash, cash equivalents and restricted cash	260	127	28
Cash, cash equivalents and restricted cash, beginning of year	275	148	120
Cash, cash equivalents and restricted cash, end of year	$535	$275	$148
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$—	$1	$—
Income tax	$(5)	$25	$5

See accompanying notes to the financial statements.
9

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting Policies

Business

"BHNY" and the "Company" refer to Brighthouse Life Insurance Company of NY, a New York domiciled life insurance company. Brighthouse Life Insurance Company of NY is a wholly-owned subsidiary of Brighthouse Life Insurance Company, which is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. ("BHF" and together with its subsidiaries, "Brighthouse Financial"). The Company is licensed to transact business in the state of New York.

The Company markets or administers a range of annuity and life insurance products to individuals. The Company is organized into two segments: Annuities and Life. In addition, the Company reports certain of its results of operations in Corporate & Other.

In 2016, MetLife, Inc. (together with its subsidiaries and affiliates, "MetLife") announced its plan to pursue the separation of a substantial portion of its former U.S. retail business, into a separate, publicly-traded company, Brighthouse Financial (the "Separation"), which was completed on August 4, 2017.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

Reclassifications

Certain amounts in the prior years' financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as may be discussed when applicable in the Notes to the Financial Statements.

Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a standalone entity.

Summary of Significant Accounting Policies

Insurance

Future Policy Benefit Liabilities and Policyholder Account Balances

The Company establishes liabilities for future amounts payable under insurance policies. Insurance liabilities are generally equal to the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Assumptions used to measure the liability are based on the Company's experience and include a margin for adverse deviation. The most significant assumptions used in the establishment of liabilities for future policy benefits are mortality, benefit election and utilization, withdrawals, policy lapse, and investment returns as appropriate to the respective product type.

For traditional long-duration insurance contracts (term life insurance and income annuities), assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency. To assess whether a premium deficiency exists, the Company groups insurance contracts based on the manner acquired, serviced and measured for profitability. In applying the profitability criteria, groupings are limited by segment.

The Company is also required to reflect the effect of investment gains and losses in its premium deficiency testing. When a premium deficiency exists related to unrealized gains and losses, any reductions in deferred acquisition costs or increases in insurance liabilities are recorded to other comprehensive income (loss) ("OCI").

10

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Policyholder account balances relate to customer deposits on deferred annuity contracts and are equal to the sum of deposits, plus interest credited, less charges and withdrawals. The Company may also hold additional liabilities for certain guaranteed benefits related to these contracts.

The Company issues directly, certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDB"), the portion of guaranteed minimum income benefits ("GMIB") that require annuitization, and the life contingent portion of guaranteed minimum withdrawal benefits ("GMWB").

Guarantees accounted for as embedded derivatives in policyholder account balances include the non-life contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMAB") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

Recognition of Insurance Revenues and Deposits

Premiums related to traditional life insurance and annuity contracts are recognized as revenues when due from policyholders. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, any excess profit is deferred and recognized into earnings in proportion to the amount of expected future benefit payments.

Deposits related to deferred annuities are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, risk charges, policy administration fees and surrender charges. These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder.

Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

Deferred Policy Acquisition Costs and Deferred Sales Inducements

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as deferred policy acquisition costs ("DAC"). These costs mainly consist of commissions and include the portion of employees' compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.

The Company amortizes DAC related to term life insurance over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policy benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC balance is deemed to be unrecoverable from future expected profits.

The Company amortizes DAC on deferred annuities over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon investment returns in excess of the amounts credited to policyholders, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. When significant negative gross profits are expected in future periods, the Company substitutes the amount of insurance in-force for expected future gross profits as the amortization basis for DAC.

11

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Assumptions for DAC are reviewed at least annually, and if they change significantly, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to net income. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits.

The Company updates expected future gross profits to reflect the actual gross profits for each period, including changes to its nonperformance risk related to embedded derivatives and the actual amount of business remaining in-force. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the actual gross profits are below the previously expected future gross profits.

DAC balances on deferred annuities are also adjusted to reflect the effect of investment gains and losses and certain embedded derivatives (including changes in nonperformance risk). These adjustments can create fluctuations in net income from period to period. Changes in DAC balances related to unrealized gains and losses are recorded to OCI.

DAC balances and amortization for variable annuities can be significantly impacted by changes in expected future gross profits related to projected separate account rates of return. The Company's practice of determining changes in separate account returns assumes that long-term appreciation in equity markets is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC is written off immediately as net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

The Company also has intangible assets representing deferred sales inducements ("DSI") which are included in other assets. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of DSI is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews DSI to determine whether the assets are impaired.

Reinsurance

The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and related party reinsurers. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.

For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

12

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio. Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld.

The Company cedes the risk associated with the variable annuities with guaranteed minimum benefits to Brighthouse Life Insurance Company. Certain features of the ceded guarantees are accounted for as an embedded derivative and measured at fair value.

Index-linked Annuities

The Company issues index-linked annuities. The crediting rate associated with index-linked annuities is accounted for at fair value as an embedded derivative. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the Company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. In subsequent periods, the embedded derivative is remeasured at fair value while the reduction in initial deposit is accreted back up to the initial deposit over the estimated life of the contract.

Investments

Net Investment Income and Net Investment Gains (Losses)

Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

Fixed Maturity Securities Available-For-Sale

The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.

Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS") (collectively, "Structured Securities") considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.

Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third- party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

The Company regularly evaluates fixed maturity securities for declines in fair value to determine if a credit loss exists. This evaluation is based on management's case by case evaluation of the underlying reasons for the decline in fair value including, but not limited to an analysis of the gross unrealized losses by severity and financial condition of the issuer.

For fixed maturity securities in an unrealized loss position, when the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery, the amortized cost basis of the security is written down to fair value through net investment gains (losses).

13

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. If the Company determines the decline in estimated fair value is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the allowance related to other-than-credit factors is recorded in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Mortgage Loans

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and net of an allowance for credit losses. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. The allowance for credit losses for mortgage loans represents the Company's best estimate of expected credit losses over the remaining life of the loans and is determined using relevant available information from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Other Invested Assets

Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in "— Derivatives" below.

Derivatives

Freestanding Derivatives

Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.

Hedge Accounting

The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

14

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).

Embedded Derivatives

The Company has certain insurance and reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. These host contracts include: variable annuities with guaranteed minimum benefits; index-linked annuities that are directly written; and ceded reinsurance of variable annuity with guaranteed minimum benefits. Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables on the balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances on the balance sheets. Changes in the estimated fair value of the embedded derivative are reported in net derivative gains (losses).

See "— Variable Annuity Guarantees," "— Index-Linked Annuities" and "— Reinsurance" for additional information on the accounting policies for embedded derivatives bifurcated from variable annuity and reinsurance host contracts.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In determining the estimated fair value of the Company's investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.

Separate Accounts

Separate accounts underlying the Company's variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company's general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset within the same line on the statements of operations.

15

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held within the general account.

The Company receives asset-based distribution and service fees from mutual funds available to the annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues on the statements of operations.

Income Tax

The Company's income tax provision was prepared following the modified separate return method. The modified separate return method applies the Accounting Standards Codification 740 — Income Taxes ("ASC 740") to the standalone financial statements of each member of the consolidated group as if the member were a separate taxpayer and a standalone enterprise, after providing benefits for losses. The Company's accounting for income taxes represents management's best estimate of various events and transactions. Current and deferred income taxes included herein and attributable to periods up until the Separation have been allocated to the Company in a manner that is systematic, rational and consistent with the asset and liability method prescribed by ASC 740.

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.

The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

Litigation Contingencies

The Company is a party to a number of legal actions and may be involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

16

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Other Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Employee Benefit Plans

Brighthouse Services, LLC ("Brighthouse Services"), an affiliate, sponsors qualified and non-qualified defined contribution plans, and New England Life Insurance Company, an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its statement of operations, the Company has included expenses associated with its participants in these plans.

Adoption of New Accounting Pronouncements

Changes to GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. There were no significant ASUs adopted as of December 31, 2021.

Future Adoption of New Accounting Pronouncements

In August 2018, the FASB issued new guidance on long-duration contracts (ASU 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts). This new guidance is effective for fiscal years beginning after January 1, 2023. The amendments to Topic 944 will result in significant changes to the measurement, presentation and disclosure requirements for long-duration insurance contracts. A summary of the most significant changes is provided below:

(1)  Guaranteed benefits associated with variable annuity and certain fixed annuity contracts will be classified and presented separately on the balance sheets as market risk benefits ("MRB"). MRBs will be measured at fair value through net income and reported separately on the statements of operations, except for instrument-specific credit risk changes, which will be recognized in OCI.

(2)  Cash flow assumptions used to measure the liability for future policy benefits on traditional long-duration contracts (including term life insurance and immediate annuities) will be updated on an annual basis using a retrospective method. The resulting remeasurement gain or loss will be reported separately on the statements of operations along with the remeasurement gain or loss on universal life-type contract liabilities.

(3)  The discount rate assumption used to measure the liability for traditional long-duration contracts will be based on an upper-medium grade fixed income yield, updated quarterly, with changes recognized in OCI.

(4)  DAC for all insurance products are required to be amortized on a constant-level basis over the expected term of the contracts, using amortization methods that are not a function of revenue or profit emergence. Changes in assumptions used to amortize DAC will be recognized as a revision to future amortization amounts.

(5)  There will be a significant increase in required disclosures, including disaggregated rollforwards of insurance contract assets and liabilities supplemented by qualitative and quantitative information regarding the cash flows, assumptions, methods and judgements used to measure those balances.

The amendments to Topic 944 will be applied to the earliest period presented in the financial statements, making the transition date January 1, 2021. The MRB guidance is required to be applied on a retrospective basis, while the guidance for insurance liability assumption updates and DAC amortization will be applied to existing carrying amounts on the transition date.

17

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The new guidance will have a significant impact to the Company's financial statements upon adoption, and will change the pattern and market sensitivity of the Company's earnings after the transition date. The most significant impact will be the requirement that all variable annuity guarantees are considered MRBs and measured at fair value, because a significant amount of variable annuity guarantees are classified as insurance liabilities under current guidance. The impacts to the financial statements at adoption are highly dependent on market conditions, especially interest rates. The Company is, therefore, unable to currently estimate the ultimate impact of the new guidance on the financial statements; however, at prevailing interest rate levels at the end of 2021, the Company expects the new guidance, upon adoption, would likely result in a material decrease in stockholder's equity.

2. Segment Information

The Company is organized into two segments: Annuities and Life. In addition, the Company reports certain of its results of operations in Corporate & Other.

Annuities

The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders' needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

The Life segment consists of insurance products and services, mainly term life insurance, designed to address policyholders' needs for financial security and protected wealth transfer, which may be on a tax-advantaged basis.

Corporate & Other

Corporate & Other contains the excess capital not allocated to the segments and expenses associated with certain legal proceedings and income tax audit issues.

Financial Measures and Segment Accounting Policies

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. Consistent with GAAP guidance for segment reporting, adjusted earnings is also used to measure segment performance. The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by contract holders by highlighting the results of operations and the underlying profitability drivers of the business.

Adjusted earnings, which may be positive or negative, focuses on the Company's primary businesses by excluding the impact of market volatility, which could distort trends.

The following are significant items excluded from total revenues in calculating adjusted earnings:

•  Net investment gains (losses);

•  Net derivative gains (losses) except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment; and

•  Certain variable annuity GMIB fees ("GMIB Fees").

The following are significant items excluded from total expenses in calculating adjusted earnings:

•  Amounts associated with benefits related to GMIBs ("GMIB Costs");

•  Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets; and

•  Amortization of DAC related to: (i) net investment gains (losses), (ii) net derivative gains (losses) and (iii) GMIB Fees and GMIB Costs.

The tax impact of the adjustments discussed above is calculated net of the statutory tax rate, which could differ from the Company's effective tax rate.

18

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

2. Segment Information (continued)

The segment accounting policies are the same as those used to prepare the Company's financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.

Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital. For the variable annuity business, the excess capital held is based on the target statutory total asset requirement consistent with the Company's variable annuity risk management strategy. For insurance businesses other than variable annuities, excess capital held is based on a percentage of required statutory risk-based capital ("RBC"). Assets in excess of those allocated to the segments, if any, are held in Corporate & Other. Segment net investment income reflects the performance of each segment's respective invested assets.

Operating results by segment, as well as Corporate & Other, were as follows:

	Year Ended December 31, 2021
	Annuities	Life	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$(22)	$16	$4	$(2)
Provision for income tax expense (benefit)	(6)	4	1	(1)
Adjusted earnings	$(16)	$12	$3	(1)
Adjustments for:
Net investment gains (losses)				(3)
Net derivative gains (losses)				(76)
Other adjustments to net income (loss)				57
Provision for income tax (expense) benefit				5
Net income (loss)				$(18)
Interest revenue	$121	$35	$1
	Year Ended December 31, 2020
	Annuities	Life	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$(11)	$33	$(6)	$16
Provision for income tax expense (benefit)	(4)	7	(2)	1
Adjusted earnings	$(7)	$26	$(4)	15
Adjustments for:
Net investment gains (losses)				13
Net derivative gains (losses)				129
Other adjustments to net income (loss)				(26)
Provision for income tax (expense) benefit				(24)
Net income (loss)				$107
Interest revenue	$97	$36	$1

19

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2019
	Annuities	Life	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$(32)	$(10)	$—	$(42)
Provision for income tax expense (benefit)	(8)	(2)	(2)	(12)
Adjusted earnings	$(24)	$(8)	$2	(30)
Adjustments for:
Net investment gains (losses)				4
Net derivative gains (losses)				42
Other adjustments to net income (loss)				27
Provision for income tax (expense) benefit				(15)
Net income (loss)				$28
Interest revenue	$83	$37	$2

Total revenues by segment, as well as Corporate & Other, were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Annuities	$125	$104	$90
Life	39	48	51
Corporate & Other	2	2	3
Adjustments	(66)	154	59
Total	$100	$308	$203

Total assets by segment, as well as Corporate & Other, were as follows at:

	December 31,
	2021	2020
	(In millions)
Annuities	$10,745	$9,467
Life	1,863	1,859
Corporate & Other	370	176
Total	$12,978	$11,502

Total premiums, universal life and investment-type product policy fees and other revenues by major product group were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Annuity products	$16	$20	$19
Life insurance products	6	12	16
Total	$22	$32	$35

All of the Company's premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2021, 2020 and 2019.

20

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

3. Insurance

Insurance Liabilities

Insurance liabilities are comprised of future policy benefits, policyholder account balances and other policy-related balances included on the balance sheets.

Assumptions for Future Policyholder Benefits and Policyholder Account Balances

For term life insurance, assumptions for mortality and persistency are based upon the Company's experience. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 5%. The liability for single premium immediate annuities is based on the present value of expected future payments using the Company's experience for mortality assumptions, with interest rate assumptions used in establishing such liabilities ranging from 1% to 8%.

Policyholder account balances liabilities for deferred annuities have interest credited rates ranging from 1% to 6%.

Guarantees

The Company issues variable annuity contracts with guaranteed minimum benefits. GMDBs, the life contingent portion of GMWBs and certain portions of GMIBs are accounted for as insurance liabilities in future policyholder benefits, while other guarantees are accounted for in whole or in part as embedded derivatives in policyholder account balances and are further discussed in Note 7. The most significant assumptions for variable annuity guarantees included in future policyholder benefits are projected general account and separate account investment returns, and policyholder behavior including mortality, benefit election and utilization, and withdrawals.

See Note 1 for more information on guarantees accounted for as insurance liabilities.

21

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

3. Insurance (continued)

Information regarding the liabilities for guarantees (excluding policyholder account balances and embedded derivatives) relating to variable annuity contracts was as follows:

	Variable Annuity Contracts
	GMDBs	GMIBs	Total
	(In millions)
Direct
Balance at January 1, 2019	$13	$198	$211
Incurred guaranteed benefits	1	4	5
Paid guaranteed benefits	—	—	—
Balance at December 31, 2019	14	202	216
Incurred guaranteed benefits	(1)	64	63
Paid guaranteed benefits	(1)	—	(1)
Balance at December 31, 2020	12	266	278
Incurred guaranteed benefits	6	(8)	(2)
Paid guaranteed benefits	—	—	—
Balance at December 31, 2021	$18	$258	$276
Ceded
Balance at January 1, 2019	$12	$72	$84
Incurred guaranteed benefits	—	2	2
Paid guaranteed benefits	—	—	—
Balance at December 31, 2019	12	74	86
Incurred guaranteed benefits	—	34	34
Paid guaranteed benefits	(1)	—	(1)
Balance at December 31, 2020	11	108	119
Incurred guaranteed benefits	5	(2)	3
Paid guaranteed benefits	—	—	—
Balance at December 31, 2021	$16	$106	$122
Net
Balance at January 1, 2019	$1	$126	$127
Incurred guaranteed benefits	1	2	3
Paid guaranteed benefits	—	—	—
Balance at December 31, 2019	2	128	130
Incurred guaranteed benefits	(1)	30	29
Paid guaranteed benefits	—	—	—
Balance at December 31, 2020	1	158	159
Incurred guaranteed benefits	1	(6)	(5)
Paid guaranteed benefits	—	—	—
Balance at December 31, 2021	$2	$152	$154

22

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

3. Insurance (continued)

Information regarding the Company's guarantee exposure was as follows at:

	December 31,
	2021				2020
	In the Event of Death		At Annuitization		In the Event of Death		At Annuitization
	(Dollars in millions)
Annuity Contracts (1), (2)
Variable Annuity Guarantees
Total account value (3)	$5,154		$3,799		$4,971		$3,816
Separate account value	$5,146		$3,796		$4,962		$3,816
Net amount at risk	$4	(4)	$319	(5)	$3	(4)	$429	(5)
Average attained age of contract holders	70 years		69 years		69 years		69 years

(1)  The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)  Includes direct business, but excludes offsets from hedging or reinsurance, if any. Therefore, the net amount at risk presented reflects the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company. See Note 5 for a discussion of guaranteed minimum benefits which have been reinsured.

(3)  Includes the contract holder's investments in the general account and separate account, if applicable.

(4)  Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(5)  Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contract holders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contract holders have achieved.

Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

	December 31,
	2021	2020
	(In millions)
Fund Groupings:
Balanced	$3,095	$3,069
Equity	1,471	1,350
Bond	583	546
Total	$5,149	$4,965

23

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

4. Deferred Policy Acquisition Costs and Deferred Sales Inducements

See Note 1 for a description of capitalized acquisition costs.

Information regarding DAC was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
DAC:
Balance at January 1,	$160	$175	$186
Capitalizations	58	42	39
Amortization related to net investment gains (losses) and net derivative gains (losses)	34	18	17
All other amortization	(32)	(56)	(39)
Total amortization	2	(38)	(22)
Unrealized investment gains (losses)	4	(19)	(28)
Balance at December 31,	$224	$160	$175

Information regarding DSI was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
DSI:
Balance at January 1,	$18	$25	$29
Amortization	—	(7)	(2)
Unrealized investment gains (losses)	—	—	(2)
Balance at December 31,	$18	$18	$25

5. Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.

Annuities

For annuities, the Company currently reinsures to its parent, Brighthouse Life Insurance Company, 100% of certain variable annuity risks or 100% of the living and death benefit guarantees issued in connection with variable annuities. Under the benefit guarantee reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

24

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

5. Reinsurance (continued)

Life

For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently retains up to $100,000 per life and reinsures 100% of amounts in excess of the amount the Company retains. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Catastrophe Coverage

The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

The Company reinsures its business through a diversified group of primarily highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process.

The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2021 and 2020, were not significant. The Company had $19 million and $20 million of unsecured reinsurance recoverable balances with third-party reinsurers at December 31, 2021 and 2020, respectively.

At December 31, 2021, the Company had $454 million of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $451 million, or 99%, were with the Company's five largest ceded reinsurers, including $16 million of net ceded reinsurance recoverables which were unsecured. At December 31, 2020, the Company had $443 million of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $439 million, or 99%, were with the Company's five largest ceded reinsurers, including $17 million of net ceded reinsurance recoverables which were unsecured.

25

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

5. Reinsurance (continued)

The amounts on the statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Premiums
Direct premiums	$75	$82	$86
Reinsurance ceded	(62)	(60)	(63)
Net premiums	$13	$22	$23
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$109	$97	$101
Reinsurance ceded	(4)	(4)	(4)
Net universal life and investment-type product policy fees	$105	$93	$97
Other revenues
Direct other revenues	$16	$13	$13
Reinsurance ceded	(112)	(96)	(98)
Net other revenues	$(96)	$(83)	$(85)
Policyholder benefits and claims
Direct policyholder benefits and claims	$71	$149	$92
Reinsurance ceded	(82)	(126)	(59)
Net policyholder benefits and claims	$(11)	$23	$33
Other expenses
Direct other expenses	$80	$80	$87
Reinsurance ceded	(3)	(3)	(6)
Net other expenses	$77	$77	$81

The amounts on the balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2021			2020
	Direct	Ceded	Total Balance Sheet	Direct	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables	$22	$1,100	$1,122	$24	$1,199	$1,223
Liabilities
Other liabilities	$197	$790	$987	$148	$792	$940

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $445 million and $435 million at December 31, 2021 and 2020, respectively. There were no deposit liabilities on reinsurance at both December 31, 2021 and 2020.

26

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

5. Reinsurance (continued)

Related Party Reinsurance Transactions

Information regarding the significant effects of ceded related party reinsurance included on the statements of operations was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Premiums	$(45)	$(43)	$(45)
Universal life and investment-type product policy fees	$(3)	$(4)	$(3)
Reinsurance ceded	$(112)	$(96)	$(98)
Policyholder benefits and claims	$(76)	$(120)	$(51)
Other expenses	$(8)	$(7)	$(7)

Information regarding the significant effects of ceded related party reinsurance included on the balance sheets was as follows at:

	December 31,
	2021	2020
	(In millions)
Assets
Premiums, reinsurance and other receivables	$637	$749
Liabilities
Other liabilities	$347	$362

The Company cedes risks to Brighthouse Life Insurance Company related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were $351 million and $477 million at December 31, 2021 and 2020, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($128) million, $138 million and $38 million for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts. The Company had no unsecured related party reinsurance recoverable balances at both December 31, 2021 and 2020.

Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on related party reinsurance were $3 million and $5 million at December 31, 2021 and 2020, respectively. There were no deposit liabilities on related party reinsurance at both December 31, 2021 and 2020.

27

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

6. Investments

See Note 8 for information about the fair value hierarchy for investments and the related valuation methodologies. In connection with the adoption of new guidance related to the credit losses, effective January 1, 2020, the Company updated its accounting policies on certain investments. Any accounting policy updates required by the new guidance are described in this footnote.

Fixed Maturity Securities Available-for-sale

Fixed Maturity Securities by Sector

Fixed maturity securities by sector were as follows at:

	December 31, 2021					December 31, 2020
	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair
	Cost	Losses	Gains	Losses	Value	Cost	Losses	Gains	Losses	Value
	(In millions)
U.S. corporate	$2,315	$—	$143	$15	$2,443	$1,697	$—	$201	$1	$1,897
Foreign corporate	669	—	31	7	693	503	—	58	2	559
CMBS	333	—	18	2	349	299	—	31	1	329
ABS	312	—	1	—	313	350	—	6	1	355
State and political subdivision	290	—	15	2	303	122	—	15	—	137
U.S. government and agency	252	—	40	—	292	254	—	58	—	312
RMBS	270	—	11	2	279	219	—	17	—	236
Foreign government	23	—	2	—	25	16	—	2	—	18
Total fixed maturity securities	$4,464	$—	$261	$28	$4,697	$3,460	$—	$388	$5	$3,843

The Company did not hold any non-income producing fixed maturity securities at December 31, 2021. The Company held non-income producing fixed maturity securities with an estimated fair value of $2 million at December 31, 2020.

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2021:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Securities	Total Fixed Maturity Securities
	(In millions)
Amortized cost	$61	$658	$1,535	$1,295	$915	$4,464
Estimated fair value	$62	$686	$1,579	$1,429	$941	$4,697

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

28

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

6. Investments (continued)

Continuous Gross Unrealized Losses for Fixed Maturity Securities by Sector

The estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, by sector and by length of time that the securities have been in a continuous unrealized loss position, were as follows at:

	December 31, 2021				December 31, 2020
	Less than 12 Months		12 Months or Greater		Less than 12 Months		12 Months or Greater
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$583	$13	$21	$2	$54	$1	$2	$—
Foreign corporate	193	5	11	2	4	—	10	2
CMBS	72	2	10	—	19	1	—	—
ABS	138	—	2	—	98	1	17	—
State and political subdivision	107	2	—	—	9	—	—	—
RMBS	114	2	—	—	4	—	—	—
Foreign government	6	—	2	—	2	—	—	—
Total fixed maturity securities	$1,213	$24	$46	$4	$190	$3	$29	$2
Total number of securities in an unrealized loss position	602		20		82		15

Allowance for Credit Losses for Fixed Maturity Securities

Evaluation and Measurement Methodologies

For fixed maturity securities in an unrealized loss position, management first assesses whether the Company intends to sell, or whether it is more likely than not it will be required to sell the security before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the security's amortized cost basis is written down to estimated fair value through net investment gains (losses). For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the allowance for credit loss evaluation process include, but are not limited to: (i) the extent to which estimated fair value is less than amortized cost; (ii) any changes to the rating of the security by a rating agency; (iii) adverse conditions specifically related to the security, industry or geographic area; and (iv) payment structure of the fixed maturity security and the likelihood of the issuer being able to make payments in the future or the issuer's failure to make scheduled interest and principal payments. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded, limited by the amount that the estimated fair value is less than the amortized cost basis, with a corresponding charge to net investment gains (losses). Any unrealized losses that have not been recorded through an allowance for credit losses are recognized in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of fixed maturity securities. An allowance for credit losses is not estimated on an accrued interest receivable, rather receivable balances 90-days past due are deemed uncollectible and are written off with a corresponding reduction to net investment income. The accrued interest receivable on fixed maturity securities totaled $30 million and $24 million at December 31, 2021 and 2020, respectively, and is included in accrued investment income.

29

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

6. Investments (continued)

Fixed maturity securities are also evaluated to determine if they qualify as purchased financial assets with credit deterioration ("PCD"). To determine if the credit deterioration experienced since origination is more than insignificant, both (i) the extent of the credit deterioration and (ii) any rating agency downgrades are evaluated. For securities categorized as PCD assets, the present value of cash flows expected to be collected from the security are compared to the par value of the security. If the present value of cash flows expected to be collected is less than the par value, credit losses are embedded in the purchase price of the PCD asset. In this situation, both an allowance for credit losses and amortized cost gross-up is recorded, limited by the amount that the estimated fair value is less than the grossed-up amortized cost basis. Any difference between the purchase price and the present value of cash flows is amortized or accreted into net investment income over the life of the PCD asset. Any subsequent PCD asset allowance for credit losses is evaluated in a manner similar to the process described above for fixed maturity securities.

Current Period Evaluation

Based on the Company's current evaluation of its fixed maturity securities in an unrealized loss position and the current intent or requirement to sell, the Company recorded an allowance for credit losses of less than $1 million on one fixed maturity security at December 31, 2021. Management concluded that for all other fixed maturity securities in an unrealized loss position, the unrealized loss was not due to issuer specific credit-related factors and as a result was recognized in OCI. Where unrealized losses have not been recognized into income, it is primarily because the securities' bond issuer(s) are of high credit quality, management does not intend to sell and it is likely that management will not be required to sell the securities prior to their anticipated recovery, and the decline in estimated fair value is largely due to changes in interest rates and non-issuer-specific credit spreads. These issuers continued to make timely principal and interest payments and the estimated fair value is expected to recover as the securities approach maturity.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at:

	December 31,
	2021		2020
	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$593	73.1%	$458	71.2%
Agricultural	220	27.1	187	29.1
Total mortgage loans	813	100.2	645	100.3
Allowance for credit losses	(2)	(0.2)	(2)	(0.3)
Total mortgage loans, net	$811	100.0%	$643	100.0%

Allowance for Credit Losses for Mortgage Loans

Evaluation and Measurement Methodologies

The allowance for credit losses is a valuation account that is deducted from the mortgage loan's amortized cost basis to present the net amount expected to be collected on the mortgage loan. The loan balance, or a portion of the loan balance, is written-off against the allowance when management believes this amount is uncollectible.

Accrued interest receivables are presented separate from the amortized cost basis of mortgage loans. An allowance for credit losses is generally not estimated on an accrued interest receivable, rather when a loan is placed in nonaccrual status the associated accrued interest receivable balance is written off with a corresponding reduction to net investment income. For mortgage loans that are granted payment deferrals due to the COVID-19 pandemic, interest continues to be accrued during the deferral period if the loan was less than 30 days past due at December 31, 2019 and performing at the onset of the pandemic. The Company did not have COVID-19 pandemic impacted loans as of December 31, 2021. Accrued interest on COVID-19 pandemic impacted loans was not significant at December 31, 2020. The accrued interest receivable on mortgage loans is included in accrued investment income and totaled $4 million at both December 31, 2021 and 2020.

30

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

6. Investments (continued)

The allowance for credit losses is estimated using relevant available information, from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast. Historical credit loss experience provides the basis for estimating expected credit losses. Adjustments to historical loss information are made for differences in current loan-specific risk characteristics and environmental conditions. A reasonable and supportable forecast period of two-years is used with an input reversion period of one-year.

Mortgage loans are evaluated in both portfolio segments to determine the allowance for credit losses. The loan-level loss rates are determined using individual loan terms and characteristics, risk pools/internal ratings, national economic forecasts, prepayment speeds, and estimated default and loss severity. The resulting loss rates are applied to the mortgage loan's amortized cost to generate an allowance for credit losses. In certain situations, the allowance for credit losses is measured as the difference between the loan's amortized cost and liquidation value of the collateral. These situations include collateral dependent loans, expected troubled debt restructurings ("TDR"), foreclosure probable loans, and loans with dissimilar risk characteristics.

Rollforward of the Allowance for Credit Losses for Mortgage Loans by Portfolio Segment

The changes in the allowance for credit losses by portfolio segment were as follows:

	Commercial	Agricultural	Total
	(In millions)
Balance at December 31, 2019	$2	$1	$3
Cumulative effect of change in accounting principle	(1)	—	(1)
Balance at January 1, 2020	1	1	2
Current period provision	—	—	—
Balance at December 31, 2020	1	1	2
Current period provision	—	—	—
Balance at December 31, 2021	$1	$1	$2

Credit Quality of Mortgage Loans by Portfolio Segment

The amortized cost of mortgage loans by year of origination and credit quality indicator was as follows at:

	2021	2020	2019	2018	2017	Prior	Total
	(In millions)
December 31, 2021
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$121	$31	$100	$16	$13	$158	$439
65% to 75%	50	—	52	13	7	16	138
76% to 80%	—	—	—	—	—	1	1
Greater than 80%	—	—	—	5	—	10	15
Total commercial mortgage loans	171	31	152	34	20	185	593
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	42	45	33	17	6	35	178
65% to 75%	34	—	7	1	—	—	42
Total agricultural mortgage loans	76	45	40	18	6	35	220
Total	$247	$76	$192	$52	$26	$220	$813

31

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

6. Investments (continued)

	2020	2019	2018	2017	2016	Prior	Total
	(In millions)
December 31, 2020
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$32	$102	$23	$13	$16	$187	$373
65% to 75%	—	50	6	7	—	3	66
76% to 80%	—	—	—	—	1	3	4
Greater than 80%	—	—	5	—	—	10	15
Total commercial mortgage loans	32	152	34	20	17	203	458
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	46	43	21	6	15	52	183
65% to 75%	—	3	1	—	—	—	4
Total agricultural mortgage loans	46	46	22	6	15	52	187
Total	$78	$198	$56	$26	$32	$255	$645

The loan-to-value ratio is a measure commonly used to assess the quality of commercial and agricultural mortgage loans. The loan-to-value ratio compares the amount of the loan to the estimated fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. Performing status is a measure commonly used to assess the quality of residential mortgage loans. A loan is considered performing when the borrower makes consistent and timely payments.

The amortized cost of commercial mortgage loans by debt-service coverage ratio was as follows at:

	December 31,
	2021		2020
	Amortized Cost	% of Total	Amortized Cost	% of Total
	(Dollars in millions)
Debt service coverage ratios:
Greater than 1.20x	$510	86.0%	$450	98.3%
1.00x - 1.20x	46	7.8	8	1.7
Less than 1.00x	37	6.2	—	—
Total	$593	100.0%	$458	100.0%

The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios less than 1.00 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A debt-service coverage ratio greater than 1.00 times indicates an excess of net operating income over the debt-service payments.

Past Due Mortgage Loans by Portfolio Segment

The Company has a high-quality, well performing mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2021 and 2020 . Delinquency is defined consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans — 60 days and agricultural mortgage loans — 90 days. To the extent a payment deferral is agreed to with a borrower, in response to the COVID-19 pandemic, the past due status of the impacted loans during the forbearance period is locked-in as of March 1, 2020, which reflects the date on which the COVID-19 pandemic began to affect the borrower's ability to make payments. At both December 31, 2021 and 2020 the Company did not have any COVID-19 pandemic modified loans in delinquent status.

At both December 31, 2021 and 2020 the Company did not have any mortgage loans past due.

32

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

6. Investments (continued)

Mortgage Loans in Nonaccrual Status by Portfolio Segment

Mortgage loans are placed in a nonaccrual status if there are concerns regarding collectability of future payments or the loan is past due, unless the past due loan is well collateralized. To the extent a payment deferral is agreed to with a borrower, in response to the COVID-19 pandemic, the impacted loans generally will not be reported as in a nonaccrual status during the period of deferral. A COVID-19 pandemic modified loan is only reported as a nonaccrual asset in the event a borrower declares bankruptcy, the borrower experiences significant credit deterioration such that the Company does not expect to collect all principal and interest due, or the loan was 90 days past due at the onset of the pandemic. At both December 31, 2021 and 2020, the Company did not have any COVID-19 pandemic modified loans in nonaccrual status.

The Company did not have any mortgage loans in a nonaccrual status at either December 31, 2021 or 2020.

Modified Mortgage Loans by Portfolio Segment

Under certain circumstances, modifications are granted to nonperforming mortgage loans. Each modification is evaluated to determine if a TDR has occurred. A modification is a TDR when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the amount of debt owed, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company did not have any mortgage loans modified in a TDR during both the years ended December 31, 2021 and 2020.

Short-term modifications made on a good faith basis to borrowers who were not more than 30 days past due at December 31, 2019 and in response to the COVID-19 pandemic are not considered TDRs.

Net Unrealized Investment Gains (Losses)

Unrealized investment gains (losses) on fixed maturity securities and the effect on DAC, DSI and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in accumulated other comprehensive income (loss) ("AOCI").

The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Fixed maturity securities	$233	$383	$170
Derivatives	7	1	6
Subtotal	240	384	176
Amounts allocated from:
Future policy benefits	(35)	(20)	(3)
DAC and DSI	(34)	(38)	(19)
Subtotal	(69)	(58)	(22)
Deferred income tax benefit (expense)	(36)	(68)	(32)
Net unrealized investment gains (losses)	$135	$258	$122

33

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

6. Investments (continued)

The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Balance at January 1,	$258	$122	$(15)
Unrealized investment gains (losses) during the year	(144)	208	206
Unrealized investment gains (losses) relating to:
Future policy benefits	(15)	(17)	(3)
DAC and DSI	4	(19)	(30)
Deferred income tax benefit (expense)	32	(36)	(36)
Balance at December 31,	$135	$258	$122
Change in net unrealized investment gains (losses)	$(123)	$136	$137

Concentrations of Credit Risk

There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2021 and 2020.

Invested Assets on Deposit and Pledged as Collateral

Invested assets on deposit and pledged as collateral at estimated fair value were as follows at:

	December 31,
	2021	2020
	(In millions)
Invested assets on deposit (regulatory deposits)	$2	$2
Invested assets pledged as collateral (1)	161	5
Total invested assets on deposit and pledged as collateral (2)	$163	$7

(1)  The Company has pledged invested assets in connection with derivative transactions (see Note 7).

(2)  The Company did not hold any restricted cash and cash equivalents at either December 31, 2021 or 2020.

Variable Interest Entities

The Company has invested in legal entities that are variable interest entities ("VIE"). VIEs are consolidated when the investor is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE.

There were no material VIEs for which the Company has concluded that it is the primary beneficiary at either December 31, 2021 or 2020.

The carrying amount and maximum exposure to loss related to the VIEs for which the Company has concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

	December 31,
	2021		2020
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
	(In millions)
Fixed maturity securities	$326	$308	$301	$274

34

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

6. Investments (continued)

The Company's investments in unconsolidated VIEs are described below.

Fixed Maturity Securities

The Company invests in U.S. corporate bonds, foreign corporate bonds, and Structured Securities, issued by VIEs. The Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or consolidator, of the VIE. The Company's maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See "— Fixed Maturity Securities Available-for-sale" for information on these securities.

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Investment income:
Fixed maturity securities	$135	$112	$101
Mortgage loans	26	26	21
Cash, cash equivalents and short-term investments	—	1	3
Other	2	1	1
Total investment income	163	140	126
Less: Investment expenses	6	6	4
Net investment income	$157	$134	$122

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Fixed maturity securities	$(2)	$13	$5
Mortgage loans	—	—	(1)
Other	(1)	—	—
Total net investment gains (losses)	$(3)	$13	$4

35

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

6. Investments (continued)

Sales or Disposals of Fixed Maturity Securities

Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Proceeds	$153	$321	$460
Gross investment gains	$1	$14	$8
Gross investment losses	(3)	(1)	(3)
Net investment gains (losses)	$(2)	$13	$5

7. Derivatives

Accounting for Derivatives

See Note 1 for a description of the Company's accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.

Derivative Strategies

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate and equity market.

Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates and/or financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The Company's OTC derivatives are settled bilateral contracts between two counterparties ("OTC-bilateral").

Interest Rate Derivatives

Interest rate caps: The Company uses interest rate caps to protect against interest rate exposure arising from mismatches between assets and liabilities. Interest rate caps are used in non-qualifying hedging relationships.

Foreign Currency Exchange Rate Derivatives

Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.

Equity Market Derivatives

Equity index options: The Company uses equity index options to hedge index-linked annuity products against adverse changes in equity markets. Equity index options are used in non-qualifying hedging relationships.

Equity total return swaps: The Company uses equity total return swaps to hedge index-linked annuity products against adverse changes in equity markets. Equity total return swaps are used in non-qualifying hedging relationships.

36

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

7. Derivatives (continued)

Primary Risks Managed by Derivatives

The primary underlying risk exposure, gross notional amount and estimated fair value of derivatives held were as follows at:

		December 31,
		2021			2020
		Gross Notional	Estimated Fair Value		Gross Notional	Estimated Fair Value
	Primary Underlying Risk Exposure	Amount	Assets	Liabilities	Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Foreign currency swaps	Foreign currency exchange rate	$125	$7	$1	$115	$4	$3
Total qualifying hedges		125	7	1	115	4	3
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate caps	Interest rate	800	2	—	800	1	—
Foreign currency swaps	Foreign currency exchange rate	16	4	—	16	4	—
Equity index options	Equity market	2,576	268	137	5,908	250	94
Equity total return swaps	Equity market	2,089	61	3	249	7	—
Total non-designated or non-qualifying derivatives		5,481	335	140	6,973	262	94
Embedded derivatives:
Ceded guaranteed minimum income benefits	Other	N/A	351	—	N/A	477	—
Direct guaranteed minimum benefits	Other	N/A	—	(30)	N/A	—	14
Direct index-linked annuities	Other	N/A	—	792	N/A	—	393
Total embedded derivatives	Other	N/A	351	762	N/A	477	407
Total		$5,606	$693	$903	$7,088	$743	$504

The amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses) pertaining to hedged items presented in net derivative gains (losses) were as follows:

	Year Ended December 31, 2021
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Foreign currency exchange rate derivatives	$—	$—	$1	$6
Total cash flow hedges	—	—	1	6
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives	1	—	—	—
Equity market derivatives	368	—	—	—
Embedded derivatives	(445)	—	—	—
Total non-qualifying hedges	(76)	—	—	—
Total	$(76)	$—	$1	$6

37

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

7. Derivatives (continued)

	Year Ended December 31, 2020
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Foreign currency exchange rate derivatives	$—	$—	$1	$(5)
Total cash flow hedges	—	—	1	(5)
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives	(1)	—		—
Foreign currency exchange rate derivatives	1	—	—	—
Equity market derivatives	195	—	—	—
Embedded derivatives	(66)	—	—	—
Total non-qualifying hedges	129	—	—	—
Total	$129	$—	$1	$(5)
	Year Ended December 31, 2019
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Foreign currency exchange rate derivatives	$—	$—	$1	$—
Total cash flow hedges	—	—	1	—
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives	(8)	—	—	—
Foreign currency exchange rate derivatives	1	—	—	—
Equity market derivatives	113	—	—	—
Embedded derivatives	(64)	—	—	—
Total non-qualifying hedges	42	—	—	—
Total	$42	$—	$1	$—

At December 31, 2021 and 2020, the balance in AOCI associated with cash flow hedges was $7 million and $1 million, respectively.

Counterparty Credit Risk

The Company may be exposed to credit-related losses in the event of counterparty nonperformance on derivative instruments. Generally, the credit exposure is the fair value at the reporting date less any collateral received from the counterparty.

The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

See Note 8 for a description of the impact of credit risk on the valuation of derivatives.

38

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

7. Derivatives (continued)

The estimated fair values of net derivative assets and net derivative liabilities after the application of master netting agreements and s were as follows at:

		Gross Amounts Not Offset on the Balance Sheets
	Gross Amount Recognized	Financial Instruments (1)	Collateral Received/Pledged (2)	Net Amount	Securities Collateral Received/Pledged (3)	Net Amount After Securities Collateral
	(In millions)
December 31, 2021
Derivative assets	$342	$(33)	$(305)	$4	$(3)	$1
Derivative liabilities	$141	$(33)	$—	$108	$(108)	$—
December 31, 2020
Derivative assets	$266	$(91)	$(136)	$39	$(34)	$5
Derivative liabilities	$97	$(91)	$—	$6	$(6)	$—

(1)  Represents amounts subject to an enforceable master netting agreement or similar agreement.

(2)  The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.

(3)  Securities collateral received from counterparties is not reported on the balance sheets and may not be sold or re-pledged unless the counterparty is in default. Amounts do not include excess of collateral pledged or received.

The Company's collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.

The aggregate estimated fair values of derivatives in a net liability position containing such credit contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments were as follows at:

	December 31,
	2021	2020
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$108	$6
Estimated Fair Value of Collateral Provided (2):
Fixed maturity securities	$162	$6

(1)  After taking into consideration the existence of netting agreements.

(2)  Substantially all of the Company's collateral arrangements provide for daily posting of collateral for the full value of the derivative contract. As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately.

39

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Recurring Fair Value Measurements

The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented in the tables below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

40

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value (continued)

	December 31, 2021
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$2,422	$21	$2,443
Foreign corporate	—	679	14	693
CMBS	—	349	—	349
ABS	—	303	10	313
State and political subdivision	—	303	—	303
U.S. government and agency	148	144	—	292
RMBS	—	279	—	279
Foreign government	—	23	2	25
Total fixed maturity securities	148	4,502	47	4,697
Equity securities	—	—	3	3
Short-term investments	13	—	—	13
Derivative assets: (1)
Interest rate	—	2	—	2
Foreign currency exchange rate	—	11	—	11
Equity market	—	329	—	329
Total derivative assets	—	342	—	342
Embedded derivatives within asset host contracts (2)	—	—	351	351
Separate account assets	—	5,149	—	5,149
Total assets	$161	$9,993	$401	$10,555
Liabilities
Derivative liabilities: (1)
Foreign currency exchange rate	$—	$1	$—	$1
Equity market	—	140	—	140
Total derivative liabilities	—	141	—	141
Embedded derivatives within liability host contracts (2)	—	—	762	762
Total liabilities	$—	$141	$762	$903

41

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value (continued)

	December 31, 2020
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$1,873	$24	$1,897
Foreign corporate	—	557	2	559
CMBS	—	329	—	329
ABS	—	349	6	355
State and political subdivision	—	137	—	137
U.S. government and agency	158	154	—	312
RMBS	—	236	—	236
Foreign government	—	18	—	18
Total fixed maturity securities	158	3,653	32	3,843
Short-term investments	63	8	—	71
Derivative assets: (1)
Interest rate	—	1	—	1
Foreign currency exchange rate	—	8	—	8
Equity market	—	257	—	257
Total derivative assets	—	266	—	266
Embedded derivatives within asset host contracts (2)	—	—	477	477
Separate account assets	—	4,965	—	4,965
Total assets	$221	$8,892	$509	$9,622
Liabilities
Derivative liabilities: (1)
Foreign currency exchange rate	$—	$3	$—	$3
Equity market	—	94	—	94
Total derivative liabilities	—	97	—	97
Embedded derivatives within liability host contracts (2)	—	—	407	407
Total liabilities	$—	$97	$407	$504

(1)  Derivative assets are presented within other invested assets on the balance sheets and derivative liabilities are presented within other liabilities on the balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the balance sheets.

(2)  Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables on the balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances on the balance sheets.

Valuation Controls and Procedures

The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of Brighthouse Financial's Board of Directors regarding compliance with fair value accounting standards.
42

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value (continued)

The fair value of financial assets and financial liabilities is based on quoted market prices, where available. Prices received are assessed to determine if they represent a reasonable estimate of fair value. Several controls are performed, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also referred to herein as "consensus pricing," are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.

A formal process is also applied to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, the last available price will be used.

Additional controls are performed, such as, balance sheet analytics to assess reasonableness of period to period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The Company did not have significant price adjustments during the year ended December 31, 2021.

Determination of Fair Value

Fixed Maturity Securities

The fair values for actively traded marketable bonds, primarily U.S. government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For fixed maturity securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.

U.S. corporate and foreign corporate securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

U.S. government and agency, state and political subdivision and foreign government securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.

Structured Securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to; collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.

Equity Securities and Short-term Investments

The fair value for actively traded equity securities and short-term investments are determined using quoted market prices and are classified as Level 1 assets. For financial instruments classified as Level 2 assets, fair values are determined using a market approach and are valued based on a variety of observable inputs as described below.

Equity securities and short-term investments: Fair value is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.

43

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value (continued)

Derivatives

The fair values for OTC-bilateral derivatives classified as Level 2 assets or liabilities are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

Most inputs for OTC-bilateral derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Embedded Derivatives

Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, and equity crediting rates within index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

The Company issues variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain portions of GMIBs are accounted for as embedded derivatives and measured at estimated fair value separately from the host variable annuity contract. These embedded derivatives are classified within policyholder account balances on the balance sheets, with changes in estimated fair value reported in net derivative gains (losses).

The Company determines the fair value of these embedded derivatives by estimating the present value of projected future benefits minus the present value of projected future fees using actuarial and capital markets assumptions including expectations of policyholder behavior. The calculation is based on in-force business and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates. The percentage of fees included in the initial fair value measurement is not updated in subsequent periods.

Capital markets assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly- traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

44

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value (continued)

The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital markets inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for BHF's debt. These observable spreads are then adjusted to reflect the priority of these liabilities and claims-paying ability of the issuing insurance subsidiaries as compared to BHF's overall financial strength.

Risk margins are established to capture the non-capital markets risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

Transfers Into or Out of Level 3:

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) were as follows at:

		Significant	December 31, 2021		December 31, 2020		Impact of Increase in Input
	Valuation Techniques	Unobservable Inputs	Range		Range		on Estimated Fair Value
Embedded derivatives
Direct, assumed and ceded guaranteed minimum benefits	• Option pricing techniques	• Mortality rates	0.03	% - 12.62%	0.03	% - 12.13%	Decrease (1)
		• Lapse rates	0.30	% - 14.50%	0.25	% - 15.00%	Decrease (2)
		• Utilization rates	0.00	% - 25.00%	0.00	% - 25.00%	Increase (3)
		• Withdrawal rates	0.25	% - 10.00%	0.25	% - 10.00%	(4)
		• Long-term equity volatilities	16.44	% - 22.16%	16.66	% - 22.21%	Increase (5)
		• Nonperformance risk spread	(0.38	)% - 1.49%	0.47	% - 1.97%	Decrease (6)

(1)  Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old, which represents the majority of the business with living benefits. Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.

(2)  The range shown reflects base lapse rates for major product categories for duration 1-20, which represents majority of business with living benefit riders. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.

45

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value (continued)

(3)  The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100% utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder.

(4)  The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(5)  Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(6)  Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3; therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a higher (lower) fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a higher (lower) fair value.

46

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value (continued)

The changes in assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3) were summarized as follows:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities
	Corporate (1)	Structured Securities	Foreign Government	Equity Securities	Net Embedded Derivatives (2)
	(In millions)
Balance, January 1, 2020	$35	$9	$—	$—	$186
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	—	—	—	—	(66)
Total realized/unrealized gains (losses) included in AOCI	—	—	—	—	—
Purchases (5)	16	6	—	—	—
Sales (5)	(6)	—	—	—	—
Issuances (5)	—	—	—	—	—
Settlements (5)	—	—	—	—	(50)
Transfers into Level 3 (6)	3	—	—	—	—
Transfers out of Level 3 (6)	(22)	(9)	—	—	—
Balance, December 31, 2020	26	6	—	—	70
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	—	—	—	—	(445)
Total realized/unrealized gains (losses) included in AOCI	—	—	—	—	—
Purchases (5)	19	10	2	3	—
Sales (5)	—	(3)	—	—	—
Issuances (5)	—	—	—	—	—
Settlements (5)	—	—	—	—	(36)
Transfers into Level 3 (6)	6	—	—	—	—
Transfers out of Level 3 (6)	(16)	(3)	—	—	—
Balance, December 31, 2021	$35	$10	$2	$3	$(411)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2019 (7)	$—	$—	$—	$—	$(122)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2020 (7)	$—	$—	$—	$—	$(111)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021 (7)	$—	$—	$—	$—	$(475)
Changes in unrealized gains (losses) included in OCI for the instruments still held at December 31, 2020 (7)	$—	$—	$—	$—	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held at December 31, 2021 (7)	$—	$—	$—	$—	$—
Gains (Losses) Data for the year ended December 31, 2019:
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	$—	$—	$—	$—	$(64)
Total realized/unrealized gains (losses) included in AOCI	$1	$—	$—	$—	$—

(1)  Comprised of U.S. and foreign corporate securities.

(2)  Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

47

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value (continued)

(3)  Amortization of premium/accretion of discount is included within net investment income. Changes in the allowance for credit losses and direct write offs are charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).

(4)  Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.

(5)  Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(6)  Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(7)  Changes in unrealized gains (losses) included in net income (loss) for fixed maturities are reported in either net investment income or net investment gains (losses). Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under derivative transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2021
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$811	$—	$—	$839	$839
Premiums, reinsurance and other receivables	$448	$—	$3	$445	$448
Liabilities
Policyholder account balances	$853	$—	$—	$845	$845
Other liabilities	$438	$—	$2	$436	$438

48

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value (continued)

	December 31, 2020
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$643	$—	$—	$681	$681
Premiums, reinsurance and other receivables	$436	$—	$1	$435	$436
Liabilities
Policyholder account balances	$915	$—	$—	$979	$979
Other liabilities	$430	$—	$7	$423	$430

9. Short-term Debt

Intercompany Liquidity Facilities

BHF has established an intercompany liquidity facility with certain of its insurance and non-insurance subsidiaries to provide short-term liquidity within and across the combined group of companies. Under the facility, which is comprised of a series of revolving loan agreements among BHF and its participating subsidiaries, each company may lend to or borrow from each other, subject to certain maximum limits for a term not more than 364 days. On March 30, 2020, BHNY issued a $100 million promissory note to Brighthouse Holdings, LLC, which bore interest at a fixed rate of 2.4996%, and was repaid upon maturity on June 30, 2020.

10. Equity

Capital Contributions

During the years ended December 31, 2021, 2020 and 2019, the Company received cash capital contributions of $0, $0 and $75 million, respectively, from Brighthouse Life Insurance Company.

Statutory Financial Information

Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing investments and deferred tax assets on a different basis.

The Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services ("NYDFS"). The National Association of Insurance Commissioners ("NAIC") has adopted standardized accounting guidance ("NAIC SAP"), which in most cases has been adopted by the NYDFS. However, statutory accounting principles continue to be established or modified by New York state laws and regulations.

New York has adopted certain prescribed accounting practices that differ from NAIC SAP. These prescribed accounting practices primarily consist of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, NYDFS Circular Letter No 11, which impacts deferred premiums, and NYDFS Seventh Amendment to Regulation 172, which impacts admitted unearned reinsurance premiums. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of the Company for the years ended December 31, 2021 and 2020 by an amount of $143 million and $33 million, respectively, relative to statutory surplus determined under NAIC SAP.

The state of New York imposes RBC requirements that were developed by the NAIC. The requirements are used by regulators to assess the minimum amount of statutory capital needed for an insurance company to support its operations, based on its size and risk profile. RBC is based on the statutory financial statements and is calculated in a manner prescribed by the NAIC, with the RBC ratio equal to the Company's Total Adjusted Capital ("TAC") divided by the Company Action Level. TAC is derived from statutory capital and surplus that includes the effect of the New York prescribed accounting practices described above. Companies below specific trigger levels or RBC ratios are subject to specified corrective action. The minimum level of TAC before corrective action commences is the Company Action Level RBC. The RBC ratio for the Company was in excess of 400% for all periods presented.

49

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

10. Equity (continued)

The tables below present amounts from the Company, which are derived from the statutory-basis financial statements as filed with the NYDFS.

Statutory net income (loss) was as follows:

		Years Ended December 31,
Company	State of Domicile	2021	2020	2019
		(In millions)
Brighthouse Life Insurance Company of NY	New York	$(52)	$(390)	$(139)

Statutory capital and surplus was as follows at:

	December 31,
Company	2021	2020
	(In millions)
Brighthouse Life Insurance Company of NY	$357	$373

Dividend Restrictions

The Company is not permitted to pay dividends in 2022 to its parent without insurance regulatory approval from the NYDFS. During the years ended December 31, 2021, 2020 and 2019, the Company paid dividends of $0, $0 and $28 million, respectively.

Under New York Insurance Laws, the Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent in any calendar year based on one of two standards. Under one standard, the Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive "unassigned funds (surplus)"), excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, the Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, the Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, the Company will be permitted to pay a dividend to its parent in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the "NY Superintendent") and the NY Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing.

50

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

10. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Unrealized Gains (Losses) on Derivatives	Total
	(In millions)
Balance at December 31, 2018	$(21)	$6	$(15)
OCI before reclassifications	178	—	178
Deferred income tax benefit (expense) (2)	(37)	—	(37)
AOCI before reclassifications, net of income tax	120	6	126
Amounts reclassified from AOCI	(5)	—	(5)
Deferred income tax benefit (expense) (2)	1	—	1
Amounts reclassified from AOCI, net of income tax	(4)	—	(4)
Balance at December 31, 2019	116	6	122
OCI before reclassifications	190	(5)	185
Deferred income tax benefit (expense) (2)	(40)	1	(39)
AOCI before reclassifications, net of income tax	266	2	268
Amounts reclassified from AOCI	(13)	—	(13)
Deferred income tax benefit (expense) (2)	3	—	3
Amounts reclassified from AOCI, net of income tax	(10)	—	(10)
Balance at December 31, 2020	256	2	258
OCI before reclassifications	(163)	6	(157)
Deferred income tax benefit (expense) (2)	33	(1)	32
AOCI before reclassifications, net of income tax	126	7	133
Amounts reclassified from AOCI	2	—	2
Amounts reclassified from AOCI, net of income tax	2	—	2
Balance at December 31, 2021	$128	$7	$135

(1)  See Note 6 for information on offsets to investments related to future policy benefits, DAC and DSI.

(2)  The effects of income taxes on amounts recorded to AOCI are also recognized in AOCI. These income tax effects are released from AOCI when the related activity is reclassified into results from operations.

Information regarding amounts reclassified out of each component of AOCI was as follows:

AOCI Components	Amounts Reclassified from AOCI			Statements of Operations Locations
	Years Ended December 31,
	2021	2020	2019
	(In millions)
Net unrealized investment gains (losses)
Net unrealized investment gains (losses)	$(2)	$13	$5	Net investment gains (losses)
Net unrealized investment gains (losses), before income tax	(2)	13	5
Income tax (expense) benefit	—	(3)	(1)
Net unrealized investment gains (losses), net of income tax	(2)	10	4
Total reclassifications, net of income tax	$(2)	$10	$4

51

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

11. Other Revenues and Other Expenses

Other Revenues

The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the "Funds") whereby the Company is paid monthly or quarterly fees ("12b-1 fees") for providing certain services to customers and distributors of the Funds. The 12b-1 fees are generally equal to a fixed percentage of the average daily balance of the customer's investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.

To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company's performance obligations to the Funds, and is used to recognize revenue associated with 12b-1 fees.

Direct other revenues consisted primarily of 12b-1 fees of $14 million, $13 million and $13 million for the years ended December 31, 2021, 2020 and 2019, respectively, of which all were reported in the Annuities segment.

Other Expenses

Information on other expenses was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Compensation	$24	$20	$20
Contracted services and other labor costs	16	16	15
Transition services agreements	6	6	14
Establishment costs	4	8	3
Premium and other taxes, licenses and fees	2	—	2
Volume related costs, excluding compensation, net of DAC capitalization	25	22	19
Other	—	5	8
Total other expenses	$77	$77	$81

Capitalization of DAC

See Note 4 for additional information on the capitalization of DAC.

Related Party Expenses

See Note 14 for a discussion of related party expenses included in the table above.

12. Income Tax

The provision for income tax was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Current:
Federal	$32	$(3)	$33
Deferred
Federal	(38)	28	(30)
Provision for income tax expense (benefit)	$(6)	$25	$3

52

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

12. Income Tax (continued)

The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2021	2020	2019
	(Dollars in millions)
Tax provision at statutory rate	$(5)	$28	$6
Tax effect of:
Dividends received deduction	(1)	(2)	(2)
Tax credits	(1)	(1)	(1)
Change in valuation allowance	1	—	—
Provision for income tax expense (benefit)	$(6)	$25	$3
Effective tax rate	25%	19%	9%

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2021	2020
	(In millions)
Deferred income tax assets:
Tax credit carryforwards	$7	$6
Net operating loss carryforwards	61	62
Other	1	—
Total deferred income tax assets	69	68
Less: Valuation allowance	1	—
Total net deferred income tax assets	68	68
Deferred income tax liabilities:
Investments, including derivatives	49	34
Policyholder liabilities and receivables	44	112
Intangibles	1	1
Net unrealized investment gains	36	68
DAC	45	31
Total deferred income tax liabilities	175	246
Net deferred income tax asset (liability)	$(107)	$(178)

At December 31, 2021, the Company had net operating loss carryforwards of approximately $290 million, all of which is carried forward indefinitely.

The following table sets forth the foreign tax credits available for carryforward for tax purposes at December 31, 2021.

Foreign Tax Credits Carryforwards
(In millions)
Expiration
2022-2025	$1
2026-2030	5
2031-2035	1
2036-2040	—
Indefinite	—
$7

53

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

12. Income Tax (continued)

The Company believes that it is more likely than not that the benefit from certain tax credit carryforwards will not be realized. Accordingly, a valuation allowance of $1 million has been established on the deferred tax assets related to the tax credit carryforwards at December 31, 2021.

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its financial statements, although the resolution of income tax matters could impact the Company's effective tax rate in the future.

The ending balance for unrecognized tax benefits that, if recognized, would impact the effective rate is $1 million for each of the years ended December 31, 2021, 2020 and 2019. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2021, 2020 and 2019.

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2010. Management believes it has established adequate tax liabilities, and final resolution of the audit for the years 2010 and forward is not expected to have a material impact on the Company's financial statements.

Tax Sharing Agreements

For the periods prior to the Separation, the Company was included in a consolidated federal life and non-life income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company under the consolidated tax return regulations and a tax sharing agreement with MetLife. This tax sharing agreement states that federal taxes will be computed on a modified separate return basis with benefits for losses.

For periods after the Separation, Brighthouse Life Insurance Company and any directly owned life insurance and reinsurance subsidiaries (including the Company and Brighthouse Reinsurance Company of Delaware) entered in a tax sharing agreement to join a life consolidated federal income tax return. The non-life subsidiaries of Brighthouse Life Insurance Company will file their own federal income tax returns. The tax sharing agreements state that federal taxes are computed on a modified separate return basis with benefit for losses.

Income Tax Transactions with Former Parent

The Company entered into a tax separation agreement with MetLife. Among other things, the tax separation agreement governs the allocation between MetLife and the Company of the responsibility for the taxes of the MetLife group. The tax separation agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. For the years ended December 31, 2021, 2020 and 2019, MetLife paid $3 million, $0 and $0, respectively, to the Company under the tax separation agreement. At both December 31, 2021 and 2020, the current income tax payable included $3 million payable to MetLife related to this agreement.

13. Contingencies, Commitments and Guarantees

Contingencies

Litigation

Sales Practices Claims

Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its financial statements for all probable and reasonably estimable losses for sales practices matters.

54

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's net income or cash flows in particular quarterly or annual periods.

Other Loss Contingencies

The Company considers establishing liabilities for loss contingencies associated with disputes or other matters involving third parties, including counterparties to contractual arrangements entered into by the Company (e.g., third-party vendors and reinsurers), as well as with tax authorities ("other loss contingencies"). The Company establishes liabilities for such other loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

On a quarterly basis, the Company reviews relevant information with respect to other loss contingencies and, when applicable, updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Commitments

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $161 million and $7 million at December 31, 2021 and 2020, respectively.

Commitments to Fund Private Corporate Bond Investments

The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $16 million and $15 million at December 31, 2021 and 2020, respectively.

Guarantees

In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

55

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

In addition, the Company indemnifies its directors and officers as provided in its charters and bylaws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

The Company did not have a liability for indemnities, guarantees and commitments at either December 31, 2021 and 2020.

14. Related Party Transactions

The Company has various existing arrangements with its Brighthouse Financial affiliates and had previous arrangements with MetLife for services necessary to conduct its activities. Certain of the MetLife services have continued, however, MetLife ceased to be a related party in June 2018. See Note 11 for amounts related to continuing transition services.

The Company has related party reinsurance, debt and equity transactions (see Notes 5, 9 and 10). Other material arrangements between the Company and its related parties not disclosed elsewhere are as follows:

Shared Services and Overhead Allocations

Brighthouse Services currently provides the Company certain services which include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology. When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $13 million, $11 million and $12 million for the years ended December 31, 2021, 2020 and 2019, respectively. Costs incurred under these arrangements were $54 million, $53 million and $61 million for the years ended December 31, 2021, 2020 and 2019, respectively, and were recorded in other expenses.

Included in these costs were those incurred related to the establishment of services and infrastructure to replace those previously provided by MetLife. The Company incurred costs of $0, $3 million and $1 million for the years ended December 31, 2021, 2020 and 2019, respectively. The Company has been charged a fee to reflect the value of the available infrastructure and services provided by these costs. While management believes the method used to allocate expenses under this arrangement has been reasonable, the allocated expenses may not have been indicative of those of a standalone entity. These establishment costs were fully allocated as of December 31, 2020.

The Company had net receivables from/(payables to) affiliates, related to the items discussed above, of ($18) million and ($6) million at December 31, 2021 and 2020, respectively.

Broker-Dealer Transactions

The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $13 million, $12 million and $12 million for the years ended December 31, 2021, 2020 and 2019, respectively. Commission expenses incurred related to these transactions and recorded in other expenses was $92 million, $71 million and $66 million for the years ended December 31, 2021, 2020 and 2019, respectively. The Company also had related party fee income receivables of $1 million at both December 31, 2021 and 2020.

56

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule I

Summary of Investments
Other Than Investments in Related Parties
December 31, 2021

(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
State and political subdivision	$290	$303	$303
U.S. government and agency	252	292	292
Public utilities	114	121	121
Foreign government	23	25	25
All other corporate bonds	2,859	3,004	3,004
Total bonds	3,538	3,745	3,745
Mortgage-backed and asset-backed securities	915	941	941
Redeemable preferred stock	11	11	11
Total fixed maturity securities	4,464	4,697	4,697
Equity securities:
Non-redeemable preferred stock	3	3	3
Total equity securities	3	3	3
Mortgage loans	811		811
Short-term investments	13		13
Other invested assets	342		342
Total investments	$5,633		$5,866

(1)  Cost or amortized cost for fixed maturity securities represents original cost reduced by impairments that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost.

57

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Supplementary Insurance Information
December 31, 2021 and 2020

(In millions)

Segment	DAC	Future Policy Benefits and Other Policy-Related Balances	Policyholder Account Balances	Unearned Premiums (1), (2)	Unearned Revenue (1)
2021
Annuities	$208	$461	$4,349	$—	$2
Life	16	386	11	1	—
Corporate & Other	—	11	—	—	—
Total	$224	$858	$4,360	$1	$2
2020
Annuities	$141	$474	$3,138	$—	$2
Life	19	352	13	1	—
Corporate & Other	—	11	—	—	—
Total	$160	$837	$3,151	$1	$2

(1)  Amounts are included within the future policy benefits and other policy-related balances column.

(2)  Includes premiums received in advance.

58

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Supplementary Insurance Information (continued)
December 31, 2021, 2020 and 2019

(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income (1)	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC	Other Expenses
2021
Annuities	$113	$121	$42	$(4)	$65
Life	4	35	10	2	11
Corporate & Other	1	1	(3)	—	1
Total	$118	$157	$49	$(2)	$77
2020
Annuities	$102	$97	$59	$37	$57
Life	12	36	2	1	12
Corporate & Other	1	1	—	—	8
Total	$115	$134	$61	$38	$77
2019
Annuities	$105	$83	$21	$19	$68
Life	14	37	48	3	10
Corporate & Other	1	2	—	—	3
Total	$120	$122	$69	$22	$81

(1)  See Note 2 of the Notes to the Financial Statements for the basis of allocation of net investment income.

59

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule IV

Reinsurance
December 31, 2021, 2020 and 2019

(Dollars in millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2021
Life insurance in-force	$39,572	$33,955	$—	$5,617	—%
Life insurance premium (1)	$75	$62	$—	$13	—%
2020
Life insurance in-force	$41,707	$35,792	$—	$5,915	—%
Life insurance premium (1)	$82	$60	$—	$22	—%
2019
Life insurance in-force	$44,324	$38,220	$—	$6,104	—%
Life insurance premium (1)	$86	$63	$—	$23	—%

(1)  Includes annuities with life contingencies.

For the years ended December 31, 2021, 2020 and 2019, reinsurance ceded included related party transactions for life insurance in-force of $25.8 billion, $27.0 billion and $28.7 billion, respectively, and life insurance premiums of $45 million, $43 million and $45 million, respectively. There were no related party transactions for assumed life insurance in-force and life insurance premiums for the years ended December 31, 2021, 2020 and 2019.

60